                                      LEASE

      LEASE made this 30th day of January, 2001 (the "Date of this Lease" or "Date of the Lease") by and between WATERFORD PARK, LLC, a Massachusetts limited liability company (the "Landlord"), and SEPRACOR, INC., a Delaware corporation (the "Tenant"). In consideration of the mutual covenants and conditions set forth below, Landlord and Tenant hereby agree as follows.

                                    ARTICLE I

                       Basic Data, Definitions, Schedules

      1.1 Basic Data. Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.

Landlord's Address:                      c/o Waterford Development Corp.
                                         175 Highland Avenue
                                         Needham, Massachusetts 02494

Tenant's Address:                        111 Locke Drive
                                         Marlborough, Massachusetts 01752
                                         Attn: Senior Vice President of
                                         of Finance and Administration

Office, Research and
Development Park or Park:                Solomon Pond Corporate Center,
                                         Marlborough, Middlesex County,
                                         Massachusetts, as more particularly
                                         described in Schedule DP attached
                                         hereto. The Office, Research and
                                         Development Park consists of the
                                         Subject Land, Phase II Land, Phase III
                                         Land and related easements. The Park
                                         contains approximately 58 acres.

Subject Land or Land:                    The particular parcel of land in the
                                         Office, Research and Development Park
                                         described in Schedule DL attached
                                         hereto.

Ground Landlord:                         Hillside School, Inc., a Massachusetts
                                         non-profit corporation which owns the
                                         fee interest in the Subject Land and
                                         Office, Research and Development Park.

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Ground Lease:                            A 99 year lease of the Subject Land
                                         between Ground Landlord and Landlord
                                         (as Ground Tenant) dated on or about
                                         the Date of this Lease and entitled
                                         "Phase I Ground Lease from Hillside
                                         School, Inc. to Waterford Park, LLC for
                                         Land Located in Marlborough,
                                         Massachusetts." A copy of the Ground
                                         Lease is attached hereto as Schedule
                                         GL. A Notice of the Ground Lease is to
                                         be recorded with Middlesex South
                                         Registry of Deeds.

Building:                                An approximately 192,600 square foot
                                         building to be constructed by Landlord
                                         on the Subject Land as part of the
                                         Project.

Infrastructure:                          The access roadways, driveways, parking
                                         areas, utilities, sidewalks, traffic
                                         controls and other improvements to be
                                         constructed by Landlord on the Subject
                                         Land or otherwise in or about the
                                         Office, Research and Development Park
                                         (including required off-site work) to
                                         serve the Building and/or buildings in
                                         the Park, as part of the Project or
                                         future development phases of the Park.

Base Project:                            The Building (exclusive of Tenant's
                                         Specialized Improvements/Base Building
                                         Upgrades and Tenant's Fixtures and
                                         Equipment) plus the Infrastructure to
                                         be constructed by Landlord on the
                                         Subject Land and in or about other
                                         portions of the Office, Research and
                                         Development Park which is allocated to
                                         the Base Project, all pursuant to
                                         Article IV. The Base Project is more
                                         particularly described in Schedule BP
                                         attached hereto.

Tenant's Specialized Improvements/
Base Building Upgrades (sometimes
abbreviated as TSI/BBU):                 The specialized improvements to be
                                         constructed in the Building by Landlord
                                         pursuant to Article IV, above and
                                         beyond the Base Project, in order to
                                         meet the particular requirements of the
                                         Tenant's business, including both
                                         specialized additional items and
                                         upgrades to Base Building Elements
                                         (such as enhanced ventilation systems).
                                         Tenant's Specialized Improvements/Base
                                         Building Upgrades are more particularly
                                         described in Schedule SI attached


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                                         hereto. Tenant's Specialized
                                         Improvements/Base Building Upgrades (as
                                         distinguished from Tenant's Fixtures
                                         and Equipment described below)
                                         generally consist of items built or
                                         incorporated into the fabric of the
                                         Building and therefore not easily
                                         removed. Landlord is responsible for
                                         both procurement and installation of
                                         the TSI/BBU.

Tenant's Fixtures and Equipment
(sometimes abbreviated as TFE):          The specialized fixtures and equipment
                                         to be installed in the Building by
                                         Landlord pursuant to Article IV, above
                                         and beyond the Base Project, in order
                                         to meet the particular requirements of
                                         Tenant's business. Tenant's Fixtures
                                         and Equipment are more particularly
                                         described in Schedule FE attached
                                         hereto. Tenant's Fixtures and
                                         Equipment, (as distinguished from
                                         Tenant's Specialized Improvements/Base
                                         Building Upgrades described above)
                                         generally consist of items which are
                                         only placed or affixed in the Building
                                         and therefore are easily removed. The
                                         TFE are to be procured by Tenant at its
                                         own cost and expense, separate from the
                                         Project, and delivered to Landlord, and
                                         then, once so delivered, installed by
                                         Landlord as part of the Project.

Phases II/III Preliminary Work:          Portions of the Infrastructure work in
                                         the Office, Research and Development
                                         Park and design, permitting and legal
                                         work for the entire park being
                                         completed as part of the initial
                                         Project but allocated for cost purposes
                                         to the future Phase II and Phase III
                                         Projects because they will also benefit
                                         therefrom.

Project: The Base Project, Tenant's Specialized Improvements/Base Building Upgrades, installation (but not procurement) of Tenant's Fixtures and Equipment and Phases II/III Preliminary Work.

Premises:                                The Subject Land and the Building and
                                         Infrastructure thereon, (a) together
                                         with the right and easement to use the
                                         Infrastructure located in or about
                                         other portions of the Office, Research
                                         and Development Park from time to time
                                         as are necessary to serve the Subject
                                         Land


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                                         and Building and (b) subject to the
                                         rights of all others entitled thereto
                                         to use the Infrastructure (whether
                                         located on or off the Subject Land) in
                                         common with the owner, tenants or
                                         occupants of the Subject Land and
                                         Building.

Plans and Specifications:                The plans and specifications for the
                                         Project set forth in Schedule PS
                                         attached hereto.

Budgeted Cost for Base Project:          $29,471,463

Budgeted Cost for Tenant's
Specialized Improvements/Base
Building Upgrades:                       $9,106,671

Budgeted Cost for Installation of
Tenant's Fixtures and Equipment;         $218,623

Budgeted Cost for Phases II/III
Preliminary Work:                        $874,288

Budgeted Cost for Entire Project:        $39,671,045

Interim First Mortgage Lender
or IFM Lender:                           Tenant, or at Tenant's option, a Tenant
                                         Affiliate.

Interim First Mortgage Loan
or IFM Loan:                             A $20,860,000 interest-only
                                         construction loan secured by a first
                                         mortgage of the Premises to be made by
                                         Interim First Mortgage Lender to
                                         Landlord to finance construction of the
                                         Project, and then upon substantial
                                         completion of the Project to convert to
                                         an amortizing term loan maturing five
                                         years after the original loan date
                                         (i.e. a so-called "mini-perm" loan),
                                         all as more particularly set forth in
                                         Section 4.11 and the Interim First
                                         Mortgage Loan Documents.

Second Mortgage Lender:                  Tenant or, at Tenant's option, a Tenant
                                         Affiliate.

Second Mortgage Loan:                    A $6,458,597 mortgage loan (such amount
                                         being 75% of the remainder obtained
                                         after subtracting (a) the Construction
                                         Loan amount from (b) the Budgeted Cost
                                         for the Base Project), to be made by
                                         Second Mortgage Lender to Landlord
                                         further to finance the Project, all as
                                         more particularly set forth in Section
                                         4.11 and the Second Mortgage Loan
                                         Documents.


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Landlord's Contribution to
Base Project Cost:                       $2,152,866, being 25% of the remainder
                                         obtained after subtracting (a) the
                                         Construction Loan amount from (b) the
                                         Budgeted Cost for the Base Project.

Tenant's Contribution for Tenant's
Specialized Improvements/Base
Building Upgrades:                       $9,106,671, being 100% of the Budgeted
                                         Cost for Tenant's Specialized
                                         Improvements/Base Building Upgrades.

Tenant's Contribution for Installation
of Tenant's Fixtures and Equipment:      $218,623, being 100% of the Budgeted
                                         Cost for installation Tenant's Fixtures
                                         and Equipment.

Landlord's Contribution for
Phases II/III Preliminary Work:          $874,288, being 100% of the Budgeted
                                         Cost for the Phases II/III Preliminary
                                         Work.

Excess Base Project Cost:                The amount, if any, by which the actual
                                         Base Project Cost exceeds the Budgeted
                                         Cost for the Base Project shall be
                                         borne by the respective Parties as
                                         provided in Section 4.33.

Base Project Cost Savings:               The amount, if any, by which the actual
                                         Base Project Cost is less than the
                                         Budgeted Cost for the Base Project
                                         shall be shared between the Parties as
                                         provided in Section 4.34.

Excess Tenant Specialized Improvements/
Base Building Upgrades Cost:             The amount, if any, by which the actual
                                         Tenant's Specialized Improvements/Base
                                         Building Upgrades Cost exceeds the
                                         Budgeted Cost for the TSI/BBU shall be
                                         borne by the respective Parties as
                                         provided in Section 4.35.

Tenant's Specialized Improvements/
Base Building Upgrades Savings:          The amount, if any, by which the actual
                                         Tenant's Specialized Improvements/Base
                                         Building Upgrades Cost is less than the
                                         Budgeted Cost for the TSI/BBU shall be
                                         shared by the parties as provided in
                                         Section 4.36.

Excess Tenant's Fixtures and
Equipment Installation Cost:             The amount, if any, by which the actual
                                         Tenant's Fixtures and Equipment
                                         Installation Cost


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                                         exceeds the Budgeted Cost of for
                                         Installation of the TFE shall be borne
                                         by the respective Parties as provided
                                         in Section 4.37.

Tenant's Fixtures and Equipment
Installation Cost Savings:               The amount, if any, by which the actual
                                         Tenant's Fixtures and Equipment
                                         Installation Cost is less than the
                                         Budgeted Cost for Installation of the
                                         TFE shall be shared between the Parties
                                         as provided in Section 4.38.

Excess Phase II/III Preliminary Work
Cost: The amount, if any, by which the actual Phases II/III Preliminary Work Cost exceeds the Budgeted Cost for such work shall be borne by the respective Parties as provided in Section 4.39.

Phase II/III Preliminary Work
Cost Savings:                            The amount, if any, by which the actual
                                         Phases II/III Preliminary Work Cost is
                                         less than the Budgeted Cost for such
                                         work shall be shared between the
                                         Parties as provided in Section 4.40.

Term Commencement Date
or Commencement Date:                    The first to occur of (a) the date
                                         which is 20 days after Landlord has
                                         Substantially Completed the Project and
                                         the Premises are Ready for Tenant's
                                         Occupancy or (b) the date on which
                                         Tenant first occupies the Premises or
                                         any part thereof for the operation of
                                         its business therein for the Permitted
                                         Uses.

Term: Fifteen (15) years, plus the partial month, if any, at the beginning of the Term, beginning on the Term
                                         Commencement Date.

Construction Commencement
Deadline:                                Landlord shall submit a purchase order
                                         for steel frame for the Building to a
                                         qualified manufacturer within ten days
                                         after the Date of this Lease. Landlord
                                         should then in due course receive a
                                         scheduled delivery date from such
                                         manufacturer, and shall promptly notify
                                         Tenant upon such receipt. The
                                         Construction Commencement Deadline
                                         shall then be the later of (a) 60 days
                                         before the scheduled steel delivery


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                                         date as specified by such manufacturer
                                         or (b) 30 days after the Date of this
                                         Lease.

Scheduled Completion Date:               13 months after the Construction
                                         Commencement Deadline.

Outside Completion Deadline:             15 months after the Construction
                                         Commencement Deadline.

Base Rent:                               As set forth in Schedule BR attached
                                         hereto.

Permitted Uses:                          Office, research, development and
                                         laboratory use, including without
                                         limitation medical, pharmaceutical,
                                         biological and biotechnology research,
                                         development and laboratory work which
                                         may include experimentation involving
                                         laboratory animals (such as mice,
                                         rabbits and rats) and so-called
                                         recombinant DNA and other genetic
                                         research to the extent permitted by
                                         Applicable Laws. Also, limited
                                         manufacturing accessory to the
                                         aforesaid uses, provided that such
                                         manufacturing (a) is allowed on the
                                         Premises under Applicable Laws, (b) is
                                         authorized by the Declaration of
                                         Easements, (c) occurs within a building
                                         which has substantially the appearance
                                         of a first-class office, research and
                                         development building and (d) does not
                                         result in material air, water noise or
                                         other emissions outside such building.

Comprehensive General
Liability Insurance Limits:              $10,000,000 combined single limit
                                         (including so-called umbrella or excess
                                         liability coverage).

Permanent First Mortgage Lender:         A recognized bank, insurance company,
                                         pension fund, real estate investment
                                         trust or other institutional lender
                                         which Landlord obtains to make the
                                         Permanent First Mortgage Loan.

Permanent First Mortgage Loan:           A long term first mortgage loan which
                                         Landlord shall obtain to pay off and
                                         replace the Interim First Mortgage Loan
                                         by the maturity date of the latter, as
                                         more particularly set forth in Section
                                         5.2 and the First Mortgage Loan
                                         Documents.


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Extension Options or
Options to Extend:                       Tenant shall have options to extend the
                                         Term for four consecutive Extension
                                         Periods of five years each, as more
                                         particularly set forth in Section 2.6.

Phase II Land:                           The particular parcel of land in the
                                         Office, Research and Development Park
                                         described in Schedule L2 attached
                                         hereto. The Phase II Land is adjacent
                                         to the Subject Land to the northwest.

Phase II Landlord:                       Waterford Park Phase II, LLC, a
                                         Massachusetts limited liability company
                                         which is a Landlord Affiliate.

Phase II Ground Lease:                   A 99-year lease of the Phase II Land
                                         between Ground Landlord and Phase II
                                         Landlord (as Ground Tenant) dated on or
                                         about the Date of this Lease and
                                         entitled "Phase II Ground Lease from
                                         Hillside School, Inc. to Waterford Park
                                         Phase II, LLC for Land Located in
                                         Marlborough, Massachusetts". A copy of
                                         the Phase II Ground Lease is attached
                                         hereto as Schedule G2. A notice of the
                                         Phase II Ground Lease is to be recorded
                                         with Middlesex South Registry of Deeds.

Phase II Building:                       An approximately 79,400 square foot
                                         expansion of the Building which Phase
                                         II Landlord may construct on the Phase
                                         II Land pursuant to the Phase II
                                         Project.

Phase II Project:                        The Phase II Building and related
                                         infrastructure on the Phase II Land,
                                         together with such further
                                         infrastructure (if any) in or about
                                         other portions of the Office, Research
                                         and Development Park as are part of
                                         Phase II of construction therein, which
                                         Phase II Landlord may construct
                                         pursuant to Article XX. A preliminary
                                         plan of the Phase II Project is
                                         attached hereto as Schedule P2.

Phase II Premises:                       The Phase II Land and Building and
                                         related infrastructure thereon,
                                         together with the right and easement to
                                         use the infrastructure located in or
                                         about other portions of the Office,
                                         Research and Development Park from time
                                         to time as are


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                                         necessary to service the Phase II Land
                                         and Building, in common with all others
                                         entitled thereto.

Phase II Expansion Option:               Tenant has the option to have Phase II
                                         Landlord build the Phase II Project on
                                         the Phase II Land and to lease the
                                         Phase II Premises from Phase II
                                         Landlord, in addition to Tenant's
                                         leasing of the Premises pursuant to
                                         this Lease, as more particularly set
                                         forth in Article XX.

Phase II Base Rent:                      If Tenant exercises the Phase II
                                         Expansion Option, the base rent under
                                         the Phase II Lease between Tenant and
                                         Phase II Landlord shall be as set forth
                                         in Schedule B2.

Phase III Land:                          The particular parcel of land in the
                                         Office, Research and Development Park
                                         described in Schedule L3 attached
                                         hereto. The Phase III Land is adjacent
                                         to the Subject Land to the east.

Phase III Landlord:                      Waterford Park Phase III, LLC, a
                                         Massachusetts limited liability company
                                         and which is a Landlord Affiliate.

Phase III Ground Lease:                  A 99-year lease of the Phase III Land
                                         between Ground Landlord and Phase III
                                         Landlord (as Ground Tenant) dated on or
                                         about the Date of this Lease and
                                         entitled "Phase III Ground Lease from
                                         Hillside School, Inc. to Waterford Park
                                         Phase III, LLC for Land Located in
                                         Marlborough, Massachusetts". A copy of
                                         the Phase III Ground Lease is attached
                                         hereto as Schedule G3. A notice of the
                                         Phase III Ground Lease is to be
                                         recorded with Middlesex South Registry
                                         of Deeds.

Phase III Building:                      An approximately 153,000 square foot
                                         Building which Phase III Landlord may
                                         construct on the Phase III Land
                                         pursuant to the Phase III Project.

Phase III Project:                       The Phase III Building and related
                                         infrastructure on the Phase III Land,
                                         together with such further
                                         infrastructure (if any) in or about
                                         other portions of the Office, Research
                                         and Development Park as are part of
                                         Phase III of construction therein,
                                         which Phase III Landlord


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                                         may construct pursuant to Article XXI.
                                         A preliminary plan of the Phase III
                                         Project is attached hereto as Schedule
                                         P3.

Phase III Premises:                      The Phase III Land and Building and
                                         related infrastructure thereon,
                                         together with the right and easement to
                                         use the infrastructure located in or
                                         about other portions of the Office,
                                         Research and Development Park from time
                                         to time as are necessary to serve the
                                         Phase III Land and Building, in common
                                         with all others entitled thereto.

Phase III Expansion Option:              Tenant has the option to have Phase III
                                         Landlord build the Phase III Project on
                                         the Phase III Land and to lease the
                                         Phase III Premises from Phase III
                                         Landlord, in addition to Tenant's
                                         leasing of the Premises pursuant to
                                         this Lease, as more particularly set
                                         forth in Article XXI.

Phase III Base Rent:                     If Tenant exercises the Phase III
                                         Expansion Option, the base rent under
                                         the Phase III Lease between Tenant and
                                         Phase III Landlord shall be as set
                                         forth in Schedule B3.

Purchase Option or Option to Purchase:   Tenant shall have an option to purchase
                                         the entire Office Research and
                                         Development Park, as more particularly
                                         set forth in Article XXII.

Purchase Option Notification Deadline:   Three years after the Date of this
                                         Lease.

Right of First Offer to Purchase:        Tenant shall also have a right of first
                                         offer to purchase the entire Park, as
                                         more particularly set forth in Article
                                         XXIII.

Broker:                                  Trammell Crow Company (formerly Fallon,
                                         Hines & O'Connor).

      1.2 Further Definitions. In addition to terms set forth above, the following terms shall be defined as indicated.

      1.2.1 Additional Rent. "Additional Rent" shall mean all Operating Expenses (including Real Estate Taxes), personal property taxes, insurance premiums, utility charges, late payment interest and other amounts charged to or to be paid by Tenant pursuant to Article VII, plus any other charges to be paid by Tenant and designated as Additional Rent by any other of the terms and conditions of this Lease.


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      1.2.2 Annual Operating Cost Reconciliation Statement. "Annual Operating
Cost Reconciliation Statement" or "Annual OC Reconciliation Statement" refers to the annual statements rendered by Landlord pursuant to Section 7.3 to settle the annual Operating Costs paid by Tenant with respect to the Premises, and shall have the specific meaning set forth in said Section.

      1.2.3 Applicable Laws. "Applicable Laws" shall mean all laws, codes, statutes, ordinances, by-laws, regulations, rules, licenses, permits, variances, governmental orders, governmental approvals, title restrictions and requirements of any board of fire underwriters, insurance rating organization and other insurance requirements applicable to any given facts, things, circumstances or events.

      1.2.4 Base Building Elements. "Base Building Elements" shall mean all items, elements and components of the Building which constitute the so-called "base building", such as, by way of example but without limitation, the Building foundations, structural elements, exterior walls, roofs, windows, doors, other items constituting the so-called "building envelope", heating, ventilating, air conditioning, plumbing, electrical, mechanical and other utility systems and equipment, and regular or standard interior walls, lighting, lavatories and facilities. Base Building Elements are distinguished from and do not include additional special fixtures, furnishings and equipment installed to meet the requirements of Tenant's particular business or uses.

      1.2.5 Base Project Cost. "Base Project Cost" shall mean the total actual costs and expenses incurred to develop and construct the Base Project for each of the line items specified in the Base Project Cost pro forma attached hereto as Schedule PB. The current estimated cost of each such line item, as reasonably determined by the Parties as of the Date of this Lease, is set forth in said pro forma. The Base Project Cost does not include the Phases II/III Preliminary Work Cost.

      1.2.6 Budgeted Cost. "Budgeted Cost" shall refer to any or all the Budgeted Cost for the Base Project, the Budgeted Cost for the Tenant's Specialized Improvements/Base Building Upgrades, the Budgeted Cost for Installation of Tenant's Fixtures and Equipment and/or the Budgeted Cost for the Phase II/III Preliminary Work, as the context requires.

      1.2.7 Cash and Cash Equivalents. "Cash and Cash Equivalents" shall mean
(a) actual cash plus (b) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, having maturities of one year or less, (c) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less by or with any commercial bank or other financial institution organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000, (d) commercial paper of an issuer rated at least A-2 by Standard & Poor's Rating Services or P-2 by Moody's Investor Services, Inc, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and having maturities of one year or less, (e) repurchase obligations of any commercial bank or other financial institution satisfying the requirements of clause (c) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government, (f) securities having maturities of one year or less issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any state, commonwealth or territory or by and foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor's or A by Moody's, (g) securities having maturities of one year or less backed by standby letters of credit issued by any commercial bank or other financial institution satisfying the requirements of clause (c) of this definition; or (h) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses
(a) through (g) of this definition.

      1.2.8 Closing. "Closing" and "Closing Date" shall refer to the time and place for delivery of the Deed by the Collective Owners to Tenant and the payment of the Purchase Price by Tenant to the Collective Owners pursuant to Tenant's Purchase Option under Section 22.4 or pursuant to Tenant's Right of First Offer to Purchase under Section 23.2, as applicable, and shall be more particularly defined as set forth in said Sections.

      1.2.9 Closing Escrow Agent. "Closing Escrow Agent" or "Escrow Agent" shall mean a recognized title insurance company, bank or similar financial institution selected by Landlord to be the escrow agent for the Closing under Tenant's Purchase Option or Right of First Offer to Purchase, subject to Tenant's approval, which shall not be unreasonable withheld or delayed.

      1.2.10 Collective Owners. "Collective Owners" shall mean Landlord, Phase II Landlord, Phase III Landlord, Ground Landlord and their respective successors and assigns, collectively, as the owners, collectively, of the entire fee simple absolute interest in the Office, Research and Development Park (Ground Landlord as the owner of the underlying fee interest in the entire Park, Landlord as the owner of the leasehold interest in the Premises pursuant to the Ground Lease, Phase II Landlord as the owner of the leasehold interest in the Phase II Premises under the Phase II Ground Lease and Phase III Landlord as the owner of the leasehold interest in the Phase III Premises under the Phase III Ground Lease).

      1.2.11 Construction Management Contract. "Construction Management Contract" shall have the meaning set forth in Section 4.5.

      1.2.12 Construction Manager. "Construction Manager" shall have the meaning set forth in Section 4.5

      1.2.13 Construction Loan Segment. "Construction Loan Segment" or "Construction Loan" shall mean to the construction portion of the Interim First Mortgage Loan for the Property and Project pursuant to Section 4.11 and the First Mortgage Loan Documents.

      1.2.14 Declaration of Easements. "Declaration of Easements, Covenants and Restrictions" or "Declaration" shall mean the Declaration of Easements, Covenants and Restrictions for Solomon Pond Corporate Center, Marlborough and Northborough, Massachusetts by Ground Landlord dated on or about the Date of this Lease and to be recorded with the Middlesex South Registry of Deeds, prior to the Notice of Lease herefor, setting forth the various common easements, covenants and restrictions to service and govern the Office, Research and Development Park.

      1.2.15 Deed. "Deed" shall mean a good and sufficient quitclaim deed by which the Collective Owners convey the Office, Research and Development Park to Tenant pursuant to Tenant's Purchase Option under Article XXII or Tenant's Right of First Offer under Article XXIII, as applicable.

      1.2.16 Defect Notice. "Defect Notice" shall refer to a notice from Tenant to Landlord, given either under Section 22.8 in connection with Tenant's exercise of its Option to Purchase the Office, Research and Development Park or under Section 23.2 in connection with Tenant's exercise of its Right of First Offer to Purchase the Park, notifying Landlord that Tenant's Due Diligence Investigations have uncovered a Qualifying Defect and specifying the course of action on account thereof which Tenant elects pursuant to whichever said Section is applicable, all as more particularly set forth and defined in such Sections.

      1.2.17 Developer's Fee. The amount to be paid to Landlord for managing development of the Base Project as set forth in the Base Project Cost pro forma attached hereto as Schedule BP and calculated as $3.30 per square foot of the space in the Building.

      1.2.18 Due Diligence Deadline. "Due Diligence Deadline" shall mean (a) with respect to Tenant's Purchase Option, 60 days after the Purchase Option Exercise Notice, as more particularly defined and set forth in Section 22.8, and
(b) with respect to Tenant's Right of Offer to Purchase, 60 days after Tenant's Purchase Acceptance Notice, as more particularly defined and set forth in
Section 23.2.

      1.2.19 Due Diligence Investigations. "Due Diligence Investigations" shall mean such investigations, examinations, testing and evaluations as Tenant may elect to make at its sole cost and expense in connection with Tenant's exercise of its Option to Purchase or Right of First Offer to Purchase the Office, Research and Development Park, with respect to (a) title to the Park, (b) what access, easements and utilities are available to the Park, (c) the physical condition of the Park (including without limitation the structural integrity, watertight condition and working order of any buildings and improvements therein), (d) the Applicable Laws with respect to the Park, and whether or not the Park complies therewith, (e) whether or not the Park has all Necessary Permits for the buildings and improvements therein and uses made thereof, (f) the presence or absence of any Hazardous Substances or other pollutants in, on or about the Park, (g) any other environmental conditions, issues or problems with respect to the Park and (h) any other relevant conditions, facts, things, circumstances or matters with respect to the Park.

      1.2.20 Event of Default. "Event of Default" shall refer to a default by Tenant under this Lease as enumerated and described in Section 17.1, and shall have the specific meaning set forth in said Section.

      1.2.21 Extension Period. "Extension Period" shall mean a given five year period by which the Term may be extended pursuant to Tenant's Extension Option. An Extension Period shall commence upon the expiration of the then current Term (i.e., the initial Term or the last Extension Period for which Tenant exercised its Extension Option, as applicable) and expire five years thereafter.

      1.2.22 First Offer Notice. "First Offer Notice" or "First Offer" shall refer to the notice and offer to be given by Landlord to Tenant if Landlord should wish to sell the Office, Research and Development Park in accordance with Tenant's Right of First Offer to Purchase pursuant to Section 23.1, and shall have the specific meaning set forth in said Section.

      1.2.23 First Offer Purchase Price. "First Offer Purchase Price" shall refer to the purchase price which Tenant shall pay for the Office, Research, and Development Park pursuant to Section 23.2 if Tenant exercises its Right of First Offer therefor, and shall have the specific meaning set forth in said Section.

      1.2.24 Five Party Notice. "Five Party Notice" shall mean a Notice of Option to Purchase and Right of First Offer to Purchase and Agreement among Collective Owners and Tenant dated on or about the Date of this Lease confirming that said parties all agree to and shall be bound by Tenant's Purchase Option and Right of First Offer to Purchase, notwithstanding anything to the contrary or inconsistent therewith in the Ground Lease, Phase II Ground Lease or Phase III Ground Lease. The Five Party Notice shall be substantially in the form set forth in Schedule 5P attached hereto and shall be recorded in Middlesex South Registry of Deeds.

      1.2.25 Ground Lease Subordination, Nondisturbance and Attornment Agreement. "Ground Lease Subordination, Nondisturbance and Attornment Agreement" or "Ground Lease SNDA" shall mean an agreement among Ground Landlord, Landlord and Tenant providing in essence that (a) Ground Landlord consents to this Lease,
(b) this Lease is subordinate to the Ground Lease and all of the provisions, terms and conditions hereof (except as otherwise provided in the Five Party Notice with respect to Tenant's Purchase Option and Right of First Refusal to Purchase), (c) in the event that Ground Landlord succeeds to Landlord's interest in the Premises under this Lease due to termination of the Ground Lease or otherwise, Tenant shall attorn to Ground Landlord, and Ground Landlord, provided that Tenant is not in default hereunder after any applicable notice and cure period, shall recognize this Lease and Tenant's rights hereunder and shall not disturb Tenant's possession of the Premises pursuant hereto and (d) Ground Landlord shall not be responsible for Landlord's obligations under this Lease unless and until Ground Landlord so succeeds to Landlord's interest hereunder. The Ground Lease SNDA shall be substantially in the form set forth in Schedule GS attached hereto.

      1.2.26 Hazardous Substances. "Hazardous Substances" shall mean any substances, materials or wastes defined or regulated as hazardous or toxic by the federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et. seq., the federal Resource, Conservation and Recovery Act, 42 U.S.C. ss.6901 et. seq., the federal Hazardous Materials Transportation Act, 49 U.S.C. ss.1802 et. seq., the federal Toxic Substances Act, 15 U.S.C. ss.2601 et. seq., the Massachusetts Hazardous Materials Release Prevention and Response Act, M.G.L. ch. 21E, the regulations adopted and publications promulgated pursuant to said Acts, and any other Applicable Laws, and shall specifically include, without limitation, oil, petroleum products, asbestos, urea formaldehyde insulation, materials containing lead and flammable, combustible and explosive substances.

      1.2.27 Interim First Mortgage Loan Documents. "Interim First Mortgage Loan Documents" or "IFM Loan Documents" shall mean the note, mortgage and other documents and instruments evidencing, securing or otherwise relating to the Interim First Mortgage Loan.

      1.2.28 Interim Term Loan. "Interim Term Loan" or "Term Loan Segment" shall mean the term loan portion of the Interim First Mortgage Loan for the Premises and Project pursuant to Section 5.1 and the Interim First Mortgage Loan Documents.

      1.2.29 Landlord Affiliate. "Landlord Affiliate" shall mean any corporation, limited liability company, partnership, trust or other entity (a) at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of which is directly or indirectly owned by Landlord, (b) which directly or indirectly owns at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of Landlord,
(c) at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of which is directly or indirectly owned by a third corporation, limited liability company, partnership, trust or other entity which also directly or indirectly owns at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of Landlord or
(d) at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of which is directly or indirectly owned collectively by stockholders, members, partners or beneficiaries who also directly or indirectly own collectively at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of Landlord. Without limiting the foregoing, the Parties acknowledge that Waterford Development Corp., a Massachusetts corporation, is a Landlord Affiliate with respect to the Landlord named in the preamble of this Lease.

      1.2.30 Late Payment/Default Interest Rate. "Late Payment/Default Interest Rate" shall mean the greater of (a) prime rate of interest published from time to time in the Wall Street Journal (or if such newspaper ceases publication or ceases publishing such rate, as published from time to time in a reasonably comparable publication), plus 2% per annum, or (b) the default rate of interest applicable under the first Mortgage on the Premises, but in no event more, when taken together with any other charges due from Tenant in connection therewith, than the maximum rate of interest allowed by Applicable Laws.

      1.2.31 Landlord's Proposed Pricing/Timing Adjustment. "Landlord's Proposed Pricing/Timing Adjustment" or "Proposed Pricing/Timing Adjustment" shall refer to Landlord's notice back to Tenant after receiving a Tenant Change Proposal pursuant to Section 4.21 setting forth Landlord's reasonable and good faith determination as to how such Change Proposal, if executed, would effect the Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost, Phases II/III Preliminary Work Cost and/or the Project completion schedule, and shall have the specific meaning set forth in said Section.

      1.2.32 Landlord Related Party. "Landlord Related Party" shall mean a person or entity (a) in which Landlord directly or indirectly owns a material interest, (b) which directly or indirectly owns a material interest in Landlord,
(c) in which a material interest is directly or indirectly owned by another person or entity which also directly or indirectly owns a material interest in Landlord, (d) which directly or indirectly owns a material interest in another entity which also directly or indirectly owns a material interest in Landlord,
(e) who is related to any person which directly or indirectly owns a material interest in Landlord as such person's parent, guardian, grandparent, father-in-law, mother-in-law, spouse, fiance, child, ward, grandchild, sibling, brother-in-law, sister-in-law, uncle, aunt, great uncle, great aunt, niece, nephew, grandnephew, grandniece, cousin or similar family or legal relation or
(f) in which any such relation directly or indirectly owns a material interest. Without limiting the foregoing, the Parties acknowledge that Waterford Development Corp., a Massachusetts corporation, is a Landlord Related Party with respect to the Landlord named in the preamble of this Lease.

      1.2.33 Lease Year. "Lease Year" shall mean (a) if the Term Commencement Date occurs on the first day of a calendar month, each twelve month period during the Term beginning on the Term Commencement Date and each anniversary thereof and ending on the day before the next succeeding such anniversary and
(b) if the Term Commencement Date occurs on a day other than the first day of a calendar month, each twelve month period during the Term beginning on the first day of the calendar month immediately after the month in which the Term Commencement Date occurs and each anniversary of such day, and ending on the day before the next succeeding such anniversary.

      1.2.34 Monthly Debt Service Component. "Monthly Debt Service Component" of Base Rent shall mean the sum of (a) either (i) Interim First Mortgage Monthly Debt Service Amount or (ii) the Permanent First Mortgage Monthly Debt Service Amount, whichever is then applicable, plus (b) the Second Mortgage Monthly Debt Service Amount, as more particularly defined in Schedule BR.

      1.2.35 Monthly Estimated Operating Cost Payments. "Monthly Estimated Operating Cost Payments" or Monthly Estimated OC Payments" shall refer to the monthly estimated payments made by Tenant to Landlord on account of Operating Costs for a given year pursuant to Section 7.2, and shall have the specific meaning set forth in said Section.

      1.2.36 Monthly Return on Landlord's Equity Component. "Monthly Return on Landlord's Equity Component" or "Monthly ROE Component" shall refer to the component of Base Rent constituting the return on Landlord's Contribution to Base Project Cost pursuant to Schedule BR, and shall have the specific meaning set forth in said Schedule.

      1.2.37 Mortgage. "Mortgage" shall mean any mortgage, deed of trust or other similar instrument evidencing a voluntary lien or encumbrance on the Premises, including without limitation the mortgage under the Interim First Mortgage Loan, Permanent First Mortgage Loan and Second Mortgage Loan and all modifications, amendments, extensions, renewals, replacements, substitutes and consolidations thereof.

      1.2.38 Mortgagee. "Mortgagee" shall mean the holder of any Mortgage on the Premises, including without limitation the Interim First Mortgage Lender, Permanent First Mortgage Lender and Second Mortgage Lender.

      1.2.39 Mortgage Subordination, Nondisturbance and Attornment Agreement. "Mortgage Subordination, Nondisturbance and Attornment Agreement" or "Mortgage SNDA" shall mean an agreement among Landlord, Tenant and a Mortgagee of the Premises in a commercially reasonable form, providing in essence that (a) Mortgagee consents to this Lease, (b) this Lease is subordinate to the Mortgage and subject to all of the provisions, terms and conditions thereof, (c) in the event that Mortgagee succeeds to Landlord's interest hereunder due to foreclosure of the Mortgage or otherwise, Tenant shall attorn to Mortgagee, and Mortgagee, provided that Tenant is not in default hereunder after any applicable notice and cure period, shall recognize this Lease and Tenant's rights pursuant hereto and shall not disturb Tenant's possession hereunder and (d) Mortgagee shall not be responsible for Landlord's obligations under this Lease unless and until Mortgagee so succeeds to Landlord's interest hereunder.

      1.2.40 Necessary Permits. "Necessary Permits" shall mean all licenses, permits, approvals and variances necessary under all Applicable Laws to conduct a subject activity.

      1.2.41 Normal Business Days and Hours. "Normal Business Days and Hours" shall mean Mondays through Fridays from 7:30 a.m. to 6:30 p.m. and Saturdays from 7:30 a.m. to 1:30 p.m., excluding legal holidays.

      1.2.42 Operating Costs. "Operating Costs" shall mean all Landlord's costs and expenses in operating, managing, cleaning, maintaining and repairing the Premises, including without limitation costs of, for or with respect to (a) wages, salaries, fringe benefits, workers compensation insurance premiums and payroll taxes paid to or for persons employed in performing the aforesaid functions, (b) oil, gas, electricity, water, sewer, telephone and other utilities not otherwise paid by Tenant directly to the applicable utility company or authority, (c) premiums for all insurance which Landlord is required to maintain with respect to the Premises under the terms hereof or otherwise carries in accordance with good building management practice, (d) furnishing all services to the Premises which Landlord is required to furnish hereunder, (f) supplies, materials and equipment (including rentals) needed for the foregoing functions, (g) snow plowing and removal, (h) landscaping, (i) payments to independent contractors performing any of the aforesaid functions, (j) the proportionate share of costs for operation, maintenance, real estate taxes and reasonable resources with respect to the common areas, easements and facilities of the Office and Research and Development Park, as are properly charged and allocated to the Premises pursuant to the Declaration of Easements, Covenants and Restrictions for the Park, (k) capital replacements or improvements (amortized as provided below) either (i) required under Applicable Laws subsequent to the Commencement Date or (ii) necessary to maintain the Premises in the condition required hereunder, (l) a management fee to the party performing such function with respect to the Premises not to exceed then prevailing market fees for such services for similar properties in the so-called Metro West/Route 495 area of Middlesex and Worcester Counties, Massachusetts, and (m) reasonable maintenance and replacement reserves in such amounts as would customarily be made for properties similar to the Premises in the MetroWest/Route 495 area under then prevailing building management practices in such area. Any costs which would be deemed capital expenditures under generally accepted accounting principles shall be amortized on a straight line basis over the entire useful life of the subject item, at an interest rate equal to the prevailing market rate for businesses substantially similar to Landlord for obligations with maturities equal to such useful life at the time of the subject expenditure, and only the amortization attributable to the subject calendar year or other applicable accounting period shall be included in Operating Costs for such year or period. Operating Costs shall not include, and there shall be excluded therefrom, any costs or charges for (a) the initial construction of the Project, (b) any subsequent expansion, additions to or redevelopment of the Project, (c) depreciation of the Premises,
(d) principal, interest, debt service and other similar charges under any Mortgages or other loans with respect to the Premises, (e) rent or other charges under the Ground Lease or any other ground, master or underlying lease with respect to the Premises, (f) repair or correction of any defective workmanship or materials with respect to the original construction of the Project or any subsequent expansion, additions to or redevelopment thereof, (g) repair or replacement of any structural elements of the Building or elements constituting the basic Building shell or envelope (such as foundations, supporting columns, supporting beams, exterior walls and roofs), (h) remediation of or liability with respect to any Hazardous Substances or other pollutants in, on or about the Premises which were not brought, released or discharged thereon or therefrom by Tenant or any Party for which Tenant Is Responsible, (i) repairing or restoring damage to the Premises by fire or other casualty or taking by condemnation or eminent domain (except only for the amount of any customary and commercially reasonable insurance deductible), (j) damage, loss or liability to the extent that the same are or would be covered by any insurance which Landlord is required to carry hereunder (whether or not Landlord does so) or otherwise carries, the proceeds of eminent domain or takings awards or legal claims against the responsible parties, or for which Landlord is otherwise reimbursed,
(k) damage, loss or liability resulting from Landlord's negligence, willful misconduct, violation of law, breach of contract or that of any Party for which Landlord is Responsible or (l) management fees, administrative costs, overhead or profits other than or in excess of the management fee specifically allowed above. Costs which would normally be paid out of the aforesaid maintenance and replacement reserves under prevailing building management practices in the MetroWest/Route 495 area shall be paid out of such reserves, and, to the extent so covered, shall not also be included in Operating Costs for the subject accounting period (so as not in effect to be charged to Tenant twice).

      1.2.43 Option Purchase Price. "Option Purchase Price" shall refer to the purchase price which Tenant shall pay for the Office, Research and Development Park pursuant to Section 22.3 and Schedule OP if Tenant exercises its Purchase Option therefor, and shall have the specific meaning set forth in said Section and Schedule.

      1.2.44 Outstanding Encumbrances. "Outstanding Encumbrances" shall mean the existing and outstanding encumbrances on title to the Premises and the Office, Research and Development Park, and the other matters with respect to such title, identified in Schedule OE attached.

      1.2.45 Parties for Which Landlord Is Responsible. "Parties for Which Landlord Is Responsible" shall mean Landlord's employees, servants, agents, contractors, invitees and any other parties claiming or occupying by, through or under Landlord or for which Landlord is otherwise legally responsible.

      1.2.46 Parties for Which Tenant Is Responsible. "Parties for Which Tenant Is Responsible" shall mean Tenant's employees, servants, agents, contractors, assignees, subtenants, licensees, concessionaires, invitees and any other parties claiming or occupying by, through or under Tenant or for which Tenant is otherwise legally responsible.

      1.2.47 Party; Parties. "Party" shall mean either Landlord or Tenant generally. "Parties" shall mean both Landlord and Tenant together.

      1.2.48 Permanent First Mortgage Loan Documents. "Permanent First Mortgage Loan Documents" or "PFM Loan Documents" shall mean the note, mortgage and other documents and instruments evidencing, securing or otherwise relating to the Permanent First Mortgage Loan.

      1.2.49 Permitted Assignments/Subleasings to Tenant Affiliates or Tenant Successors. "Permitted Assignments/Subleasings to Tenant Affiliates or Tenant Successors" shall have the meaning set forth in Section 12.2.

      1.2.50 Permitted Encumbrances for Option Conveyance. "Permitted Encumbrances for Option Conveyance" or "Permitted Encumbrances" shall mean (a) the current Outstanding Encumbrances on title to the Office, Research and Development Park set forth on Schedule OE attached hereto, (b) any encumbrances created or caused by Tenant and (c) any other encumbrances or other matters affecting such title which would not (i) prevent the Park or any of the buildings and improvements therein from being used for the Permitted Uses, (ii) potentially cause the enforced removal of or otherwise unreasonably interfere with such buildings and improvements or any portions thereof or (iii) materially adversely affect the value of the Park. Without limiting the foregoing, no Mortgages (including without limitation Mortgages securing the Interim First Mortgage Loan, Permanent First Mortgage Loan, Second Mortgage Loan or any replacements thereof), liens or other encumbrances securing the payment of money, unless created or caused by Tenant (neither the Mortgages securing the Interim First Mortgage Loan or the Second Mortgage Loan, under which Tenant or a Tenant Affiliate is the mortgagee, to be deemed created or caused by Tenant in such regard), shall be Permitted Encumbrances.

      1.2.51 Permitted Hazardous Substances. "Permitted Hazardous Substances" shall mean Hazardous Substances as are ordinarily necessary in the conduct of Tenant's business on the Premises pursuant to the Permitted Uses. Tenant may bring and use Permitted Hazardous Substances on the Premises, however, subject to the requirements and restrictions set forth in Section 10.4.

      1.2.52 Permitted Subleasings of Surplus Space. "Permitted Subleasings of Surplus Space" shall have the meaning set forth in Section 12.3.

      1.2.53 Phase II Lease. "Phase II Lease" shall refer to the lease into which Phase II Landlord and Tenant shall enter for the Phase II Premises pursuant to Section 20.4 if Tenant exercises the Phase II Expansion Option, and shall have the specific meaning set forth in said Section.

      1.2.54 Phase III Lease. "Phase III Lease" shall refer the lease into which Phase III Landlord and Tenant shall enter for the Phase III Premises pursuant to
Section 21.3 if Tenant exercises the Phase III Expansion Option, and shall have the specific meaning set forth in said Section.

      1.2.55 Phases II/III Preliminary Work Cost. "Phases II/III Preliminary Work Cost" shall mean the total actual costs and expenses incurred to complete the Phases II/III Preliminary Work. The current estimated cost of such work, as reasonably determined by the Parties as of the Date of this Lease, is $874,288.

      1.2.56 Project Architect. "Project Architect" shall mean Clifford Hoffman Associates of 142 Berkeley Street, Boston, Massachusetts 01803.

      1.2.57 Project Cost. "Project Cost" shall mean the total of the actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost and Phases II/III Preliminary Work Cost.

      1.2.58 Purchase Option Exercise Notice. "Purchase Option Exercise Notice" or "Purchase Option Notice" shall refer to the notice to be given by Tenant to Landlord if Tenant wishes to exercise its Option to Purchase the Office, Research and Development Park pursuant to Section 22.2, and shall have the specific meaning set forth in said Section.

      1.2.59 Purchase Price. "Purchase Price" shall mean either the Option Purchase Price or the First Offer Purchase Price, as the context requires.

      1.2.60 Qualifying Defect. "Qualifying Defect" shall mean a defect with respect to the Office, Research and Development Park, discovered in the course of Tenant's Due Diligence Investigations in connection with its exercise of either its Option to Purchase or Right of First Offer to Purchase the Park, which (a) would either (i) cause title to the Park to be unmarketable, (ii) constitute an encumbrance on such title which is not a Permitted Encumbrance,
(iii) prevent the Park or any of the buildings and improvements therein from being used for the Permitted Uses, (iv) potentially cause the enforced removal of or otherwise unreasonably interfere with any such buildings and improvements or any portions thereof, (v) cost more than $25,000 to correct, repair or remediate or (vii) adversely affect the value of the Park by more than $25,000, and also which (b) were neither (i) caused by Tenant or any Party for which Tenant is Responsible or (ii) within the scope of Tenant's obligations under this Lease. No Permitted Encumbrance shall be a Qualifying Defect.

      1.2.61 Ready for Tenant's Occupancy. The Premises shall be deemed "Ready for Tenant's Occupancy" when Landlord has (a) Substantially Completed the entire Project and (b) obtained and delivered to Tenant copies of any certificates of occupancy (which may initially be temporary certificates of occupancy, in which case Landlord shall obtain permanent certificates to replace such temporary ones before the latter expire) and other Necessary Permits required under Applicable Laws for Tenant to use and occupy the Property, as improved by the Project, for all Permitted Uses (but excluding permits necessary for specific Tenant operations and functions on the Premises, such as FDA approvals for particular research methods and government approvals required for any

Permitted Hazardous Substances which Tenant may utilize, any of which shall be Tenant's responsibility).

      1.2.62 Real Estate Taxes. "Real Estate Taxes" shall mean (a) all taxes, assessments (special or otherwise), levies, fees, water and sewer rents and charges, and all other government levies and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term hereof, imposed or levied upon or assessed against the Premises, the Base Rent, Additional Rent, any other charges payable by Tenant hereunder, this Lease or the leasehold estate created hereby, or which arise with respect to the operation, possession or use of the Premises, (b) all gross receipts and similar taxes imposed or levied upon, assessed against or measured by any Base Rent, Additional Rent or other charges payable by Tenant hereunder, (c) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the acquisition, leasing or use of the Premises, and (d) all charges for utilities furnished to the Premises which may become a lien on the Premises.

      1.2.63 Residual Days and Hours. "Residual Days and Hours" shall mean all days and hours other than Normal Business Days and Hours.

      1.2.64 Second Mortgage Loan Documents. "Second Mortgage Loan Documents" shall mean the note, mortgage and other documents and instruments evidencing, securing or otherwise relating to the Second Mortgage Loan.

      1.2.65 Subsequent Alterations and Improvements. "Subsequent Alterations and Improvements" shall mean any alterations, modifications, installations, additions and improvements made by Tenant to the Premises after construction of the Project pursuant to Article XI or otherwise made by either Party.

      1.2.66 Substantially Completed. The Project shall be deemed "Substantially Completed" (a) when it has been completed in accordance with the Plans and Specifications to the point that it may be properly occupied by Tenant for all the Permitted Uses, (b) the only remaining unfinished items or items requiring adjustment or correction are minor so-called "punchlist" items (i) the lack of which shall not materially interfere with Tenant's use of the Project for all Permitted Uses or access thereto (ii) which can be completed, adjusted or corrected by Landlord within 30 days, or in the alternative which cannot be completed until a later time because of season, weather, time required for ordering and delivery of requisite materials and similar factors, in either case without material interference with Tenant's said use or access and (iii) the cost of completing, adjusting or correcting the same shall not exceed 3% of the Project Budget (not including budgeted amounts for work in other areas of the Office, Research and Development Park), and (c) the Project Architect has executed and delivered a certificate to the Parties attesting to the foregoing.

      1.2.67 Substitute Taxes. "Substitute Taxes" shall have the meaning set forth in Section 7.10.

      1.2.68 Tenant Affiliate. "Tenant Affiliate" shall mean any corporation, limited liability company, partnership, trust or other entity (a) at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of which is directly or indirectly owned by Tenant, (b) which directly or indirectly owns at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of Tenant, (c) at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of which is directly or indirectly owned by a third corporation, limited liability company, partnership, trust or other entity which also directly or indirectly owns at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of Tenant or (d) at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of which is directly or indirectly owned collectively by stockholders, members, partners or beneficiaries who also directly or indirectly own collectively at least 51% of the outstanding stock, membership interest, partnership interest or beneficial interest of Tenant.

      1.2.69 Tenant Change Order. "Tenant Change Order" shall refer to a change in the Plans and Specifications which Landlord and Tenant have agreed to make during the course of construction of the Project by virtue of a Tenant Change Proposal being approved by Landlord and a Landlord Proposed Pricing/Timing Adjustment with respect thereto being accepted by Tenant pursuant to Section 4.21, and shall be specifically defined as set forth in said Section.

      1.2.70 Tenant Change Proposal. "Tenant Change Proposal" or "Change Proposal" shall refer to a proposal by Tenant for changes in the Plans and Specifications during the course of construction of the Project pursuant to
Section 4.21, and shall have the specific meaning set forth in said Section.

      1.2.71 Tenant Successor. "Tenant Successor" shall mean any corporation, limited liability company, partnership, trust or other entity which is the successor to Tenant by merger, consolidation, non-bankruptcy reorganization or acquisition of substantially all the assets or stock of Tenant.

      1.2.72 Tenant's Fixtures and Equipment Installation Costs. "Tenant's Fixtures and Equipment Installation Cost" or "TFE Installation Cost" shall mean the actual costs and expenses incurred to install (but not procure) Tenant's Fixtures and Equipment for each of the line items in the TFE Installation Cost pro forma attached hereto as Schedule PF. The current estimated cost of such installation, as reasonably determined by the Parties as of the Date of this Lease, is set forth in said pro forma.

      1.2.73 Tenant's Purchase Acceptance Notice. "Tenant's Purchase Acceptance Notice" or "Purchase Acceptance Notice" shall refer to Tenant's notice accepting Landlord's First Offer Notice to Tenant in accordance with Tenant's Right of First Offer to Purchase the Office, Research and Development Park pursuant to
Section 23.1, if Tenant elects to exercise such right, and shall have the specific meaning set forth in said Section.

      1.2.74 Tenant's Specialized Improvements/Base Building Upgrades Cost. "Tenant's Specialized Improvements/Base Building Upgrade Cost" or "TSI/BBU Cost" shall mean the total actual costs and expenses incurred to construct Tenant's Specialized Improvements/Base Building Upgrades for each of the line items specified in the TSI/BBU Cost pro forma attached hereto as Schedule PI. The current estimated cost of each such line item, as reasonably determined by the Parties as of the Date of this Lease, is set forth in said pro forma.

      1.3 Schedules. The Schedules listed below in this section are incorporated in this Lease by reference and are to be construed as a part hereof:

SCHEDULE DP       Description of Office, Research and Development Park

SCHEDULE DL       Description of Subject Land

SCHEDULE GL       Ground Lease

SCHEDULE BP       Description of Base Project

SCHEDULE SI       Description of Tenant's Specialized Improvements/Base Building
                  Upgrades

SCHEDULE FE       Description of Tenant's Fixtures and Equipment

SCHEDULE PS       Plans and Specifications for Project

SCHEDULE BR       Base Rent

SCHEDULE PB       Cost Pro Forma for Base Project

SCHEDULE PI       Cost Pro Forma for Tenant's Specialized Improvements/Base
                  Building Upgrades

SCHEDULE PF       Cost Pro Forma for Tenant's Fixtures and Equipment
                  Installation

SCHEDULE 5P       Form for Five Party Notice

SCHEDULE GS       Form for Ground Lease Subordination, Nondisturbance and
                  Attornment Agreement

SCHEDULE OE       Currently Outstanding Encumbrances on the Premises

SCHEDULE HS       Heating, Ventilating and Air Conditioning Specifications

SCHEDULE CS       Cleaning and Janitorial Specifications

SCHEDULE IS       Tenant's Initial Signs

SCHEDULE L2       Description of Phase II Land

SCHEDULE G2       Phase II Ground Lease

SCHEDULE P2       Preliminary Plan of Phase II Project

SCHEDULE B2       Base Rent for Phase II Lease

SCHEDULE L3       Description of Phase III Land

SCHEDULE G3       Phase III Ground Lease

SCHEDULE P3       Preliminary Plan of Phase III Project

SCHEDULE B3       Base Rent for Phase III Lease

SCHEDULE OP       Purchase Price Under Tenant's Option to Purchase

                                   ARTICLE II

                                Premises and Term

      2.1 Premises. Landlord hereby leases and demises the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease.

      2.2 Term. TO HAVE AND TO HOLD for the Term, beginning on the Term Commencement Date.

      2.3 Title. Tenant shall, at its own cost and expense by the execution and delivery of this Lease, endeavor to, obtain a leasehold title insurance commitment from a recognized title insurer in insuring that Tenant has by virtue hereof a good and sufficient leasehold estate in the Premises and option interest in the balance of the Office, Research and Development Park, subject only to the Outstanding Encumbrances identified in Schedule OE attached hereto. If Tenant is unable to do so, Tenant may refrain from executing and delivering this Lease. Landlord shall immediately provide Tenant with a copy of Landlord's existing title insurance commitment for the Park to assist Tenant in obtaining Tenant's own commitment.

      2.4 Declaration of Easements, Covenants and Restrictions. The Office, Research and Development Park, including the Premises, shall be subject to and have the benefit of the provisions, terms and conditions of the Declaration of Easements, Covenants and Restrictions.

      2.4.1 Park Restricted to Office, Research and Development Use. In order to ensure the first class quality of the Park, the Declaration contains, among other things, the following restrictions. The Park shall be used only for (a) office, research and development purposes, (b) limited manufacturing accessory to the aforesaid uses, provided that such manufacturing (i) is allowed in the subject location under Applicable Laws, (ii) occurs within a building which has substantially the appearance of a first class office, research and development building and (iii) does not result in material air, water, noise or other emissions outside such building, and (c) limited retail uses to provide appropriate amenities for tenants and workers in the Park, as are customarily found in office, research development parks of similar nature in the MetroWest/Route 495 area and as long as completely inside the subject buildings. Without limiting the foregoing, large scale or general retail uses and residential uses shall be prohibited in the Park. Manufacturing in the Park may only be conducted as ancillary to the main office, research and development use and consequently must be limited in scale and scope (as, for example, a small pilot production operation ancillary to the research and development conducted at a subject location). Any other manufacturing shall be prohibited.

      2.4.2 Covenants Run with Land; Recording. The easements, covenants and restrictions set forth in the Declaration shall run with the land constituting the Park. In such regard, the Declaration shall be recorded in the applicable Registry of Deeds prior to and contemporaneously with the Notice of Lease for this Lease.

      2.5 Environmental Review. Landlord has had the Land studied, inspected, tested and evaluated for the presence or absence of Hazardous Substances and the potential for migration of Hazardous Substances onto the Land from off-site sources by Rizzo Associates, which set forth its findings in a report dated May 7, 1997 entitled "Level I Environmental Site Assessment, 58-Acre Parcel, Robin Hill Street, Marlborough, MA" as updated by a supplementary report by Rizzo dated December 19, 2000 entitled "Level I Environmental Site Assessment Update, 58-Acre Parcel, Robin Hill Street, Marlborough, Massachusetts." Landlord has provided a copy of such report and update to Tenant.

      2.6 Extension Options. Tenant shall have Options to Extend the Term of this Lease for up to four consecutive Extension Periods of five years each, provided that (a) this Lease is in force and effect at the time Tenant exercises the subject Extension Option and (b) no Event of Default exists which Tenant has failed to cure after any applicable notice and cure period, either at the time the subject Extension Option is exercised or at the commencement of the subject Extension Term. Tenant may exercise any such Extension Option by giving Landlord notice by the date which is 15 months prior to the expiration of the then current Term. The subject Option to Extend and any remaining Extension Options shall lapse if Tenant fails to give Landlord an exercise notice by such date. If Tenant exercises any Extension Option, then (a) the Term of this Lease shall automatically be extended by the subject Extension Period without the requirement of any further instrument, (b) the Base Rent during the subject Extension Period shall be as specified for such period in Schedule BR attached hereto, (c) all of the other provisions, terms and conditions of this Lease shall continue to apply during such Extension Period and (d) except only where the context clearly requires otherwise, the word "Term" as used herein shall mean the original Term, plus any previous Extension Periods the Extension Options for which Tenant previously exercised, plus the subject Extension Period.

                                   ARTICLE III

                                  Ground Lease

      3.1 Ground Lease. Landlord does not own the fee to the Premises but rather leases the Premises from Ground Landlord for a term of 99 years pursuant to the Ground Lease. This Lease is, accordingly, a sublease under the Ground Lease.

      3.2 Representations and Warranties. Landlord represents and warrants to Tenant as follows with respect to the Ground Lease, as of the Date of this
Lease:

      3.2.1 In Full Force and Effect. The Ground Lease is valid and binding on both Ground Landlord and Landlord (as tenant thereunder) and is in full force and effect.

      3.2.2 True Copy; No Amendments. The copy of the Ground Lease attached hereto as Schedule GL is true, accurate and complete in all respects and has not been amended or modified in any manner.

      3.2.3 No Defaults. Neither Ground Landlord nor Landlord is presently in default under the Ground Lease, nor has any event occurred which with the giving of notice or the passage of time or both could ripen into a default.

      3.2.4 No Litigation. There is not presently any material litigation pending or threatened with respect to the Ground Lease.

      3.3 Landlord's Covenants re Ground Lease. From and after the Date of this Lease and throughout the Term hereof, Landlord shall:

      3.3.1 Keep in Effect. Keep the Ground Lease in full force and effect, not agree or consent to any cancellation or termination thereof and not take or fail to take any action which would cause a cancellation or termination thereof.

      3.3.2 Perform Obligations. Pay and perform all of Landlord's obligations under the Ground Lease by the dates due from time to time.

      3.3.3 Not Breach. Not breach or default with respect to any of the provisions, terms and conditions of the Ground Lease.

      3.3.4 Not Modify. Not modify or amend the Ground Lease, nor agree or consent to any modification thereof, in any manner which would materially adversely affect Tenant's rights and privileges under this Lease.

      3.3.5 Notices. Promptly provide Tenant with a copy of all notices received from Ground Landlord or any other party with respect to the Ground Lease.

      3.4 Tenant's Covenants re Ground Lease. Tenant shall not in any manner breach or violate the provisions, terms and conditions of the Ground Lease. Tenant shall perform any of its obligations under this Lease which correspond to obligations of Landlord as the ground tenant under the Ground Lease, in the place, stead and for the benefit of Landlord, as if Tenant where said ground tenant.

      3.5 Subordination, Nondisturbance and Attornment Agreement. Simultaneously with the execution and delivery hereof, the Parties shall mutually execute and deliver, and Landlord shall cause Ground Landlord to execute and deliver, a Ground Lease Subordination, Nondisturbance and Attornment Agreement with respect to the Ground Lease and this Lease and the respective rights of Landlord, Tenant and Ground Tenant with respect thereto, substantially in the form attached hereto as Schedule GS.

                                   ARTICLE IV

                              Project Construction

      4.1 Construction. In order to prepare the Premises for Tenant's use and occupancy, Landlord shall construct the Project (including each the Base Project, Tenant's Specialized Improvements/Base Building Upgrades, installation, but not procurement, of Tenant's Fixtures and Equipment and the Phases II/III Preliminary Work) on the Subject Land and in the Office, Research and Development Park in accordance with the provisions, terms, conditions and deadlines set forth in this Article IV and otherwise subject to and in accordance with the provisions of this Lease.

      4.2 Plans and Specifications. The Parties have agreed upon the Plans and Specifications for the Project set forth in Schedule PS attached hereto. Such Plans and Specifications are so-called "detailed" or "construction" plans and specifications, sufficient in scope and detail for use by the applicable trades in construction and for putting out to bid. Landlord shall construct the Project in compliance with the Plans and Specifications.

      4.3 Necessary Permits. Landlord shall be responsible for, and make reasonable and diligent efforts to obtain, all Necessary Permits required generally to conduct the Permitted Uses on the Premises (but excluding permits necessary for specific Tenant operations and functions on the Premises, such as FDA approvals for particular research methods and governmental approvals required for any Permitted Hazardous Substances which Tenant may utilize, any of which shall be Tenant's responsibility), to construct the Project on the Subject Land and in the Office, Research and Development Park and to construct any off-site improvements included in and necessary for the Project. Tenant shall assist and cooperate with Landlord in such effort. Upon Landlord's request, Tenant shall attend and assist Landlord with presentations at any scheduled hearings and proceedings. Absent such request, Tenant shall still be entitled to attend and observe such hearings and proceedings. All plans and specifications submitted with permit applications shall be substantially consistent with the Plans and Specifications listed in Schedule PS attached hereto. If during the course of any permitting proceeding it should become necessary or desirable to modify such plans and specifications, then if and to the extent (if any) such modifications materially differ from the Plans and Specifications listed in Schedule PS, Landlord shall first obtain Tenant's approval of such modifications, which approval shall not be unreasonably withheld or delayed.

      4.4 Permitting Status. Landlord represents and warrants that it has as of the Date of this Lease obtained all Necessary Permits for the Permitted Uses (to the extent Landlord is responsible therefor pursuant to Section 4.3) and the Project, except only for (a) the building permit for the Project from the Marlborough Building Department, which the Project Architect has indicated to Landlord should be issued in due course without any expected problems, and (b) certain permits (such as the sewer connection permit and certain traffic and signal permits) which cannot, under the practice of the subject regulatory authorities, be obtained until after construction of the Project is underway.

      4.5 Construction Manager. Landlord shall utilize Erland Construction of 63 Second Avenue, Burlington, Massachusetts 01803 as construction manager for the Project

(including each the Base Project, Tenant's Specialized Improvements/Base Building Upgrades, installation, but not procurement, of Tenant's Fixtures and Equipment and the Phases II/III Preliminary Work) (the "Construction Manager"). Landlord shall enter into a construction management contract for the Project with the Construction Manager, subject to review by and approval of Tenant, which shall not be unreasonably withheld or delayed (the "Construction Management Contract").

      4.6 Putting Project Out to Bid. Landlord shall, through the Construction Manager, seek bids for all component parts of the Project (including each the Base Project, Tenant's Specialized Improvements/Base Building Upgrades, installation, but not procurement, of Tenant's Fixtures and Equipment and the Phases II/III Preliminary Work), as defined by the Plans and Specifications, from qualified contractors or subcontractors. Bids shall be required to be either for a specified sum or cost plus with a guaranteed maximum price. No unlimited cost plus or other open ended bids shall be considered. Landlord and Construction Manager shall select the contractors and subcontractors for each component of the Project from among the bids received, in consultation with Tenant and subject to Tenant's approval of the identity of the contractor or subcontractor and amount of the bid, which shall not be unreasonably withheld or delayed. If Tenant does not respond to any proposal by Landlord to utilize a given contractor or subcontractor or accept a given bid within five days after receipt, Tenant shall be deemed to have approved such contractor, subcontractor or bid, as applicable. Construction Manager shall enter into construction contracts or subcontracts with each contractor or subcontractor so selected. The Construction Management Contract shall provide for the Construction Manager to act in accordance with the foregoing procedures. Landlord shall retain ultimate responsibility for all construction work with respect to the Project (including each the Base Project, Tenant's Specialized Improvements/Base Building Cost, installation, but not procurement, of Tenant's Fixtures and Equipment and the Phases II/III Preliminary Work), subject to (a) funding of the Interim First Mortgage Loan by the Interim First Mortgage Lender, (b) funding of the Second Mortgage Loan by the Second Mortgage Lender, (c) payment of Tenant's Contribution for Tenant's Specialized Improvements/Base Building Upgrades by Tenant and (d) payment of Tenant's Contribution for Installation of Tenant's Fixtures and Equipment by Tenant.

      4.7 Base Project Cost. Landlord represents and warrants to Tenant that, based on Landlord's good faith estimate arrived at employing cost estimation procedures customarily utilized in the construction industry, Landlord reasonably expects the actual Base Projects Costs incurred to develop and construct the Base Project to be within the Budgeted Cost therefore specified in
Section 1.1. It shall be Landlord's responsibility to construct the Base Project within said Budgeted Cost, except only for cost overruns caused by Tenant as addressed in Section 4.33.

      4.8 Tenant's Specialized Improvements/Base Building Upgrades Cost. Landlord represents and warrants to Tenant that, based on Landlord's good faith estimate arrived at employing cost estimation procedures customarily applied in the construction industry, Landlord reasonably expects the actual Tenant's Specialized Improvements/Base Building Upgrade Costs incurred to install and construct the Tenant's Specialized Improvements/Base Building Upgrades to be within the Budgeted Cost therefor specified in Section 1.1. Landlord shall make reasonable and diligent efforts to construct the

TSI/BBU within said Budgeted Cost, with any cost overruns to be allocated between the Parties as provided in Section 4.35.

      4.9 Tenant's Fixtures and Equipment Installation Cost. Landlord represents and warrants to Tenant that, based on Landlord's good faith estimate arrived at employing cost estimation procedures customarily utilized in the construction industry, Landlord reasonably expects the actual Tenant's Fixtures and Equipment Installation Costs incurred to perform such installation to be within the Budgeted Cost therefor specified in Section 1.1. Landlord shall make reasonable and diligent efforts to install the TFE within said Budgeted Cost, with any cost overruns to be allocated between the Parties as provided in Section 4.37.

      4.10 Phases II/III Preliminary Work Cost. Landlord represents and warrants to Tenant that, based on Landlord's good faith estimate arrived at employing cost estimation procedures customarily utilized in the construction industry, Landlord reasonably excepts the actual Phases II/III Preliminary Work Cost to be within the Budgeted Cost therefor specified in Section 1.1. It shall be Landlord's responsibility to perform the Phases II/III Preliminary Work within said Budgeted Cost, except only for cost overruns caused by Tenant as addressed in Section 4.39.

      4.11 Financing for Base Project. The Base Project shall be financed from the following sources:

      4.11.1 Interim First Mortgage Loan. $20,860,000 from the Interim First Mortgage Loan (Construction Loan Segment), which Interim First Mortgage Lender (which shall be Tenant or a Tenant Affiliate) shall make to Landlord in such original principal amount pursuant to the Interim First Mortgage Loan Documents to be executed and delivered by Interim First Mortgage Lender and Landlord simultaneously herewith.

      4.11.2 Second Mortgage Loan. $6,458,597 from the Second Mortgage Loan, which Second Mortgage Lender (which shall be Tenant or a Tenant Affiliate) shall make to Landlord in said original principal amount (being 75% of the difference between (a) the Budgeted Cost for the Base Project and (b) the amount of the Interim First Mortgage Loan) pursuant to the Second Mortgage Loan Documents to be executed and delivered by Second Mortgage Lender and Landlord simultaneously herewith.

      4.11.3 Landlord's Contribution to the Base Project Cost. $2,152,866 from Landlord's equity as Landlord's Contribution to the Base Project (being 25% of the difference between (a) the Budgeted Cost for the Base Project and (b) the amount of the Interim First Mortgage Loan).

      4.11.4 Cost Savings; Overruns. The amounts from the foregoing funding sources add up to the Budgeted Cost for Base Project specified in Section 1.1. In the event that the final actual Base Project Cost should be less or more than such Budgeted Cost, the resulting overrun or savings shall be paid or credited as provided in Sections 4.33 and 4.34.

      4.12 Financing for Tenant's Specialized Improvements/Base Building Upgrades. Tenant's Specialized Improvements/Base Building Upgrades shall be paid for out of the $9,106,671 Tenant's Contribution for the TSI/BBU (100% of the Budgeted Cost therefor) specified in Section 1.1. In the event that the final actual TSI/BBU Cost should be more or less than such Budgeted Cost, the resulting overrun or savings shall be paid or credited as provided in Sections 4.35 and 4.36.

      4.13 Financing for Installation of Tenant's Fixtures and Equipment. The installation of Tenant's Fixtures and Equipment shall be paid for out of the $218,623 Tenant's Contribution for such work (100% of the Budgeted Cost therefor) specified in Section 1.1. In the event that the final actual TFE Installation Cost should be more or less than such Budgeted Cost, the resulting overrun or savings shall be paid or credited as provided in Sections 4.37 and
4.38. Tenant shall be responsible for procuring Tenant's Fixtures and Equipment itself, at its own cost and expense separately from the Project, and delivering the TFE to Landlord for installation.

      4.14 Financing for Phase II/III Preliminary Work. The Phases II/III Preliminary work shall be paid for out of the $874,288 Landlord's Contribution of such work (100% of the Budgeted Cost therefor) specified in Section 1.1. In the event that the final actual Phases II/III Preliminary Work Cost should be more or less than such Budgeted Cost, the resulting overrun or savings shall be paid or credited as provided in Sections 4.39 and 4.40.

      4.15 Construction Commencement. Landlord shall begin construction of the Project (including each the Base Project, Tenant's Specialized Improvements/Base Building Upgrades, installation, put not procurement, of Tenant's Fixtures and Equipment and the Phases II/III Preliminary Work) promptly after all Necessary Permits have been obtained, the Construction Manager has been selected, Landlord has entered into the Construction Management Contract with the Construction Manager and the Interim First Mortgage Loan (Construction Loan Segment) and Second Mortgage Loan have been closed. If for any reason Landlord fails to commence construction by the Construction Commencement Deadline, Tenant may give Landlord notice terminating this Lease at any time after such deadline while construction still has not been commenced, and if Tenant does so, this Lease shall terminate 30 days after such notice unless Landlord commences construction before the end of said 30 days.

      4.16 Prosecution of Construction. Landlord shall construct the Project (including each the Base Project, Tenant's Specialized Improvements/Base Building Upgrades, installation, but not procurement, of Tenant's Fixtures and Equipment and the Phases II/III Preliminary Work) in compliance with the Plans and Specifications, the Necessary Permits received and all Applicable Laws. Landlord shall not materially deviate from the Plans and Specifications approved by Tenant without either Tenant's prior written consent (required for material deviations only) or pursuant to the change order procedure set forth in Section 4.21, except only that Landlord may substitute materials of equal or better quality to those specified in the Plans and Specifications by prior written notice to Tenant disclosing and describing the proposed substitution in reasonable detail and including a certification from the Project Architect that the substituted materials are equal to or better than the originally specified ones, and if Tenant does not object within 48 hours, Landlord may proceed with such substitution. In the case of minor substitutions, the Project Architect's certification may be dispensed with if Landlord, Tenant and the Project Architect all verbally agree on the subject substitution. All work shall be done by the Construction Manager and other contractors and subcontractors selected in accordance with the provisions hereof, in a good and workmanlike manner and using first class materials. Once having commenced, Landlord shall diligently and continuously prosecute construction of the Project until completed.

      4.17 Funding Procedure/Base Project. Landlord shall first pay for Base Project Costs (a) 50% out of Landlord's Contribution and 50% out of the Second Mortgage Loan proceeds in increments as work progresses and (b) then, once Landlord's Contribution has been exhausted, 100% out of the Second Mortgage Loan proceeds in such increments until they are exhausted. Then, after both such funding services have been fully used up, Landlord shall pay for Base Project Costs out of the proceeds of the Interim First Mortgage Loan (Construction Loan Segment) up to the original principal amount thereof. Interim First Mortgage Lender and Second Mortgage Lender shall disburse funds to Landlord for such purposes in accordance with and subject to the provisions, terms and conditions of the Interim First Mortgage Loan Documents and Second Mortgage Loan Documents, respectively.

      4.18 Funding Procedure/Tenant's Specialized Improvements/Base Building Upgrades. Landlord shall pay for Tenant's Specialized Improvements/Base Building Upgrades out of Tenant's Contribution for TSI/BBU in increments as work progresses. Tenant shall make disbursements out of such contribution to Landlord for such purpose in accordance with substantially the same requirements and procedures as provided by the Second Mortgage Loan Documents for disbursements from the Second Mortgage Loan.

      4.19 Funding Procedure/Installation of Tenant's Fixtures and Equipment. Landlord shall pay for the Tenant's Fixtures and Equipment Installation Costs out of Tenant's Contribution for such installation in increments as work progresses. Tenant shall make disbursements out of such contribution to Landlord for such purpose in accordance with substantially the same requirements and procedures as provided by the Second Mortgage Loan Documents for disbursements from the Second Mortgage Loan.

      4.20 Funding Procedure/Phases II-III Preliminary Work. Landlord shall pay for the Phases II/III Preliminary Work Costs out of the Landlord's Contribution therefor in increments as work progresses.

      4.21 Tenant Change Orders. Tenant may request changes in the Plans and Specifications from time to time during construction of the Project by submitting a written request describing any proposed change to Landlord (a "Tenant Change Proposal" or "Change Proposal"). Any increase in Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost or Phases II/III Preliminary Work Cost which results from a Tenant Change Proposal, if implemented, shall be paid by Tenant in the same manner as regular Tenant Contributions for Specialized Leasehold Improvements/Base Building Upgrades and Tenant's Fixtures and Equipment Installation. Landlord shall give notice back to Tenant responding to Tenant's Change Proposal within ten days after Landlord's receipt thereof. If Landlord approves Tenant's Change Proposal, Landlord shall in its approval notice specify the increase or decrease, if any, in the Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost, Phases II/III Preliminary Work Cost, Scheduled Completion Date and Outside Completion Date, whichever is or are applicable, which would result from the subject Change Proposal, as determined by Landlord reasonably and in good faith based on cost and time estimation methods customarily utilized in the construction industry (the "Landlord's Proposed Pricing/Timing Adjustment" or "Proposed Pricing/Timing Adjustment"). Tenant shall give notice back to Landlord approving or disapproving Landlord's Proposed Pricing/Timing Adjustment within five days after Tenant's receipt thereof. If Tenant approves the Proposed Pricing/Timing Adjustment, then (a) the subject Tenant Change Proposal shall become a change order and be incorporated into the Plans and Specifications and executed in the construction of the Project (a "Tenant Change Order"), (b) Tenant shall pay any resulting increased cost specified in the Landlord's Proposal Pricing/Timing Adjustment as provided above and (c) the Scheduled Completion Date and the Outside Completion Date shall be adjusted as set forth in the Landlord's Proposed Pricing/Timing Adjustment, as applicable. Any resulting cost savings shall be allocated as provided in Sections 4.34, 4.36, 4.38 and 4.40. Both Parties must give final approval to any Tenant Change Order, which approval shall not be unreasonably withheld or delayed. If Tenant disapproves or does not timely respond to the Landlord's Proposed Pricing/Timing Adjustment, then the Plans and Specifications shall not be modified, the Project shall be constructed without regard to the Tenant Change Proposal, Tenant shall not be charged for any increased cost and the aforesaid completion dates shall remain unchanged.

      4.22 Tenant's Fixtures and Equipment. Tenant shall be responsible, at its own cost and expense outside of the Project Budget, to procure Tenant's Fixtures and Equipment and to deliver the TFE to Landlord in compliance with the Project schedule. Landlord shall then be responsible for installation of the TFE as part of the Project.

      4.23 Inspection. Tenant shall have the right, but shall not be obligated, to inspect Landlord's work on the Project from time to time throughout the course of construction in order to determine whether or not such work complies with the approved Plans and Specifications and other requirements of this
Article IV. Landlord shall promptly correct any material deviations of which Tenant gives Landlord notice and which are confirmed by the Project Architect.

      4.24 Tracking Project Costs. As work on the Project progresses, Landlord shall provide Tenant with monthly written reports of the actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Costs, Tenant's Fixtures and Equipment Installation Costs and Phases II/III Preliminary Development Costs incurred. Each report shall set forth in reasonable detail the actual such Project Costs incurred for the subject month, and the total such Project Costs incurred from the beginning of the Project through the end of such month. Such reports shall include copies of or otherwise disclose all requisitions for payment and similar invoices received from contractors, subcontractors, suppliers and other similar parties with respect to the Project for the subject month, the Project Architect's certifications as to such requisitions and invoices, requisitions made by Landlord to the Interim First Mortgage Lender and the Second Mortgage Lender, statements from such lenders for disbursements made and interest and other charges due under their respective loans, and all applicable items paid by or debited against the account of Landlord and/or the Construction Manager during such month. Each such report shall be delivered to Tenant within 15 days after the end of the month in which it occurs.

      4.25 Tenant's Representatives. Tenant may at its own cost and expense employ architects, engineers, consultants and other qualified personnel to assist Tenant in making all reviews, inspections and decisions which Tenant is required to make hereunder. Such persons shall be entitled to receive, inspect and review the same documents and materials and have the same access to the Premises as Tenant is entitled to hereunder, provided that they do not (a) hinder Landlord's progress, (b) exceed Tenant's authority hereunder, (c) interfere with Landlord's Construction Manager, architects, engineers and consultants or (d) make unreasonable demands on the aforesaid parties' time.

      4.26 Tenant Not Responsible for Landlord's Work. Unless specifically stated to the contrary in writing, no approval given by Tenant, or failure by Tenant to raise any objection, pursuant to this Article IV shall constitute a representation, warranty or acknowledgment that the element approved or not objected to is in compliance with Applicable Laws, properly designed or constructed or fit for its intended purpose, or that that the person approved or not objected to is qualified for the given job or task. All judgments and determinations with respect to such matters shall remain the sole responsibility of Landlord. Tenant shall not be a party to any construction or other contract for the Project, nor shall Tenant have any obligation or liability to any of Landlord's contractors, subcontractors or any other party with respect to any construction of or work on the Project, whether under any such contract or otherwise.

      4.27 Completion. Subject to the force majeure provisions set forth in
Section 25.5, Landlord shall make reasonable and diligent efforts Substantially to Complete the Project by the Scheduled Completion Date.

      4.28 Outside Completion Date. Landlord shall in any event Substantially Complete the Project and have the Premises Ready for Tenant's Occupancy by the Outside Completion Date, subject only to delays caused by Acts of God, war, civil commotion, fire, flood, hurricane or other unusually severe weather event or shortages of materials and equipment, but not any of the other force majeure events under Section 25.5. If Landlord shall fail Substantially to Complete the Project and to have the Premises Ready for Tenant's Occupancy by the Outside Completion Date, then, in addition to and not in lieu or limitation of any other rights and remedies which Tenant may have against Landlord on account of such failure, Tenant shall receive a credit against the Base Rent and Additional Rent hereunder, once the same begin to be due, equal to the product of (a) $8,000 per day times (b) the number of days from the Outside Completion Date until the date on which the Project is finally Substantially Completed and the Premises are Ready for Tenant's Occupancy. In the event Tenant should become entitled to any other damages on account of such failure, such rent credit shall be counted as a payment toward such damages, with the remaining amount due Tenant reduced accordingly.

      4.29 Punchlist Items. After the Project is Substantially Completed, the Premises are Ready for Tenant's Occupancy and the Term Commencement Date has occurred, Landlord shall complete any unfinished punchlist items within 30 days after the latter said date or, as to any of such items which cannot be completed until a later time because of season, weather, time required for receipt of requisite materials or similar factors, as soon as possible thereafter.

      4.30 Tenant Delays in Procuring and Delivering TFE. If there should be any Tenant delays in procuring and delivering any of the Tenant's Fixtures and Equipment which Landlord is to install as part of the Project, and the Project would be Substantially Complete but for the late TFE items, then the Project shall be deemed Substantially Complete without such items. In such event, Landlord shall subsequently install or complete installation of the late TFE items as additional punchlist items, and shall be afforded the same amount of time to complete such installation as originally provided therefor in the Project schedule.

      4.31 Determination of Actual Final Project Costs. Within 30 days after full and final completion of the Project (including all punchlist items to be completed after Substantial Completion), Landlord shall deliver to Tenant a certification signed by both Landlord and the Project Architect setting forth the final actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost and Phases II/III Preliminary Work Cost, each itemized in reasonable detail and including reasonable supporting documentation ("Landlord's Project Cost Certification"). Landlord shall promptly provide Tenant with any further supporting documentation and information which Tenant may request regarding Landlord's Project Cost Certification. Tenant shall further have the right to examine, inspect and audit all of Landlord's and the Construction Manager's records with respect to Project Costs. Within 45 days after receipt of Landlord's Project Cost Certification, Tenant shall give notice back to Landlord agreeing with or disputing the same. If Tenant agrees or fails to respond within said 45 days, the final actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost and Phases II/III Preliminary Work Cost shall each be as set forth in Landlord's certification. If Tenant gives notice disputing Landlord's Project Cost Certification within said 45 days, then such dispute shall be resolved as provided in Section 4.32 below.

      4.32 Dispute Resolution. If Tenant disputes Landlord's Project Cost Certification, the Parties shall make reasonable and diligent efforts in good faith to resolve such dispute and agree in writing as to the amount of the final actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost and/or Phases II/III Preliminary Work Cost, whichever are in dispute, within 30 days after Tenant's dispute notice. If they succeed, then the final actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost Tenant's Fixtures and Equipment Installation Cost and/or Phases II/III Preliminary Work Cost, as applicable, shall be as established by their agreement. If they do not, then the Parties shall submit the matter to arbitration in accordance with the rules of the American Arbitration Association, and the final actual Base Project Cost, Tenant's Specialized Improvements/Base Building Upgrades Cost, Tenant's Fixtures and Equipment Installation Cost and/or Phases II/III Preliminary Work Cost, as applicable, shall be as determined by such arbitration. In such event, the arbitrator shall be authorized to allocate the cost of the arbitration (including reasonable legal fees) between the Parties as an element of his or her decision.

      4.33 Cost Overruns/Base Project. In the event that the final actual Base Project Cost is greater than the Budgeted Cost for the Base Project, then (a) any such excess


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

caused by Tenant Change Orders or otherwise caused by or the fault of Tenant shall be paid by Tenant and (b) the balance of any such excess shall be paid by Landlord, each out of their own funds.

      4.34 Cost Savings/Base Project. In the event that the final actual Base Project Cost is less than the Budgeted Cost for the Base Project, whether because of Tenant Change Orders which reduced costs as for any other reason, then (a) 75% of such savings shall be paid to Second Mortgage Lender (which is Tenant or a Tenant Affiliate) to pay down the Second Mortgage Loan and (b) 25% of such savings shall be reimbursed to Landlord.

      4.35 Cost Overruns/Tenant Specialized Improvements-Base Building Upgrades. In the event that the final actual Tenant Specialized Improvements/Base Building Cost is greater than the Budgeted Cost for the TSI/BBU, then (a) any such excess caused by or the fault of Landlord shall be paid by Landlord and (b) the balance of any such excess, including without limitation all such excess caused by Tenant Change Orders, shall be paid by Tenant, each out of their own funds.

      4.36 Cost Savings/Tenant Specialized Improvements-Base Building Upgrades. In the event that the final actual Tenant Specialized Improvements-Base Building Upgrades Cost is less than the Budgeted Cost for the TSI/BBU, whether because of Tenant Change Orders or for any other reason, such savings shall be credited to Tenant and the amount of Tenant's Contribution for TSI/BBU shall be reduced accordingly.

      4.37 Cost Overruns/Installation of Tenant's Fixtures and Equipment. In the event that the final actual Tenant's Fixtures and Equipment Installation Cost is greater than the Budgeted Cost for Installation of the TFE, then (a) any such excess caused by or the fault of Landlord shall be paid by Landlord and (b) the balance of any such excess, including without limitation all such excess caused by Tenant Change Orders, shall be paid by Tenant, each out of their own funds.

      4.38 Cost Savings/Installation of Tenant's Fixtures and Equipment. In the event that the final actual Tenant's Fixtures and Equipment Installation Cost is less than the Budget Cost for Installation of the TFE, whether because of Tenant Change Orders or for any other reason, such savings shall be credited to Tenant and the amount of Tenant's Contribution for TFE Installation shall be reduced accordingly.

      4.39 Cost Overruns/Phases II-III Preliminary Work. In the event that the final actual Phases II/III Preliminary Work Cost is greater that the Budgeted Cost for such work, then (a) any such excess caused by Tenant change orders or otherwise caused by or the fault of Tenant shall be paid by Tenant and (b) the balance of any such excess shall be paid by Landlord (or its affiliates, Phase II Landlord and/or Phase III Landlord, whichever is applicable), each out of their own funds.

      4.40 Cost Savings/Phase II-III Preliminary Work. In the event that the final Actual Phases II/III Preliminary Work Cost is less than the Budgeted Cost for such work, whether because of Tenant Change Orders which reduced cost or for any other reason, such savings shall be credited to Landlord (or its affiliates, the Phase II Landlord and/or

Phase III Landlord, whichever is applicable), and the amount of Landlord's Contribution for Phases II/III Preliminary Work shall be reduced accordingly.

      4.41 Correction of Construction Defects. Landlord shall correct and repair at its own cost and expense any defects in the construction of the Project arising and of which Tenant gives Landlord notice prior to end of the first Lease Year.

      4.42 Buy-Out Obligation. If at any time prior to Substantial Completion of the Project the Tenant's Cash and Cash Equivalents shall fall below $137,000,000, Tenant shall purchase the Office, Research and Development Park from Landlord and the other Collective Owners at the same price and upon the same basis as under Tenant's Purchase Option pursuant to Article XXII. Tenant shall provide Landlord with monthly reports of its Cash and Cash Equivalents certified by an appropriate officer of Tenant within 20 days after the end of each month throughout the construction period. If the aforesaid condition occurs, the Closing shall take place 60 days after the monthly report indicating the same. Landlord shall have the right reasonably to examine Tenant's financial records to confirm such reports after reasonable notice to Tenant. Landlord shall keep all financial information which it receives or learns strictly confidential. Landlord shall have the right to enforce Tenant's obligation to purchase the Park as aforesaid by the remedy of specific performance.

                                    ARTICLE V

                Interim Term Loan; Permanent First Mortgage Loan

      5.1 Interim Term Loan. After Landlord has substantially completed the Project and the Premises are Ready for Tenant's Occupancy and any other applicable conditions as may be set forth in the Interim First Mortgage Loan Documents have been satisfied, the Interim First Mortgage Loan shall convert from a Construction Loan into an Interim Term Loan with a fixed interest rate and 25 year amortization schedule for the balance of the time until the maturity thereof, all as more particularly set forth in the IFM Loan Documents.

      5.2 Permanent First Mortgage Loan. No sooner than the beginning of the fourth year of the Interim First Mortgage Loan and no later than the maturity date thereunder (the end of the fifth year of such loan), Landlord shall obtain a Permanent First Mortgage Loan from a Permanent First Mortgage Lender to "take out" the Interim First Mortgage Loan. The original principal amount of the Permanent First Mortgage Loan shall be the then outstanding balance due under the Interim First Mortgage Loan (and not more), and the proceeds thereof shall be used to fully pay off and discharge the Interim First Mortgage Loan. The Permanent First Mortgage Loan shall have (a) a term of at least the greater of
(i) the then remainder of the initial Term of this Lease or (ii) ten years and
(b) an amortization schedule of no less than 20 years. Landlord shall make reasonable and diligent efforts to obtain the Permanent First Mortgage Loan at the lowest possible interest rates and on the best possible other terms and conditions, given then prevailing market conditions. Landlord shall obtain Tenant's prior written approval of the rates, terms and conditions of the Permanent First Mortgage Loan, which approval shall not be unreasonably withheld or delayed. Aspects of the foregoing are more particularly described in the Interim First Mortgage Loan Documents, to which reference is made for a complete statement thereof.

      5.3 Tenant's Option. If Tenant is unsatisfied with the rate or other terms of the First Permanent Mortgage Loan to be obtained by Landlord, Tenant may at its option (but without any obligation to do so) cause Interim First Mortgage Lender (which is Tenant or an Affiliate of Tenant) to extend the maturity date of the Interim Term Loan by ten years at the same interest rate, amortization rate and other provisions, terms and conditions set forth in the Interim First Mortgage Loan Documents, thereby converting such loan into the permanent financing for the Premises. Landlord shall in such case refrain from obtaining the First Permanent Mortgage Loan from the third party Permanent Lender. Aspects of the foregoing are more particularly described in Articles IV and V of the Loan Agreement for the Interim First Mortgage Loan, to which reference is made for a complete statement thereof.

                                   ARTICLE VI

                                    Base Rent

      6.1 Base Rent. Tenant covenants and agrees to pay the Base Rent to Landlord throughout the Term at Landlord's Address or at such other place or to such other person or entity as Landlord may direct by notice to Tenant from time to time, in the monthly amount for each Lease Year specified in Section 1.1 and Schedule BR attached hereto, in advance on the first day of each calendar month during the Term, and for any partial month at the beginning or the end of the Term, the pro-rata portion of such monthly amount allocable thereto.

                                   ARTICLE VII

                                 Additional Rent

      7.1 Payment. This is a so-called "triple net" Lease. In order that the Base Rent shall be net to Landlord, Tenant shall pay as Additional Rent during the Term (a) to Landlord, Landlord's Operating Costs (including Real Estate Taxes) with respect to the Property and (b) to the applicable parties owed or charged with the collection thereof, Tenant's personal property taxes, Tenant's insurance costs and utility charges with respect to the Premises, as set forth in this Article VII.

      7.2 Operating Costs - Estimated Monthly Payments. At least 30 days prior to the start of each calendar year during the Term, Landlord shall reasonably estimate Landlord's Operating Costs with respect to the Premises (including the appropriate share of such costs for the common areas, easements and facilities of the Office Research and Development Park as are allocated to the Premises as provided in Section 1.2.42(j) hereof for the upcoming year and shall give Tenant notice thereof, setting forth such estimate by line items in reasonable detail. Landlord's notice shall also specify an amount for monthly operating cost installments equal to 1/12 of Landlord's total annual estimate (the "Monthly Estimated Operating Cost Payments" or "Monthly Estimated OC Payments"). Tenant shall pay Landlord such Monthly Estimated Operating Cost Payments on the first day of each month during the subject calendar year, together with its regular monthly payments of Base Rent. Landlord may from time to time before or during a subject year reasonably revise its estimate of Operating Costs for such year (for either or both retroactive or future items with respect to the subject year), and adjust Tenant's Monthly Estimated OC Payments accordingly by subsequent notice to Tenant, which notice shall include an explanation in reasonable detail for the change. Such adjustments may include amounts necessary to "catch up" on payment or crediting of retroactively adjusted items by the end of the year. If Landlord shall fail to give Tenant notice of such estimates prior to the start of any calendar year, then Tenant shall continue to make Monthly Estimated OC Payments in the amount in effect for the previous year until Landlord gives Tenant notice revising such estimates. Any change made by Landlord in the amount of Tenant's Monthly Estimated OC Payments shall be effective on the first day of the second calendar month after the month in which Landlord's notice effecting the change was given. For example, if Landlord gives Tenant notice changing Tenant's Monthly Estimated OC Payment during the month of May, Tenant would begin making payment in the new amount commencing the following July 1.

      7.3 Operating Costs - Annual Reconciliation. Within 90 days after the end of each calendar year during the Term, Landlord shall prepare and deliver a statement to Tenant setting forth Landlord's actual Operating Costs with respect to the Premises for the subject year, the total of Tenant's Monthly Estimated Operating Cost Payments for such year and the difference between the two (the "Annual Operating Cost Reconciliation Statement" or "Annual OC Reconciliation Statement"). Each Annual Operating Cost Reconciliation Statement shall set forth all items (including costs by line items) in reasonable detail, shall be prepared in accordance with generally accepted accounting principles and shall be certified by Landlord and signed in such regard by an officer thereof. If the Annual OC Reconciliation Statement shows that Landlord's actual Operating Costs with respect to the Premises for the subject year exceeded the total of Tenant's Estimated Monthly OC Payments therefor, then Tenant shall pay Landlord the difference within 30 days after receiving such statement. If, on the other hand, the Annual OC Reconciliation Statement shows that the total of Tenant's Monthly Estimated OC Payments for the subject year exceeded Landlord's actual Operating Costs, then Landlord shall credit Tenant the amount of the difference against Tenant's next Monthly Estimated Operating Cost Payment or Payments or other Additional Rent due to Landlord hereunder, or, if at the expiration or termination hereof, shall reimburse such difference to Tenant simultaneously with the rendering of such statement.

      7.4 Operating Costs - Records; Accounting. Landlord shall account for and maintain true, accurate and complete records of its Operating Costs with respect to the Premises for each calendar year or portion thereof during the Term in accordance with generally accepted accounting principles and good building management practices. Such records shall be kept at Landlord's administrative offices in the Boston metropolitan area, the location of which Landlord shall give Tenant notice, and shall be retained for at least three years after the calendar year to which they relate.

      7.5 Operating Costs - Substantiation, Examination and Audits. Upon Tenant's request from time to time within six months after receipt of the Annual Operating Cost

Reconciliation Statement for the calendar year in which the subject expenditure occurred, Landlord shall promptly provide Tenant with reasonable supporting documentation for any particular item or items of Operating Costs. Tenant may further from time to time up to the end of said six months examine Landlord's records with respect to Operating Costs and audit Landlord's Annual OC Reconciliation Statement or other statements regarding Operating Costs for the calendar year in question. Landlord shall make all such records readily available to Tenant for such examination and audit at Landlord's or its property manager's offices in the Commonwealth of Massachusetts. If and whenever it deems such action appropriate, Tenant may dispute any Operating Costs charged to it by Landlord as being improper or disallowed under the terms of this Lease, and Tenant reserves all rights in such regard, provided, however, that Tenant must give Landlord notice of such dispute no later than six months after receipt of the Annual OC Reconciliation Statement for the calendar year in question. Any Annual OC Reconciliation Statement or other Landlord statements relating to the subject year shall be binding on Tenant if and to the extent not so disputed within such time. Landlord shall reimburse or credit to Tenant such amount (if any) which is, upon resolution of the dispute, finally determined to have been incorrect or improper, together with interest at the Late Payment/Default Rate.

      7.6 Operating Costs - Efforts to Minimize. Landlord shall make reasonable efforts to minimize Operating Costs with respect to the Premises to the extent consistent with performance of its obligations hereunder and operation of the Premises as a first class facility. In such regard, Landlord shall reasonably attempt to procure all goods and services the costs of which are included in Operating Costs at competitive market rates and prices. If any of the subject goods and services were provided by Landlord Related Parties and the costs therefor exceed reasonable market rates, then only the reasonable market amount shall be included in calculating Operating Costs, and the excess above such amount shall be excluded.

      7.7 Real Estate Taxes - Payment. All Real Estate Taxes assessed, levied or imposed on or with respect to the Premises during or with respect to the Term shall be included in the Operating Costs for the calendar year in which they are so assessed, levied, or imposed, and thereby paid by Tenant through its Operating Cost payments.

      7.8 Real Estate Taxes - Betterment Assessments; Increment Financing. Landlord shall pay any betterment assessments included in Real Estate Taxes to the applicable authorities over the longest period permitted by Applicable Law, and Tenant shall only be required to pay such installments or portions thereof for installment periods or portions thereof included within the Term. Tenant further shall only be required to pay such portions of any such installments as are applicable to the Premises. In addition, the Parties shall cooperate and make reasonable and diligent efforts to negotiate tax increment financing arrangements with any and all applicable tax jurisdictions, providing for a phased-in schedule of tax payments, and the Real Estate Taxes paid by Tenant hereunder shall follow any such phased-in schedule so that the savings with respect thereto accrue to Tenant.

      7.9 Real Estate Taxes - Abatement. Either Party may at its election, but shall not be obligated to, initiate and prosecute an action or proceeding for abatement of any Real Estate Taxes on or with respect to the Premises. The other Party shall reasonably cooperate with the initiating and prosecuting Party in seeking such abatement, but shall not be obligated to incur other than nominal expenses or any liability in such regard. Should Tenant elect to initiate an abatement, Tenant shall provide Landlord with reasonable prior notice to enable Landlord to join in such action. Neither Party shall discontinue any abatement proceedings begun by it without first giving the other Party notice of its intent so to do and reasonable opportunity to be substituted in such proceedings. Notwithstanding any other provision of this Lease to the contrary, neither Party paying any Real Estate Taxes shall make or fail to make such payment in such an amount, in such a manner, or at such a time as would prejudice any abatement proceeding, except only that if failure to make the subject payment would jeopardize either Party's title to or interest in the Premises, then such payment shall be made so that title or such interest shall not be jeopardized. Any abatement received shall be paid and distributed first to each Party in the amount of the reasonable costs and expenses expended by it to obtain such abatement, and the remainder to each Party in the proportion that it paid the Real Estate Taxes which were abated.

      7.10 Real Estate Taxes - Excluded Assessments; Substitute Taxes. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of Landlord, unless (a) such tax is imposed, levied or assessed in substitution for any Real Estate Taxes which Tenant is otherwise required to pay hereunder, or (b) if at any time during the Term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received from the Premises and/or any tax or assessment measured by or based, in whole or in part, upon such rents, or upon income from the Premises, or upon the value of the Premises or of any present or future improvement or improvements on the Premises, in which case all such taxes and assessments or the part thereof so measured or based (the "Substitute Taxes"), shall be payable by Tenant, as Real Estate Taxes included in Operating Costs, provided however, Tenant's obligation with respect to the aforesaid Substitute Taxes shall be limited to the amount thereof as computed at the rates that would be payable if the Premises were the only property of Landlord. Tenant shall not under any circumstances be required to pay the costs of any off-site improvements, so-called development impact fees or other similar costs or payment which Landlord may be required to make because of or in connection with construction of the Project, the Office, Research and Development Park or any subsequent further development of either.

      7.11 Personal Property Taxes. Tenant shall pay all taxes assessed against Tenant's personal property on or about the Premises directly to the authorities charged with the collection thereof, before or on the dates due from time to time.

      7.12 Tenant's Insurance Costs. Tenant shall pay all premiums and other costs of the insurance which it is required to carry pursuant to Section 13.4 to the applicable insurers before or on the dates due from time to time.

      7.13 Utilities. To the extent not otherwise included in Operating Costs charged to Tenant, Tenant shall pay directly to the applicable authorities or companies all charges for water, sewer, gas, electricity, telephone and other utilities or services which Tenant uses or consumes on the Premises. Tenant shall pay such charges before or on the dates due from time to time. Landlord is not obligated to provide any utilities or services to the Premises except as specifically provided in this Lease, and Landlord's liability in the event of any interruption or failure of supply with respect thereto is limited as provided herein. Landlord shall provide appropriate easements and access to all applicable utility providers.

      7.14 Late Payment of Rent. If Tenant fails to make any payment of Base Rent, Additional Rent or other charges hereunder by the date due, then Tenant shall pay Landlord (a) interest on such payment from the date due until the date paid at the Late Payment/Default Interest Rate, but in no event more than the maximum amount of interest allowed by Applicable Laws, and (b) if any late charge is due for monthly loan payments under the Interim First Mortgage Loan or Permanent First Mortgage Loan, a late charge at the same rate as is applicable under such loan. The payment of such interest and charge shall be Additional Rent.

      7.15 Apportionment. Any Additional Rent for any partial month, year or other applicable period at the beginning or end of the Term or earlier termination of this Lease shall be appropriately apportioned, and the amount, calculation and procedures for payment thereof adjusted accordingly.

                                  ARTICLE VIII

                                Building Services

      8.1 Basic Services. Landlord shall furnish the following services to the Premises throughout the Term, the costs of which Landlord may charge to Tenant as Operating Costs pursuant to Sections 1.2.42 and 7.2 through 7.6 or Tenant shall pay as utility charges pursuant to Section 7.13 if, to the extent and in the manner permitted or prescribed by such Sections:

            8.1.1 Heating, Ventilating and Air Conditioning. Heating, ventilating and air conditioning sufficient to keep the Premises at reasonably comfortable temperatures and humidity levels during Normal Business Days and Hours in accordance with the specifications set forth in Schedule HS attached hereto.

            8.1.2 Interior Lighting. Lighting of interior public areas, including entranceways, lobbies, hallways, stairways and lavatories, during Normal Business Days and Hours at reasonably sufficient levels for their intended uses, and during Residual Days and Hours at such levels (which may be reduced) reasonably sufficient to maintain safety and security.

            8.1.3 Exterior Lighting. Lighting of exterior public areas, including driveways, parking areas, walkways and entranceways, in periods of darkness during Normal Business Days and Hours at reasonably sufficient levels for their intended uses, and in periods of darkness during Residual Days and Hours at such levels (which may be reduced) reasonably sufficient to maintain safety and security.

            8.1.4 Water and Sewer. Water and sewer from applicable municipal systems for (a) lavatory, drinking and other normal office uses and (b) Tenant's research and development activities in accordance with the Plans and Specifications for the Project.

            8.1.5 Utility Lines. Appropriate lines, connections and meters for electricity, gas, telephone and fiber optic communications.

            8.1.6 Elevators. Passenger and freight elevator service by the elevators shown in the Plans and Specifications for the Project.

            8.1.7 Lavatories. Lavatories for Tenant's employees, invitees and other personnel as shown in the Plans and Specifications for the Project.

            8.1.8 Cleaning. Cleaning and janitorial service in accordance with the specifications set forth in Schedule CS (unless Tenant elects to perform its own cleaning and janitorial service at its own expense for any period or periods, which Tenant may do by notice to Landlord from time to time, subject to timely termination of Landlord's then existing cleaning contracts).

            8.1.9 Snow Removal. Snow and ice removal from the driveways, parking areas, roadways, entrances and similar facilities on or serving the Premises, to reasonable levels reasonably promptly after accumulation.

            8.1.10 Security. Security services comparable to those in first class office, research and development buildings in the MetroWest/Route 495 area.

            8.1.11 Traffic Control. To the extent required by Applicable Laws, governmental authorities, outstanding easements or otherwise reasonably necessary for the Office, Research and Development Park, traffic control in and about the Park.

      8.2 Additional Services. Landlord shall further provide (a) the services set forth in Section 8.1 at such additional days and hours or excess levels beyond those specified in said Section and (b) any other reasonable building services, as Tenant may request from time to time by reasonable advance notice to Landlord. Tenant shall pay for the costs of any such additional services, calculated in the same manner as regular Operating Costs without any extra mark-up therefor beyond the normal management fee permitted in calculating such Operating Costs, either through the regular billing of Operating Costs pursuant to Sections 1.2.42 and 7.2 through 7.6 or by separate billing.

      8.3 Interruption, Notwithstanding anything to the contrary in this Article VIII, Landlord shall not be liable to Tenant for any interruption of the foregoing services caused by events, occurrences or circumstances beyond Landlord's reasonable control. Landlord shall, however, make reasonable and diligent efforts to restore any interrupted services as soon as possible. Landlord's provision of water and sewer service and services dependent on electricity and energy shall be subject to the availability of such utilities from the applicable utility companies, authorities or other customary sources.

                                   ARTICLE IX

                             Maintenance and Repair

      9.1 Landlord's Maintenance Obligations. Landlord shall maintain all (a) foundations, supports, load bearing walls, exterior walls, roofs, exterior glass and other elements constituting the Building structure and envelope, (b) heating, ventilating, air conditioning, electrical, lighting, plumbing, lavatory, fire protection, elevator, mechanical, security and other utility systems and equipment in or serving the Building (excluding, however, specialized systems not customarily found in general office, research and development buildings which are necessary solely because of Tenant's particular activities conducted in the Premises), (c) interior flooring, walls, ceilings and similar Base Building Elements, (d) entryways, lobbies, hallways, stairways, elevators and similar public areas and facilities in the Building and (e) driveways, parking areas, walkways, entranceways, exterior lighting and landscaping on or serving the Premises, all in good, clean, first class, safe, working and tenantable order, condition and repair, except for (x) reasonable wear and tear, (y) in the case of damage by fire or other casualty or taking by condemnation or eminent domain subject to the provisions of Articles XIV and XV and (z) excluding damage caused by Tenant or any Party for which Tenant is responsible except as otherwise provided by the waiver of subrogation provisions set forth in Section 13.6. Landlord shall perform all repairs, replacements, installations and other work necessary to accomplish the foregoing. Landlord shall be entitled to charge Tenant for such work as Operating Costs to be paid by Tenant pursuant to Sections 1.2.42 and 7.2 through 7.6 if, to the extent and in the manner allowed by such Sections.

      9.2 Tenant's Maintenance Obligations. Tenant shall maintain (a) the interior of the Premises and (b) any specialized systems in or about the Premises which are particular to Tenant's business (as distinguished from general building systems, which are Landlord's responsibility) in good, clean, first class, safe, working and tenantable order condition and repair, excepting only (x) normal wear and tear, (y) and damage by fire or other casualty or taking by condemnation or eminent domain (as to which Articles XIV and XV shall control) and (z) elements which are Landlord's obligation to maintain and repair under the terms hereof. Tenant shall perform all repairs and other work necessary to accomplish the foregoing.

      9.3 Repairs and Alterations Required by Laws. Landlord shall perform any repairs and make any Subsequent Alterations and Improvements to the Premises required by Applicable Laws for all buildings of the class and type of the Building generally. Landlord shall be entitled to charge Tenant for such work as Operating Costs to be paid by Tenant pursuant to Sections 1.2.42 and 7.2 through
7.6 if, to the extent and in the manner allowed by said Sections. Tenant shall perform any repairs and make any Subsequent Alterations and Improvements to the Premises required by Applicable Laws with respect to Tenant's specific use thereof and activities thereon at Tenant's own cost and expense.

      9.4 Landlord Related Parties; Service Provider Qualifications. Landlord may utilize Landlord Related Parties to provide goods and services in carrying out its obligations to operate, furnish services, maintain, repair and perform other functions regarding the Premises under this Lease. However, the costs and charges of such Landlord Related Parties may not exceed reasonable market rates, and if they do, then, as required by Section 7.6, only the reasonable market amount shall be included in calculating Operating Costs, and the excess above such amount shall be excluded. Tenant may dispute any allegedly above-market charges by a Landlord Related Party in accordance with the substantiation, examination and audit procedures for Operating Cost charges set forth in Section 7.5. Any party providing goods and services as aforesaid, whether a Landlord Related Party or unrelated, must be reasonably qualified for the work it is to perform and must perform such work to standards generally prevailing for properties similar to the Premises in the MetroWest/Route 495 area. If Tenant objects to any such provider of goods and services, whether a Landlord Related Party or unrelated, as not meeting the aforesaid standards and reasonably substantiates the subject deficiencies, and Landlord is not able to refute such objections to Tenant's reasonable satisfaction, Landlord shall remove the subject provider and replace it with another which meets such standards and is approved by Tenant, which approval shall not be unreasonably withheld or delayed.

                                    ARTICLE X

                                       Use

      10.1 Use. Tenant shall use the Premises only for the Permitted Uses.

      10.2 Compliance with Law. Subject to the provisions of Section 9.3 and 10.4, Tenant shall at all times during the Term comply with all Applicable Laws with respect to Tenant's use and occupancy of the Premises. Notwithstanding the foregoing, if Tenant should contest the applicability or validity of any purportedly Applicable Law in good faith and by appropriate legal proceedings, then Tenant may postpone compliance pending the outcome of such contest to the extent (but only to the extent) that such postponement shall not jeopardize the health and safety of any persons or property on, in or about the Premises or expose Landlord or the Premises to any penalties, sanctions or liabilities.

      10.3 No Nuisance; Prohibited Uses. Tenant shall not injure, overload, deface or otherwise harm the Premises; nor overload, impair or interfere with the heating, ventilating, air conditioning, hot water, plumbing, electrical, gas, elevator, mechanical, security, alarm or other systems in the Premises; nor commit any nuisance on, in, from or about the Premises; nor emit or permit the emission of any significant or objectionable noise, vibration, odor, smoke or vapor from the Premises; nor in any way injure, obstruct, interfere with, disturb, annoy, inconvenience or cause discomfort to other tenants of the Park, abutting properties or the surrounding neighborhood; nor conduct or allow any illegal, illicit or immoral activities on the Premises; nor make, allow or suffer any waste of the Premises; nor make any use of the Premises which is improper, offensive or contrary to Applicable Laws or which will invalidate any of Landlord's or Tenant's insurance; nor do or permit to be done in or about the Premises, or bring, keep or permit to be brought or kept in the Premises, anything which is prohibited by or in conflict with Applicable Laws.

      10.4 Hazardous Substances. Tenant may, to the extent allowed by Applicable Laws, bring, generate, store and use Permitted Hazardous Substances on the Premises as necessary for the conduct of its business in accordance with the Permitted Uses. However, Tenant shall use, store and dispose of any Permitted Hazardous Substances in strict compliance with all Applicable Laws, manufacturers' directions and industry standards, and shall defend, indemnify and hold Landlord harmless with respect to such origination, use or storage as more particularly set forth in Section 13.1. Tenant shall give Landlord notice of such Permitted Hazardous Substances as it may bring or generate on the Premises from time to time, and present Landlord with reasonable evidence that Tenant has obtained all Necessary Permits and is complying with all Applicable Laws, manufacturers' directions and industry standards with respect thereto. Tenant shall promptly reimburse Landlord for any reasonable expenses incurred by Landlord in connection with Tenant's use of any particular Permitted Hazardous Substances on the Premises. Tenant shall not bring, generate, store or use any Hazardous Substances in the Premises other than Permitted Hazardous Substances. In the event that Tenant or any Party for Which Tenant is Responsible should spill, release, emit, discharge or dispose of any Hazardous Substances, permitted or otherwise, on, in or from the Premises, Tenant shall promptly contain, remediate, remove and clean up such substances in strict compliance with all Applicable Laws, give all notices to applicable governmental authorities required by such laws and shall indemnify and hold Landlord harmless thereto pursuant to Section 13.1 as aforesaid. In the event Tenant shall fail promptly to take any required action in such regard, Landlord may cure Tenant's such failure or default pursuant to the provisions of Section
17.3 (with, as set forth in said Section, the prior notice requirement suspended in the case of any emergency). Tenant shall not, however, be liable or responsible for, be made to bear any costs or expenses regarding, be required to test, remediate, remove, clean up or do any other work or take any other action with respect to, be responsible for compliance with Applicable Laws regarding, nor indemnify Landlord or any other party, with respect to any Hazardous Materials which neither Tenant nor any Party for Which Tenant is Responsible brought, generated, stored, used, installed, spilled, released, emitted, discharged, or disposed of on, in or from the Premises or Park. Without limiting the foregoing, Tenant shall not be responsible or liable for any Hazardous Substances pre-existing in, on or about the Premises or Park prior to the Term Commencement Date.

      10.5 Signs. Tenant shall comply with all requirements set forth in Article XI hereof regarding Alterations and Improvements in erecting any signs on the Premises. All signs must be reasonably compatible with the character of the Office, Research and Development Park and in compliance with all Applicable Laws. Signs which are garish or which would impair or damage the appearance, image or reputation of the Park shall be prohibited. Without limiting the foregoing, Tenant shall specifically be allowed a sign on the Premises which is reasonably visible at all times the main or access roadway to the Premises. Tenant shall also be entitled to a sign or signs on any entrance or other general sign pylons, boards or similar structures in the Park, comparable to those (if any) allowed to other tenants or occupants of the Park with amounts of building floor area similar to that in the Premises. Landlord hereby approves Tenant's initial signs proposed for the Premises described in Schedule IS attached hereto. Landlord shall make all reasonable and diligent efforts to obtain all Necessary Permits for such initial signs in connection with obtaining the Necessary Permits for the Project pursuant to Section 4.3. Tenant shall be responsible for obtaining any Necessary Permits for any subsequent signs.

      10.6 Landlord's Right to Enter. Tenant shall permit Landlord and its agents to enter the Premises at reasonable times and from time to time after reasonable notice (except in the event of emergency, when no prior notice shall be required but shall be given as soon as possible after the fact) (a) to inspect and examine the Premises, (b) to clean, repair, make replacements and installations, remediate environmental problems and do such other work on the Premises as provided under this Lease,
(c) to repair and restore the Premises after a fire or other casualty or taking condemnation or eminent domain pursuant to Articles XIV and XV, (d) to cure any defaults by Tenant pursuant to Section 17.3, without any obligation to do so, and (e) to show the Premises to prospective purchasers and lenders. Tenant shall further permit Landlord and its agents during the last year of the Term to show the Premises to prospective tenants and, during the last six months of the Term, to affix and maintain reasonable notices of availability in suitable places in and on the Premises. Landlord shall make any such entry and perform any such work in such manner as shall minimize interference with the operation of Tenant's business on the Premises to the maximum extent possible.

      10.7 Rules and Regulations. Tenant shall comply with all reasonable rules and regulations promulgated by Landlord from time to time with respect to use of the Premises and/or Park, provided that any such rules and regulations (a) are substantially similar to those prevailing for properties similar to the Premises and Park in the MetroWest/Route 495 area and (b) apply equally to all tenants and occupants of the Premises and Park.

                                   ARTICLE XI

                     Subsequent Alterations and Improvements

      11.1 Construction by Tenant. After Landlord's original construction of the Project, Tenant may from time to time during the Term, at its own cost and expense, make Subsequent Alterations and Improvements to the Premises as necessary for the Permitted Uses, in compliance with the terms and conditions of this Article XI.

      11.2 Pre-Construction Obligations. Before commencing construction of any Subsequent Alterations and Improvements, Tenant shall comply with the following.

            11.2.1 Plans and Specifications. In the case of Subsequent Alterations and Improvements which will either (a) cost more than $100,000 to construct or (b) connect to or otherwise materially affect the heating, ventilating, air conditioning, plumbing, electrical or similar systems in the Building or any structural elements thereof, Tenant shall have prepared and deliver to Landlord reasonably detailed plans and specifications for such alterations and improvements prepared by registered professional architects and engineers, and obtain Landlord's written approval thereof. Landlord shall approve or disapprove such plans and specifications by written notice back to Tenant within 20 days after Tenant's submittal of such plans and specifications. Such approval shall not be unreasonably withheld. Such approval shall, however, be subject to the corresponding approval of any Mortgagee if required under its Mortgage of the Premises (which Mortgagee's approval or denial shall be determinative). Landlord shall make reasonable and diligent efforts to obtain any required Mortgagee's approval. If Landlord fails to give Tenant the aforesaid notice within said 20 days, Landlord shall be deemed to have approved such plans and specifications. If Landlord disapproves of such plans and specifications, Landlord shall in its disapproval notice specify in reasonable detail the respects in which such plans and specifications are not satisfactory. Tenant shall then revise such plans and specifications to eliminate, upgrade or correct, as appropriate, the unsatisfactory items, and resubmit the revised plans and specifications to Landlord in accordance with the foregoing procedure, except that Landlord shall have only 10 days to pass on the revised plans and specifications. Landlord shall subsequently approve any revised and resubmitted plans and specifications which eliminate, upgrade or correct the unsatisfactory items in reasonably appropriate fashion. In the case of Subsequent Alterations and Improvements which will cost less than $100,000 to construct or will not connect to or materially affect any systems or structural elements of the Building as aforesaid, Tenant shall not be required to obtain Landlord's prior written approval of plans and specifications for the proposed work, but shall provide Landlord with a reasonable description or plans for Landlord's information at least two weeks before commencing work.

            11.2.2 Contractor and Major Subcontractors. In the case of Subsequent Alterations and Additions which require Landlord's consent under
Section 11.2.1, Tenant shall further give Landlord written notice as to what general contractor Tenant proposes to hire to construct such alterations and improvements, and of all subcontractors who will perform work costing more than 25% of the total construction costs for such improvements or affecting any Building systems or structural elements, and obtain Landlord's written approval of such contractors. Landlord shall approve or disapprove each such contractor by written notice back to Tenant within 20 days after receipt of Tenant's notice. Such approval shall not be unreasonably withheld. If Landlord fails to give Tenant such notice within said 20 days, Landlord shall be deemed to have approved such contractor. If Landlord disapproves any such contractor, Landlord shall in such notice set forth its reasons for disapproval in reasonable detail. In the case of Subsequent Alterations and Improvements which do not require Landlord's consent under Section 11.2.1, Tenant shall not be required to obtain Landlord's prior written approval of its general contractor and major subcontractors, but shall provide Landlord with notice thereof for Landlord's information.

            11.2.3 Necessary Permits. Tenant shall obtain all Necessary Permits for any Subsequent Alterations and Improvements under all Applicable Laws.

            11.2.4 Insurance. Tenant shall obtain, or cause its general contractor and subcontractors to obtain, the insurance specified in Section
13.4.5 and provide Landlord with original certificates thereof and copies of such policies. Tenant shall maintain, or cause such contractors to maintain, said insurance throughout the course of construction.

      11.3 Construction. Tenant shall construct any Subsequent Alterations and Improvements in substantial compliance with the plans and specifications approved by Landlord (where applicable), the Necessary Permits received and all Applicable Laws. In carrying out such construction, Tenant shall not materially modify or deviate from the plans and specifications approved by Landlord (where applicable) without first obtaining Landlord's approval of such modification or deviation in the manner described in Section 11.2.1. All work shall be done in a good and workmanlike manner using first class materials. Once having commenced, Tenant shall diligently and continuously construct such alterations and improvements until completed.

      11.4 Payment of Costs; Discharge of Liens. Tenant shall pay promptly when due the entire cost of constructing any Subsequent Alterations and Improvements so that the Premises shall at all times be free of any liens for labor and materials. If any such lien should be recorded or should otherwise attach against the Premises, Tenant shall discharge or bond such lien within 30 days.

      11.5 Inspections. Landlord shall have the right, but shall not be obligated, to inspect Tenant's work from time to time throughout the course of construction in order to determine whether or not such work complies with the requirements of this Article XI.

      11.6 Landlord's Representatives. Landlord may hire architects, engineers, consultants and other qualified professionals to assist it in making all reviews, inspections and decisions which Landlord is required or entitled to make hereunder. Such persons shall have the same access to the Premises as Landlord has pursuant to Sections 10.6 and 11.5, and shall be entitled to read and review the same documents and materials which Landlord is entitled to receive and review hereunder.

      11.7 Landlord Not Responsible for Tenant's Work. No approval given by Landlord, or failure by Landlord to raise any objection, pursuant this Article XI or otherwise shall constitute a representation, warranty or acknowledgment that the element approved or not objected to is in compliance with Applicable Laws, properly designed or constructed or fit for its intended purpose, or that the person approved or not objected to is qualified for the given job or task. All judgments and determinations with respect to such matters shall remain the sole responsibility of Tenant. Landlord shall not be a party to any contract for construction of any Subsequent Alterations and Improvements or other work by Tenant on the Premises, nor shall Landlord have any obligation or liability to any of Tenant's contractors, subcontractors or any other party with respect to such construction or work, whether under any such contract or otherwise.

      11.8 Ownership. All Subsequent Alterations and Improvements constructed on the Premises by Tenant shall, during the Term or until the earlier termination of this Lease, be the property of Tenant, subject at all times, however, to the provisions, terms and conditions hereof. Upon the expiration of the Term or such earlier termination, those of such Alterations and Improvements which Tenant is required or allowed to leave on the Premises pursuant to Section 16.1 shall pass to and become Landlord's property, and those removed pursuant to said Section shall remain Tenant's property.

      11.9 Landlord's Expenses. Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord to review plans and specifications, make inspections, engage qualified advisors pursuant to Section
11.6 and similar matters with respect to any Subsequent Alterations and Improvements proposed by Tenant. Tenant shall pay such reimbursement within 30 days after receipt of billing statements from Landlord therefor.

                                   ARTICLE XII

                            Assignment and Subletting

      12.1 Assignments and Subleasings Generally. Tenant shall have the right to make Permitted Assignments/Subleasings to Tenant Affiliates and Tenant Successors pursuant to Section 12.2 and Permitted Assignments of Surplus Space pursuant to Section 12.3 without Landlord's consent. Tenant shall not otherwise assign, transfer, mortgage or pledge this Lease or grant a security interest in Tenant's rights hereunder, or sublease all or any part of the Premises, or suffer or permit this Lease or the leasehold interest created hereby to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, unless Tenant first obtains Landlord's written consent thereto, which consent shall not be unreasonably withheld or delayed. Landlord shall approve or deny any request by Tenant to assign, sublease or make any other transfer as aforesaid by written notice back to Tenant within 30 days after receipt of Tenant's said request and the information with respect thereto required by Section 12.4. Landlord shall be deemed to have approved the requested transfer if it fails so to respond within said 30 days.

      12.2 Permitted Assignments and Subleasings to Tenant Affiliates and Tenant Successors. Tenant may, as a matter of right and without having to obtain Landlord's consent, from time to time assign this Lease or sublease all or any part of the Premises to a Tenant Affiliate or a Tenant Successor (a "Permitted Assignment/Subleasing to a Tenant Affiliate or a Tenant Successor") which has the reasonable financial capability to pay and perform Tenant's obligations hereunder and which will continue to use the Premises for the Permitted Uses. Tenant shall nevertheless give Landlord notice of any such assignment or subleasing. Notwithstanding any such assignment or subleasing, Tenant shall remain primarily liable to Landlord hereunder, as provided in Section 12.5.

      12.3 Permitted Subleasings of Surplus Space. Tenant may, as a matter of right and without having to obtain Landlord's consent, from time to time sublease up to 25,000 square feet in the aggregate of space in the Premises which Tenant does not then need for operation of its business to one or more unrelated third party subtenants (a "Permitted Subleasing of Surplus Space"). Tenant shall nevertheless give Landlord notice of any such subleasing. Notwithstanding any such subleasing, Tenant shall remain primarily liable to Landlord hereunder, as provided in Section 12.5. Any subleasings to unrelated third parties in excess of 25,000 square feet in the aggregate shall not be Permitted Subleasings of Surplus Space but shall instead require Landlord's prior written consent as provided in Section 12.1.

      12.4 Information. Tenant shall for each proposed assignment or subleasing, including a Permitted Assignment/Subleasing to a Tenant Affiliate or Tenant Successor or a Permitted Subleasing of Surplus Space, provide Landlord with the
(a) name and address of the proposed assignee or subtenant, (b) copies of applicable assignment or sublease instruments, and (c) reasonable financial information which reasonably and accurately presents the financial condition of the proposed assignee or subtenant. Landlord shall not be obligated to pass on any proposed assignment or subleasing until it has received and had the 30 days allowed by Section 12.1 to review all such information and documentation.

      12.5 Transfer in Violation Void; Tenant's Liability Continues. Any attempted assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance, except as permitted by this Article XII, shall be void. Any assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance which is so permitted shall be subject to, and the assignee, transferee, mortgagee, pledgee, grantee or sublessee thereunder shall be bound by, all of the terms, conditions and provisions of this Lease. No assignment, transfer, mortgage, grant of security interest, sublease or other encumbrance, whether or not permitted or approved, and no indulgence granted by Landlord to any assignee, sublease or occupant shall in any way impair either Tenant's continuing primary liability hereunder, which after an assignment or subletting shall be joint and several with the assignee or sublessee. No consent by Landlord to any particular assignment, transfer, mortgage, pledge, grant of a security interest, sublease or encumbrance shall be construed as a consent to any other assignment, transfer, mortgage, pledge, grant of a security interest, sublease or encumbrance, nor as a waiver of Tenant's obligation to obtain Landlord's consent to any other such transaction in any other instance or case.

      12.6 Excess Subleasing Rent. In the event that Tenant should receive any subleasing rent in excess of the pro rata rent due hereunder for the subleased space, then, except in the case of a Permitted Assignment/Subleasing to a Tenant Affiliate or Tenant Successor, Tenant shall pay 25% of such excess, as and when received, to Landlord. Tenant may retain the remaining 75% of such excess. In the case of a Permitted Assignment/Subleasing to a Tenant Affiliate or Tenant Successor, Tenant may retain the entire amount of such excess.

                                  ARTICLE XIII

                             Indemnity and Insurance

      13.1 Indemnity. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature caused by or arising from (a) any injury to or death of any person, or damage to or loss of property, in, on or about the Premises connected with Tenant's use and occupancy thereof, (b) any breach or violation by Tenant of any of the terms, conditions or provisions of this Lease, (c) any act, omission, misconduct, negligence or violation of Applicable Laws by Tenant or any Parties for Which Tenant Is Responsible, (d) any Hazardous Substances brought, generated, stored, used, installed, disposed of, spilled, released, emitted or discharged on, in or from the Premises by Tenant or any Parties for Which Tenant Is Responsible, whether Permitted Hazardous Substances or otherwise, (e) any construction or other work by Tenant on or about the Premises, including without limitation construction of any Subsequent Alterations and Improvements made to the Premises by Tenant pursuant to Article XI, provided, however, that Tenant does not hereby indemnify Landlord from any liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments to the extent caused by the fault, misconduct, negligence, breach of this Lease or violation of Applicable Laws of or by Landlord or any Parties for Which Landlord Is Responsible.

      13.2 Tenant's Property at its Own Risk. All Tenant's furnishings, fixtures, equipment, Alterations and Improvements, materials, supplies, inventory, effects and property of every kind, nature and description and that of any Party for Which Tenant Is Responsible which during the continuance of this Lease or any occupancy of the Premises by Tenant or any Party for Which Tenant Is Responsible, may be on the Premises, shall be at Tenant's and such parties' sole risk and hazard. Landlord shall not be liable to Tenant or any Party for Which Tenant Is Responsible for damage to or destruction of any such property, including without limitation where caused by fire, water, explosion, collapse, the leakage or bursting of water, steam, or other pipes, any environmental or other condition in, on, of or about the Premises or any other event, occurrence, condition or cause, except to the extent caused by the fault, misconduct, negligence, breach of this Lease or violation of Applicable Laws of or by Landlord or any Parties for which Landlord is Responsible.

      13.3 Landlord's Insurance. Landlord shall take out and maintain from and after the Date of this Lease and throughout the Term, the following insurance with respect to the Premises. Landlord shall be entitled to charge Tenant for the premiums and similar costs of such insurance as Operating Costs to be paid by Tenant pursuant to Sections 1.2.42 and 7.2 through 7.6 if, to the extent and in the manner allowed by said Sections:

            13.3.1 Fire and Casualty Insurance. All risk fire and casualty insurance covering the Building and all other improvements on the Premises (including without limitation (a) Tenant's Specialized Leasehold Improvements/Base Building Upgrades and (b) any Subsequent Alterations and Improvements by Tenant which are Base Building Elements) in the amount of the full replacement cost thereof from time to time, with such additional endorsements as may be necessary to include coverage for vandalism, malicious conduct, flood (if in a flood hazard zone), water damage, sprinkler damage, earthquake, demolition and debris removal.

            13.3.2 General Liability Insurance. Commercial general liability insurance indemnifying against all claims and demands for any injury to person or property which may be claimed to have occurred in, on or about the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth for such insurance in Section 1.1, and, from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises is located on property similar to the Premises and used for similar purposes.

            13.3.3 Workmen's Compensation Insurance. Workmen's compensation insurance with statutory limits covering all of Landlord's employees working on the Premises.

            13.3.4 Employer's Liability Insurance. Employer's liability insurance in amounts at least equal to the commercial general liability insurance limits set forth in Section 1.1 or such higher limits as may be applicable for such insurance under Section 13.3.2.

            13.3.5 Insurance During Construction. At all times during which Landlord undertakes any construction or work on or about the Premises, (a) all-risk builder's risk insurance in such amount necessary to provide full replacement coverage to the Premises as improved by such construction or work and (b) owner's contingent or protective liability insurance with respect to such construction in amounts at least equal to the commercial general liability insurance limits set forth in
Section 1.1 or such higher limits as may be applicable under Section 13.3.2. Landlord shall further cause its contractors and subcontractors for any such work to take out and maintain workmen's compensation insurance with statutory limits covering all of their employees working on the Premises or otherwise involved in such construction.

            13.3.6 Automobile Liability Insurance. At all times during which Landlord or its contractors bring or operate motor vehicles on, from or about the Premises, motor vehicle liability insurance on all of Landlord's and said contractors' motor vehicles, in amounts at least equal to the commercial general liability insurance limits set forth in Section 1.1 or such higher limits as may be applicable for such insurance under Section 13.3.2.

            13.3.7 Rent Interruption Insurance. Insurance against rental interruption in the event of fire or casualty in the amount of one year's Base Rent and Additional Rent hereunder.

            13.3.8 Additional Insurance. Such further insurance in such amounts as building owners and operators customarily carry in accordance with good building management practice in the area in which the Premises are located on properties similar to the Premises and used for similar purposes.

      13.4 Tenant's Insurance. Tenant shall take out and maintain throughout the Term and such further time as Tenant occupies all or any part of the Premises, the following insurance with respect to the Premises:

            13.4.1 Fire and Casualty Insurance. All risk fire and casualty insurance covering all Tenant's Fixtures and Equipment, Subsequent Alterations and Improvements constructed by Tenant which are not Base Building Elements and all Tenant's other fixtures, furnishings, equipment, materials, supplies, inventory, effects and personal property in the Premises, in the amount of the replacement cost thereof from time to time, with such additional endorsements as may be necessary to include coverage for vandalism, malicious conduct, flood (if in a flood hazard zone), water damage, sprinkler damage, earthquake, demolition and debris removal.

            13.4.2 General Liability Insurance. Commercial general liability insurance indemnifying against all claims and demands for any injury to person or property which may be claimed to have occurred in, on or about the Premises in amounts which shall, at the beginning of the Term, be at least equal to the limits set forth for such insurance in Section 1.1, and, from time to time during the Term, shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located on properties similar to the Premises and used for similar purposes, provided that Tenant shall not be obligated to so increase such insurance unless at least one year has elapsed since the last adjustment and then only if requested to do so by Landlord.

            13.4.3 Workmen's Compensation Insurance. Workmen's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises.

            13.4.4 Employer's Liability Insurance. Employer's liability insurance in amounts at least equal to the commercial general liability insurance limits set forth in Section 1.1 or such higher limits as may be applicable for such insurance under Section 13.4.2.

            13.4.5 Insurance During Construction. At all times during which Tenant undertakes any Subsequent Alterations and Improvements or other construction or work on or about the Premises, (a) all-risk builder's risk insurance in such amount necessary to provide full replacement coverage to the Premises as improved by such construction or work and (b) owner's contingent or protective liability insurance with respect to such construction in amounts at least equal to the commercial general liability insurance limits set forth in
Section 1.1 or such higher limits as may be applicable under Section 13.4.2. Tenant shall further cause its contractors and subcontractors for any such work to take out and maintain workmen's compensation insurance with statutory limits covering all of their employees working on the Premises or otherwise involved in such construction.

            13.4.6 Automobile Liability Insurance. At all times during which Tenant or its contractors bring or operate motor vehicles on, from or about the Premises, motor vehicle liability insurance on all of Tenant's and its contractors' motor vehicles, in amounts at least equal to the commercial general liability insurance limits set forth in Section 1.1 or such higher limits as may be applicable for such insurance under Section 13.4.2.

            13.4.7 Additional Insurance. Such further insurance in such amounts as Landlord or any Mortgagee of the Premises may from time to time reasonably require, provided that (a) such insurance is, when required, customarily carried in the MetroWest/Route 495 area in Middlesex and Worcester Counties, Massachusetts on properties similar to the Premises and used for similar purposes, and (b) such amounts are, when required, not higher than the amounts customarily carried in said MetroWest/Route 495 on properties similar to the Premises and used for similar purposes.

      13.5 General Requirements. All policies required under this Article XIII shall be obtained from responsible companies qualified to do business in the Commonwealth of Massachusetts and in good standing therein. All such companies must be rated A or higher by A.M. Best, or have a comparable rating from a comparable rating organization. Tenant shall be named as the insured and Landlord as an additional insured under all Tenant's liability policies. Each Party shall be named as an additional insured under any of the other Party's fire and property damage policies covering any property in which the first said Party holds an interest, to the extent of such interest or as such interest appears. Each Party shall furnish the other with original certificates and copies of all policies prior to the beginning of the Term hereof and of each renewal policy at least 30 days prior to the expiration of the policy it renews. Each policy carried by one party on which the other Party is an additional insured (a) shall be non-cancelable with respect to the other Party's interest without at least 30 days' prior written notice thereto and (b) shall include a cross liability coverage endorsement. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific amount of coverage to the

Premises, which allocation shall be sufficient in amount to satisfy the requirements of this Article XIII.

      13.6 Non-Subrogation Provisions. All property damage insurance which is carried by either Party with respect to the Premises, whether or not required, shall include provisions which either designate the other Party as one of the insureds or deny to the insurer acquisition by subrogation of rights of recovery against the other Party to the extent such rights have been waived by the insured Party prior to occurrence of loss or injury, insofar as and to the extent that such provisions may be effective without making it impossible to obtain insurance coverage from responsible companies qualified to do business in the Commonwealth of Massachusetts (even though extra premium may result therefrom). In the event that extra premium is payable by either Party as a result of this provision, the other Party shall reimburse the Party paying such premium the amount of such extra premium. If at the request of one Party, this non-subrogation provision is waived as to such Party, then the obligation of reimbursement by such Party shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section 13.6 shall derogate from or otherwise affect releases elsewhere herein contained of either Party for claims. Each Party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each Party hereby waives all rights of recovery against the other for loss or injury against which the waiving Party is protected by insurance containing said non-subrogation provisions, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance.

                                   ARTICLE XIV

                                    Casualty

      14.1 Right to Terminate. In the event that all or any portion of the Premises are damaged or destroyed by fire or other casualty and such damage or destruction exceeds 50% of the value of the Premises, then either Party may terminate this Lease by notice to the other within 30 days after such damage or destruction.

      14.2 Restoration. If the Premises are damaged or destroyed by fire or other casualty and this Lease is not terminated pursuant to Section 14.1 (whether because neither Party elects to terminate or because such damage is below the threshold giving the Parties the right to terminate), then Landlord shall promptly and diligently repair and restore the Premises (including without limitation (a) Tenant's Specialized Leasehold Improvements/Base Building Upgrades and (b) any Subsequent Alterations and Improvements by Tenant which are Base Building Elements) as nearly as practicable to their condition prior to such damage or destruction, and in any event to a condition reasonably suitable for Tenant's use and occupancy, but subject and only to the extent allowed by
(x) then Applicable Laws and (y) the net insurance proceeds available to Landlord on account of such damage or destruction after deducting the reasonable costs of collecting such proceeds. The Base Rent, Additional Rent and other charges due from Tenant hereunder shall be equitably abated until Landlord restores the Premises to a condition reasonably suitable for Tenant's use and occupancy. If Landlord fails to do so within one year after the occurrence of such damage or destruction, then except only to the extent such failure is due to Acts of God, war, civil commotion, fire, flood, hurricane, other unusually severe weather event or shortages of materials and equipment, but otherwise regardless of the reason for such failure (and including without limitation where such failure is due to the unavailability or insufficiency of insurance proceeds or due to any of the other so-called force majeure events pursuant to Section 25.5), Tenant may terminate this Lease by notice to Landlord within 30 days after the expiration of such year. Landlord shall not be obligated to restore any of Tenant's Fixtures and Equipment or Subsequent Alterations and Improvements constructed by Tenant in the Premises which are not Base Building Elements. Rather, Tenant shall be responsible for repair and restoration of any such TFE or Subsequent Alterations and Improvements.

                                   ARTICLE XV

                                 Eminent Domain

      15.1 Taking of Entire Premises. In the event that the entire Premises are taken by condemnation or eminent domain, then this Lease shall terminate on the date when title passes to the taking authority, and Base Rent, Additional Rent and all other charges due from Tenant hereunder shall be pro rated and paid to such date.

      15.2 Partial Taking - Termination. In the event that only a portion of the Premises are so taken but such portion exceeds 50% of the value thereof, then either Party may terminate this Lease by notice to the other within 30 days after the date title passes to the taking authority, and Base Rent, Additional Rent and all other charges due from Tenant hereunder shall be pro-rated and paid to such date in the same manner as provided in Section 15.1.

      15.3 Partial Taking - Restoration. In the event that only a portion of the Premises are so taken but this Lease is not terminated pursuant to Section 15.2 (whether because neither Party elects to terminate or because the taking is below the threshold giving the Parties the right to terminate), then Landlord shall promptly and diligently repair and restore the Premises or what remains thereof (including without limitation (a) Tenant's Specialized Improvements/Base Building Upgrades and (b) any Subsequent Alterations and Improvements by Tenant which are Base Building Elements) as nearly as practicable to their condition before such taking and in any event to a condition reasonably suitable for Tenant's use and occupancy, but subject and only to the extent permitted by (x) then Applicable Laws and (y) the net takings award available to Landlord after deducting the reasonable costs of obtaining such award. The Base Rent, Additional Rent and any other charges due from Tenant hereunder shall be equitably abated until Landlord restores the Premises to a condition reasonably suitable for Tenant's use and occupancy, and in the case of a taking which permanently reduced the Premises, said Base Rent, Additional Rent and other charges shall be equitably abated for the remainder of the Term in just proportion to such permanent reduction. If Landlord fails so to restore the Premises within one year after the occurrence of such taking, then except only to the extent such failure is due to Acts of God, war, civil commotion, fire, flood, hurricane, other unusually severe weather event or shortages of materials and equipment, but otherwise regardless of the reason for such failure (and including without limitation where such failure is due to the unavailability or insufficiency of any net takings award or due to any of the other so-called force majeure events pursuant to Section 25.5), Tenant may terminate this Lease by notice to Landlord within 30 days after the expiration of such year. Landlord shall not be obligated to restore any of Tenant's Fixtures and Equipment or Subsequent Alterations and Improvements constructed by Tenant which are not Base Building Elements. Rather, Tenant shall be responsible for repair and restoration of any such TFE and Subsequent Alterations and Improvements.

      15.4 Eminent Domain Award. All awards, damages and compensation on account of any such taking of the Premises (including (a) Tenant's Specialized Improvements/Base Building Upgrades and (b) any Subsequent Alterations and Improvements made by Tenant which are Base Building Elements) shall belong and be payable to Landlord. Tenant may, however, make a separate claim to the taking authority for any of (a) Tenant's Fixtures and Equipment and Subsequent Alterations and Improvements made by Tenant which are not Base Building Elements, (b) Tenant's other trade fixtures, equipment and personal property which were taken, and (c) relocation expenses.

                                   ARTICLE XVI

                                    Yield Up

      16.1 Yield Up. At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender all keys to the Premises, remove all of its furnishings, fixtures, equipment, materials, supplies, inventory, effects and other personal property in or on the Premises, remove any of Tenant's Fixtures and Equipment and Subsequent Alterations and Improvements made by Tenant which are not Base Building Elements, repair any damage caused by such removal, leave Tenant's Specialized Improvements/Base Building Upgrades and any Subsequent Alterations and Improvements which are Base Building Elements, remove all of its signs wherever located, repair all damage caused by any such removal and yield up the Premises (including Tenant's Specialized Improvements/Base Building Upgrades and any Subsequent Alterations and Improvements which are Base Building Elements) in the same good, clean, first class, working and tenantable order, condition and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease excluding (a) reasonable wear and tear,
(b) damage by fire or other casualty or taking by condemnation or eminent domain (which are instead governed by Articles XIV and XV hereof) and (c) elements which are Landlord's responsibility to maintain and repair under the provisions hereof. Any of Tenant's aforesaid property not so removed shall be deemed abandoned and may be retained by Landlord or may be removed and disposed of by Landlord in such manner as Landlord shall determine. Tenant shall pay Landlord the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises. Without limiting the foregoing, Tenant shall have the right upon the expiration or termination of this Lease to remove all of its trade fixtures, furnishings and equipment from the Premises, provided that Tenant is not then in default hereunder after any applicable notice and cure periods and that Tenant complies with all requirements of this Section 16.1 in making such removals.

      16.2 Substitutions. In the case of any of Tenant's Specialized Improvements/Base Building Upgrades or Subsequent Alterations and Improvements which are Base Building

Elements similar in nature to TSI/BBU, Tenant may, at its option, prior to surrendering the Premises, remove such improvements or the relevant components thereof and replace the same with standard versions.

      16.3 Holdover. For each day after the expiration of the Term, or the earlier termination of this Lease, and prior to Tenant's performance of its obligation to yield up the Premises under this Article, Tenant shall pay to Landlord as rent an amount equal to 150% of the Base Rent computed on a daily basis, together with all Additional Rent and other charges payable with respect to each such day. Any such holding over by Tenant shall be a tenancy at sufferance only.

                                   ARTICLE XVI

                                    Defaults

      17.1 Events of Default. (a) If Tenant fails to make any payment of Base Rent, Additional Rent or other charges when due hereunder and does not cure such default within ten days after notice thereof from Landlord (provided, however that after the Interim First Mortgage Loan has been replaced by the Permanent First Mortgage Loan, Tenant shall be entitled to notices of only two such events of non-payment in any calendar year, and after notices for two such events have been properly given, then for the balance of the subject year Tenant shall be in default if it fails to make any such payment within ten days after such payment was due, without any requirement of notice before such ten days begins to run), or (b) if Tenant breaches any of its other obligations hereunder and does not cure such default within 30 days after notice thereof from Landlord, or, if such default is not reasonably susceptible of cure within 30 days, if Tenant does not commence to cure within said 30 days and thereafter diligently prosecute such cure to completion or (c) if Tenant or any present or future guarantor of all or any portion of Tenant's obligations under this Lease (a "Guarantor") becomes insolvent or fails to pay its debts as they fall due, or (d) if a trust mortgage or assignment is made by Tenant or any Guarantor proposes a composition, arrangement, reorganization or recapitalization with creditors, or (e) if the leasehold estate under this Lease or any substantial part of the property of Tenant or of any Guarantor is taken on execution, or by other process of law, or is attached or subjected to any other involuntary encumbrance and such property is not reconveyed to Tenant or Guarantor or such attachment or encumbrance is not dissolved within 60 days thereafter, or (f) if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Tenant or any Guarantor, or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Tenant or of any Guarantor, and, in either case, if such appointment or taking of possession is not terminated within 60 days after it first occurs, or (g) if a petition is filed by or with the consent of Tenant or of any Guarantor under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, or (h) if a petition is filed against Tenant or against any Guarantor under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within 60 days thereafter, or (i) if Tenant or any Guarantor which is a corporation or other entity dissolves or is dissolved or liquidates or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation (each of the foregoing, an "Event of Default"), then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate, Tenant hereby waiving all statutory rights (including without limitation rights of redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant at the expense and risk of Tenant, and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

      17.2 Remedies. In the event that this Lease is terminated under any of the provisions contained in Section 17.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue. In calculating the rent reserved there shall be included, in addition to the Base Rent and Additional Rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as additional and cumulative obligations after any such termination to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the immediately preceding sentence Tenant shall be credited with the portion of any amount paid to Landlord as compensation as in this Section 15.2 provided, allocable to the corresponding portion of the Term and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (a) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its reasonable judgment considers advisable or necessary to relet the same, (b) make such alterations, repairs and decorations in the Premises as Landlord in its reasonable judgment considers advisable or necessary to relet the same, and (c) keep the Premises vacant unless and until Landlord is able to rent the Premises to a Tenant which is at least as desirable and financially responsible as Tenant is on the date of this Lease, on terms not less favorable to Landlord than those of this Lease. Landlord shall make reasonable efforts to relet the Premises consistent with the aforesaid parameters.

      Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings under any federal or state law relating to bankruptcy or insolvency or reorganization or arrangement, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than the amount of the loss or damages referred to above.

      Landlord shall further have, in the event of a default by Tenant in its obligations to pay Landlord any Operating Costs (including Real Estate Taxes) with respect to the Premises as required by Article VII, the limited rights of offset against the Second Mortgage (which is held by Tenant or a Tenant Affiliate) set forth in Section 19.1.

      17.3 Landlord's Right to Cure Defaults. Landlord may, but shall not be obligated to, at any time following 30 days' prior notice to Tenant, except in cases of emergency when no notice shall be required, cure any default by Tenant under this Lease, and whenever Landlord does so, Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord in effecting such cure, as Additional Rent, within 30 days after billing to Tenant therefor, together with interest thereon at the Late Payment/Default Rate from the date of expenditure by Landlord to the date of repayment by Tenant.

      17.4 Tenant's Right to Cure Defaults. Tenant may, but shall not be obligated to, at any time following 30 days prior notice to Landlord, except in cases of emergency when no notice shall be required, cure any default by Landlord under this Lease which materially adversely affects Tenant's use and occupancy of the Premises, and whenever Tenant does so, Landlord shall reimburse or credit Tenant for all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Tenant in effecting such cure, within 30 days after billing to Landlord therefor, together with interest thereon at the Late Payment/Default Rate from the date of expenditure by Tenant to the date of repayment by Landlord. If Landlord fails to reimburse or credit Tenant as aforesaid, Tenant may offset such costs and expenses against the Monthly Landlord's Return on Equity Component (but not the Monthly Debt Service Component) of its next monthly payment or payments of Base Rent due hereunder, continuing month to month until the amounts due Tenant have been fully credited and accounted for.

      17.5 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Base Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed a waiver, an agreement or an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

      17.6 Effect of Waivers of Default. Any consent or permission by either Party to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by either Party of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions. The failure of either Party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent or the receipt by either Party of any other payment, with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver by the receiving Party of such breach unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by either Party to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

      17.7 Remedies Cumulative. Any and all rights and remedies which either Party may have under this Lease, and at law and equity, for default by the other, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of any such rights and remedies may be exercised at the same time insofar as permitted by law.

                                  ARTICLE XVIII

                                    Mortgages

      18.1 Rights of Mortgagees; Limitation of Liabilities. Until the Mortgagee under any Mortgage of the Premises shall enter and take possession for the purposes of foreclosure or otherwise, such Mortgagee shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure or otherwise, such Mortgagee shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, no such Mortgagee shall be liable to perform or liable in damages for failure to perform, any of the obligations of Landlord unless and until such Mortgagee shall enter and take possession of the Premises for the purpose of foreclosure or otherwise. Upon entry for the purpose of foreclosure or otherwise, such Mortgagee shall be liable to perform all of the obligations of Landlord accruing from and after such entry, subject to and with the benefit of the provisions of
Section 25.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the Premises. No Mortgagee shall ever be liable to perform any obligations of Landlord accruing before such entry. No Base Rent, Additional Rent or any other charge shall be paid more than ten days prior to the due dates thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a Mortgagee in possession or in the process of foreclosing its Mortgage) be a nullity as against such Mortgagee, and Tenant shall be liable for the amount of such payments to such Mortgagee. The covenants and agreements contained in this Lease with respect to the rights, powers and benefit of a Mortgagee (including, without limitation, the covenants and agreements contained in Section 25.4) constitute a continuing offer to any person, corporation or other entity, which by accepting a Mortgage subject to this Lease, assumes the obligations herein set forth with respect to such Mortgagee; such Mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such Mortgagee shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any reasonable agreement which may be necessary to implement the provisions of this Section 18.1.

      18.2 Subordination to Mortgages. This Lease is subject and subordinate to the Interim First Mortgage Loan and the Second Mortgage Loan referred to in
Section 1.1. This Lease shall further be subject and subordinate to any future Mortgages of the Premises, (a) unless the Mortgagee thereunder shall elect to subordinate its Mortgage to this Lease, which it may at its option do by filing a notice of such election with the applicable Registry of Deeds and giving Tenant a copy of such notice, whereupon this Lease shall have priority over such Mortgage and (b) as to any such Mortgage where the Mortgagee does not make such election, provided that such Mortgagee enters into a Mortgage Subordination, Nondisturbance and Attornment Agreement with Tenant. Either Party or Mortgagee may record such Mortgage SNDA in the applicable Registry of Deeds.

                                   ARTICLE XIX

                         Additional Provisions Regarding
                              Second Mortgage Loan

      19.1 Limited Offset. In the event that Tenant should default in its obligation to pay Landlord any Operating Costs (including Real Estate Taxes) with respect to the Premises as required by Article VII, then Landlord may offset one-half of any amounts which Landlord pays for such costs out of its own resources, against the outstanding balance owed by Landlord to Second Mortgage Lender (which is either Tenant or an Affiliate of Tenant) under the Second Mortgage, up to a maximum offset of $750,000 in the aggregate over the Term hereof.

      19.2 Repayment. The Second Mortgage Loan shall mature, and Landlord shall pay Second Mortgage Lender the then entire outstanding balance of principal, interest and other charges due under the Second Mortgage Loan, after 15 years or such earlier time as provided in the Second Mortgage Loan Documents.

                                   ARTICLE XX

                            Phase II Expansion Option

      20.1 Phase II Project; Tenant Option. Phase II Landlord (an affiliate of Landlord) presently leases the Phase II Land from Ground Landlord for a 99 year term pursuant to the Phase II Ground Lease. Provided that (a) this Lease is in force and effect at the time of Tenant exercises such option, (b) no Event of Default exists hereunder which Tenant has failed to cure after any applicable notice and grace periods, either at the time such option is exercised or on the Closing Date with respect thereto and (c) Tenant (or, if applicable, the subject Tenant Affiliate), as Interim First Mortgage Lender or Second Mortgage Lender, is not in default under the Interim First Mortgage Loan or the Second Mortgage Loan after any applicable notice and cure periods at either said time, Tenant shall have the option to have Phase II Landlord build the Phase II Project on the Phase II Land and to lease the Phase II Premises pursuant to the Phase II Lease, as set forth in this Article XX and subject to the limitations specified hereunder (the "Phase II Expansion Option").

      20.2 Order. Tenant may exercise the Phase II Expansion Option and the Phase III Expansion Option set forth in Article XXI in either order, the Phase II Option first and the Phase III Option second or vice versa.

      20.3 Exercise. If Tenant has not yet exercised the Phase III Expansion Option, Tenant must exercise the Phase II Expansion Option by written notice to Phase II Landlord no later than July 1, 2002. If Tenant previously timely exercised the Phase III Expansion Option, the deadline for Tenant exercising the Phase II Expansion Option shall instead be July 1, 2004. Phase II Landlord shall reserve the Phase II Land for Tenant's possible future expansion until the applicable such time.

      20.4 Phase II Lease. If Tenant timely exercises the Phase II Expansion Option, Phase II Landlord and Tenant shall enter into a lease for the Phase II Premises (the "Phase II Lease") providing for Base Rent as set forth in Schedule B2, but otherwise on substantially the same provisions, terms and conditions as contained in this Lease, mutatis mutandis given the specific design and cost of the Phase II Project, and provided further that (a) Tenant shall not be obligated to provide either first or second mortgage financing for the Phase II Project, but rather Phase II Landlord shall make reasonable and diligent efforts to obtain such financing from conventional lending sources (i) on a 75% loan-to-value basis, (ii) with a term of not less than ten years, (iii) with an amortization schedule based on level payments of principal and interest for 25 years and (iv) at then applicable market interest rates for such loans, given Tenant's financial condition and creditworthiness, (b) the terms of any such financing must be approved by Tenant (since the base rent to be paid by Tenant shall be calculated based on the terms of such financing), which consent shall not be unreasonable withheld or delayed, (c) if Tenant disapproves the financing obtained by Phase II Landlord, or if Phase II Landlord is unable, despite such reasonable and diligent efforts, to obtain financing because of the financial condition of Tenant, then, at Tenant's option, either (i) Tenant may finance the Phase II Project on a substantially similar basis to its first mortgage financing of the original Project or (ii) the Phase II Expansion Option shall terminate, (d) unless Tenant elects to provide financing pursuant to the aforesaid clause, the only funding Tenant shall provide for the project shall be a Tenant's Contribution for Tenant's Specialized Improvements/Base Building Upgrades and a Tenant's Contribution for Installation of Tenant's Fixtures and Equipment comparable to those under this Lease, equal to the cost of such improvements and work as they may be under the Phase II Project and (e) Tenant shall pay Phase II Landlord a security deposit with respect to the Phase II Lease in such amount as is then generally required under prevailing market conditions in the MetroWest/Route 495 area of Middlesex and Worcester Counties, Massachusetts for leases similar to the Phase II Lease and tenants whose financial condition is comparable to that of Tenant.

      20.5 Decision on Financing. Phase II Landlord shall keep Tenant fully and timely informed of Phase II Landlord's efforts to obtain financing for the Phase II Project, and shall promptly give Tenant copies of all proposals, commitments and term sheets which Phase II Landlord receives in such regard. Tenant shall, either (a) if the exercise deadline for the Phase II Expansion Option pursuant to Section 20.3 above is July 1, 2002, by no later than November 1, 2002, or (b) in the alternative, if the exercise deadline for the Phase II Expansion Option under Section 20.3 above is July 1, 2004, by no later than November 1,

2004, give Phase II Landlord notice that Tenant approves the financing Phase II Landlord has obtained, or if it disapproves such financing whether or not Tenant shall itself provide financing pursuant to Section 20.4 clause (c), or if Phase II Landlord has been unable to obtain financing, whether Tenant will provide such financing under said clause. If Tenant fails to give Phase II Landlord such notice by the applicable date, then Tenant shall be deemed to have rejected any financing which Phase II Landlord obtained and/or declined to provide financing itself, and the Phase II Expansion Option shall lapse pursuant to Section 20.4
(c)(ii) above.

                                   ARTICLE XXI

                           Phase III Expansion Option

      21.1 Phase III Project; Tenant Option. Phase III Landlord (an affiliate of Landlord) presently leases the Phase III Land from Ground Landlord for a 99 year term pursuant to the Phase III Ground Lease. Provided that (a) this Lease is in force and effect at the time of Tenant exercises such option, (b) no Event of Default exists hereunder which Tenant has failed to cure after any applicable notice and grace periods, either at the time such option is exercised or on the Closing Date with respect thereto and (c) Tenant (or, if applicable, the subject Tenant Affiliate), as Interim First Mortgage Lender or Second Mortgage Lender, is not in default under the Interim First Mortgage Loan or the Second Mortgage Loan after any applicable notice and cure periods at either said time, Tenant shall have the option to have Phase III Landlord build the Phase III Project on the Phase III Land and to lease the Phase III Premises pursuant to the Phase III Lease, as set forth in this Article XXI and subject to the limitations specified hereunder (the "Phase III Expansion Option").

      21.2 Exercise. If Tenant has not yet exercised the Phase II Expansion Option, Tenant must exercise the Phase III Expansion Option by written notice to Phase III Landlord no later than July 1, 2002. If Tenant previously timely exercised the Phase II Expansion Option, the deadline for Tenant exercising the Phase III Expansion Option shall instead be July 1, 2004. Phase III Landlord shall reserve the Phase III Land for Tenant's possible future expansion until such time.

      21.3 Phase III Lease. If Tenant timely exercises the Phase III Expansion Option, Phase III Landlord and Tenant shall enter into a lease for the Phase III Premises (the "Phase III Lease") providing for Base Rent as set forth in Schedule B3, but otherwise on substantially the same provisions, terms and conditions as contained in this Lease, mutatis mutandis given the specific design and cost of the Phase III Project, and provided further that (a) Tenant shall not be obligated to provide either first or second mortgage financing for the Phase III Project, but rather Phase III Landlord shall make reasonable and diligent efforts to obtain such financing from conventional lending sources (i) on a 75% loan-to-value basis, (ii) with a term of not less than ten years, (iii) with an amortization schedule based on level payments of principal and interest for 25 years and (iv) at then applicable market interest rates for such loans, given Tenant's financial condition and creditworthiness, (b) the terms of any such financing must be approved by Tenant (since the base rent to be paid by Tenant shall be calculated based on the terms of such financing), which consent shall not be unreasonable withheld or delayed, (c) if Tenant disapproves the financing obtained by Phase III Landlord, or if Phase III Landlord is unable, despite such reasonable and diligent efforts, to obtain financing because of the financial condition of Tenant, then, at Tenant's option, either
(i) Tenant may finance the Phase III Project on a substantially similar basis to its first mortgage financing of the original Project or (ii) the Phase III Expansion Option shall terminate, (d) unless Tenant elects to provide financing pursuant to the aforesaid clause, the only funding Tenant shall provide for the project shall be a Tenant's Contribution for Tenant's Specialized Improvements/Base Building Upgrades and a Tenant's Contribution for Installation of Tenant's Fixtures and Equipment comparable to those under this Lease, equal to the cost of such improvements and work as they may be under the Phase III Project and (e) Tenant shall pay Phase III Landlord a security deposit with respect to the Phase III Lease in such amount as is then generally required under prevailing market conditions in the MetroWest/Route 495 area of Middlesex and Worcester Counties, Massachusetts for leases similar to the Phase III Lease and tenants whose financial condition is comparable to that of Tenant.

      21.4 Decision on Financing. Phase III Landlord shall keep Tenant fully and timely informed of Phase III Landlord's efforts to obtain financing for the Phase III Project, and shall promptly give Tenant copies of all proposals, commitments and term sheets which Phase III Landlord receives in such regard. Tenant shall, either (a) if the exercise deadline for the Phase III Expansion Option pursuant to Section 21.2 above is July 1, 2002, by no later than November 1, 2002, or (b) in the alternative, if the exercise deadline for the Phase III Expansion Option under Section 21.2 above is July 1, 2004, by no later than November 1, 2004, give Phase III Landlord notice that Tenant approves the financing Phase III Landlord has obtained, or if it disapproves such financing whether or not Tenant shall itself provide financing pursuant to Section 21.3 clause (c), or if Phase III Landlord has been unable to obtain financing, whether Tenant will provide such financing under said clause. If Tenant fails to give Phase III Landlord such notice by the applicable date, then Tenant shall be deemed to have rejected any financing which Phase III Landlord obtained and/or declined to provide financing itself, and the Phase III Expansion Option shall lapse pursuant to Section 21.3 (c)(ii) above.

                                  ARTICLE XXII

                           Tenant's Option to Purchase

      22.1 Option. Tenant shall have the option to purchase the entire Office, Research and Development Park from Landlord and the other Collective Owners as set forth in this Article XXII (the "Purchase Option" or "Option to Purchase").

      22.2 Exercise. To exercise the Purchase Option, Tenant must give Landlord written notice to such effect (the "Purchase Option Exercise Notice") before or on the Purchase Option Notification Deadline specified in Section 1.1. If Tenant does so, then Landlord shall sell, and shall cause the other Collective Owners to sell, the Office, Research and Development Park to Tenant on the terms and conditions provided below.

      22.3 Purchase Price. Tenant shall pay Collective Owners a purchase price for the Office, Research and Development Park calculated as provided in Schedule OP attached hereto (the "Option Purchase Price").

      22.4 Closing. The closing of the purchase and sale transaction shall take place at the Middlesex South Registry of Deeds in Cambridge, Massachusetts at 10:00 a.m. on the 90th day after Tenant's Purchase Option Exercise Notice, or, if such day is not one on which said registry is open for business, on the next day thereafter on which said registry is so open (the "Closing" or "Closing Date"). Tenant and Landlord may, by mutual written agreement, adjust the Closing Date to an earlier or later date.

      22.5 Conveyance. Collective Owners shall at the Closing convey the Office, Research and Development Park to Tenant by executing and delivering a good and sufficient quitclaim Deed which transfers good and clear record and marketable title thereto, free from encumbrances except the Permitted Encumbrances. Collective Owners shall further at the Closing deliver the Park to Tenant (a) free and clear of all other tenants and occupants except for Tenant and Tenant's subtenants, if any, (b) in the same condition as it is in on the date of Tenant's Option Exercise Notice, reasonable wear and tear and conditions caused by Tenant only excepted and (c) to the extent required below, with any Qualifying Defects of which Tenant has given Landlord timely notice cured.

      22.6 Payment of Purchase Price. Tenant shall at the Closing pay the Purchase Price, adjusted as provided in Section 22.13 below, to the Closing Escrow Agent on behalf of the Collective Sellers by appropriate wire transfer. Escrow Agent shall then be responsible for (a) first, paying off in full from such funds any outstanding Mortgages, liens and other encumbrances securing the payment of money and making any other payments to applicable parties to clear title pursuant to Section 22.11 and (b), second, distributing any remaining balance to the Collective Owners in the respective amounts to which each is entitled.

      22.7 Due Diligence Investigations. Tenant shall prior to the Closing be entitled to make such Due Diligence Investigations as Tenant may elect with respect to the Office, Research and Development Park, at Tenant's sole cost and expense. Collective Owners shall grant Tenant and its representatives access from time to time to any areas of the Park as to which Tenant does not already have access by virtue of being Tenant of the Premises, and to Collective Owners' books and records with respect to the Park, in order to conduct the Due Diligence Investigations, after reasonable advance notice from Tenant requesting the same.

      22.8 Notice of Qualifying Defects. If Tenant's Due Diligence Investigations uncover any Qualifying Defects with respect to the Office, Research and Development Park to which Tenant wishes to object, Tenant must give Landlord notice of such defects (a "Defect Notice") no later than 60 days after Tenant's Purchase Option Exercise Notice (the "Due Diligence Deadline"). Such notice shall describe the subject Qualifying Defects in reasonable detail. Tenant may not subsequently raise as objections any Qualifying Defects which existed on the date of Tenant's Purchase Option Exercise Notice not set forth in a Defect Notice given to Landlord by the Due Diligence Deadline. Tenant may, however, raise by subsequent Defect Notices to Landlord at any time up to the Closing Date Qualifying Defects arising after the date of Tenant's Purchase Option Exercise Notice. Tenant may not raise as objections any defects with respect to the Park which are not Qualifying Defects.

      22.9 Efforts to Cure. Collective Owners shall make reasonable and diligent efforts to cure by the Closing Date any Qualifying Defects of which Tenant gives Landlord timely notice, provided, however, that Collective Owners shall not be obligated to expend more than $400,000 in doing so (other than for discharge of outstanding Mortgages, liens and other encumbrances securing the payment of money, which shall be paid off in full out of the Purchase Price pursuant to Sections 22.6 and 22.11 and shall not count against such $400,000 limit).

      22.10 Failure to Cure; Tenant's Options. If by the Closing Date Collective Owners shall have been unable or otherwise failed to remove any Qualifying Defects of which Tenant gave Landlord timely notice, then at Tenant's election
(a) Tenant may withdraw its exercise of the Purchase Option, the purchase and sale of the Office, Research and Development Park pursuant thereto shall be canceled and this Lease shall continue in full force and effect, or (b) the parties shall proceed with the Closing, Tenant shall accept such title and condition as Collective Owners shall then be able to deliver and the Purchase Price shall be equitably reduced to account for the uncured Qualifying Defects, up to a maximum reduction of $400,000 or the remainder thereof not expanded by Collective Owners in attempting to cure the subject Qualifying Defects pursuant to Section 22.9. Collective Owners shall provide Tenant with reasonable supporting documentation of their expenses incurred in attempting to cure. If the subject Qualifying Defect, or one of them, is damage to or destruction of the Office, Research and Development Park by fire or other casualty, or taking of all or any part of the Park by eminent domain, and Tenant elects to proceed with the Closing pursuant to this Section 22.10, then Collective Owners shall at the Closing pay to Tenant or assign to Tenant their rights to any insurance proceeds or eminent domain awards which they have received or have the right to receive with respect to such damage, destruction or taking.

      22.11 Use of Purchase Money to Clear Title. To enable Collective Owners to make conveyance as provided in this Agreement, Collective Owners may, by appropriate arrangements through the Closing Escrow Agent, use the purchase money or any portion thereof to clear title of any encumbrances or interests, provided that (a) the instruments so required to clear title are delivered at the Closing and recorded with the Deed or (b) reasonable arrangements are made through the Escrow Agent to procure and record such instruments subsequent to Closing in accordance with customary local conveyancing and title insurance practices.

      22.12 Other Closing Documents. Collective Owners shall at the Closing further execute and deliver to Buyer (a) an affidavit that none of them is a foreign person within the meaning of Section 1445 of the United States Internal Revenue Code, (b) a reasonable affidavit to Tenant's title insurance company as to parties in possession and mechanics liens with respect to the Office, Research and Development Park, (c) instruments in recordable form establishing the authority of Collective Owners' officers and representatives to execute the Deed and other Closing documents on their behalf and (d) such other reasonable affidavits, certificates and documentary evidence as customarily required of sellers in connection with real estate closings in Massachusetts.

      22.13 Adjustments. Water and sewer use charges, real estate taxes, fuel value (if applicable) and other similar applicable items shall be adjusted as of the Closing Date, giving consideration to Tenant's obligations under this Lease as to any such items, and the net amount thereof shall be added to or deducted from the Purchase Price, as the case may be. Collective Owners shall pay the Massachusetts deed stamp tax and recording fees for any instruments necessary to clear title. Tenant shall pay the recording fee for the Deed.

      22.14 Tenant's Default. If, having given notice exercising the Option to Purchase, Tenant shall default in its obligations with respect thereto, Tenant shall pay the Closing Escrow Agent for the Collective Owners their actual damages incurred on account of such default up to a maximum aggregate payment to all Collective Owners together of $400,000. Such payment shall be Collective Owners' sole and exclusive remedy for any such default by Tenant, and said $400,000 amount shall be Tenant's total maximum liability for such default.

      22.15 Broker. Any commissions or fees due to the Broker identified in
Section 1.1 with respect to the sale of the Office, Research and Development Park to Tenant shall be paid out of the Purchase Price prior to distribution to the Collective Owners. Tenant and Collective Owners each represent and warrant to the other that they have dealt with no broker or agent with respect to the Park or Tenant's Purchase Option other than said broker. Tenant and Collective Owners each agree to defend and hold the other harmless from and against any and all claims for a brokerage or agent's commission or fee by any broker or agent other than said Broker arising out of the indemnifying party's dealings with such other broker or agent. The provisions of this Section shall survive the Closing.

                                  ARTICLE XXIII

                    Tenant's Right of First Offer to Purchase

      23.1 First Offer. If Tenant does not exercise its Option to Purchase the Office, Research and Development Park but does exercise either or both the Phase II Expansion Option or the Phase III Expansion Option, then if at any time thereafter during the balance of the Term Landlord should wish to sell the Park, Landlord shall first give Tenant notice stating the purchase price and the other terms and conditions upon which Landlord and the other Collective Owners propose to offer the Park to third parties, and shall first offer to sell the Park to Tenant at such price and upon such terms and conditions (the "First Offer Notice" or "First Offer"). Tenant shall then have the right, at Tenant's election, to purchase the Park in accordance with the First Offer ("Tenant's Right of First Offer to Purchase" or "Right of First Offer") by notice back to Landlord accepting the First Offer within 30 days after Tenant's receipt of Landlord's First Offer Notice ("Tenant's Purchase Acceptance Notice" or "Purchase Acceptance Notice").

      23.2 Acceptance. If Tenant gives Landlord a Purchase Acceptance Notice within said 30 days, then Landlord shall sell, and cause the other Collective Owners to sell, the Office, Research and Development Park to Tenant, and Tenant shall purchase the Park from the Collective Owners at the price (the "First Offer Purchase Price") and upon the terms and conditions set forth in the First Offer Notice, and otherwise in accordance with the provisions and procedures set forth in Article XXII with respect to Tenant's Purchase Option. The Due Diligence Deadline shall be 60 days after Tenant's Purchase Acceptance Notice, and the Closing shall be 90 days after such notice.

      23.3 Tenant's Failure to Accept; Sale by Landlord to Third Party. If Tenant does not give Landlord a Purchase Acceptance Notice within the aforesaid 30 days, then Landlord and the other Collective Owners shall be free for a period of 12 months after the expiration of said 30 days to enter into a purchase and sale agreement with any third party, and 15 months after the expiration of said 60 days (i.e. 12 months plus an additional three months) to close said sale and convey the Office, Research and Development Park to the subject third party by a recorded deed, at a price no lower than 97% of the price and upon terms and conditions no more favorable to buyer than those set forth in Landlord's First Offer Notice to Tenant. Any such sale and conveyance shall be subject to this Lease. Upon Landlord's request, Tenant shall provide Landlord with a reasonable written instrument indicating that Tenant has declined to exercise its Right of First Offer to Purchase.

      23.4 No Sale Beyond Price, Time Limits without Re-Offer. Landlord and the other Collective Owners may not (a) enter into a purchase and sale agreement for the Office, Research and Development Park within the aforesaid 12 month period or close said sale and convey the Park within the aforesaid 15 month period at a price lower than 97% of the price or upon terms and conditions more favorable to buyer than those set forth in Landlord's First Offer Notice to Tenant, nor (b) if they fail to enter into a purchase and sale agreement within the aforesaid 12 month period or close the sale and convey the Park by recorded deed within the aforesaid 15 month period, sell the Park at any time thereafter, regardless of the price, terms and conditions, without in either such instance re-offering to sell the Park to Tenant in the manner provided in this Article, except only that Tenant shall have only 15 days to respond to the re-offer (as opposed to 30 in the case of the original offer).

      23.5 Subsequent Sales. If Landlord and the other Collective Owners sell the Office, Research and Development Park to a third party in accordance with this Article, any subsequent sales by their buyer, its successors, any subsequent buyers, their successors and/or any other party or parties holding title to the Park or any part thereof or interest therein during the Term shall not be subject to Tenant's Right of First Offer to Purchase, which shall terminate upon consummation of the first said sale.

      23.6 Transactions Covered. Tenant's Right of First Offer to Purchase shall apply to (a) any sale or other conveyance of all or any part of the Office, Research and Development Park (appropriate pro-rations to be made in the case of any partial sale, and Tenant's Right of First Offer shall continue to apply to the unsold remainder of the Park) and (b) any sale of all or a majority of the stock, partnership, membership or other beneficial interest in Landlord, or any of the other Collective Owners, whether in a single transaction or sale or group of transactions, except only for the excluded conveyances specified in Section 23.7.

      23.7 Exclusions. Notwithstanding anything herein to the contrary, Tenant's Right of First Offer shall not apply with respect to any (a) sale or conveyance of the Park to a Landlord Affiliate, (b) granting of a Mortgage of the Park or any part thereof by Landlord or any of the other Collective Owners, (c) foreclosure of any such Mortgage, acceptance by the subject Mortgagee of a deed in lieu of foreclosure or other acquisition of title to the Park or any part thereof by such Mortgagee or any party claiming by, through or under such Mortgagee in enforcement of its rights under such Mortgage, (d) transfer of stock, partnership interest, membership interest or beneficial interest in Landlord or any of the other Collective Owners to (i) any stockholder, partner, member or beneficiary of a Landlord Affiliate, (ii) parent, guardian, grandparent, father-in-law, mother-in-law, spouse, fiance, child, ward, grandchild, sibling, brother-in-law, sister-in-law, uncle, aunt, great uncle, great aunt, niece, nephew, grandnephew, grandniece, cousin or similar family or legal relation of the transferee or (iii) any trust or similar entity the beneficiaries of which are any of the foregoing. Tenant's Right of First Offer shall, however, apply to the first non-excluded sale after any such excluded transfer.

      23.8 No Conveyance during Construction Period. Landlord acknowledges that Tenant has entered into this Lease in reliance upon Landlord's experience and expertise in developing commercial real estate. Accordingly, Landlord shall not sell or convey the Office, Research and Development Park or any part thereof or assign its obligations under this Lease to any third party, except only for Mortgagees and related security instruments in connection with financing, until Landlord has Substantially Completed the Project and the Premises are Ready for Tenant's Occupancy pursuant to Article IV.

                                  ARTICLE XXIV

                           Joinder of Phase II and III
                    Landlords; Agreements of Ground Landlord

      24.1 Options, Etc. Run with Landlord. Tenant's Phase II Expansion Option shall be binding upon the Phase II Landlord and any successors or assigns thereof, and shall run with the leasehold interest in the Phase II Land under the Phase II Ground Lease. Tenant's Phase III Expansion Option shall be binding on the Phase III Landlord and any successors or assigns thereof, and shall run with the leasehold interest in the Phase III Land under the Phase III Ground Lease. Tenant's Option to Purchase the Office, Research and Development Park and Right of First Offer with respect to the Park shall be binding upon the Landlord and other Collective Owners and their respective successors and assigns, and shall run with the land constituting the Park.

      24.2 Joinder of Phase II Landlord. In order to implement the foregoing and confirm that Tenant's Phase II Expansion Option, Purchase Option and Right of First Offer are binding upon Phase II Landlord, its successors and assigns and its or their interests in the Phase II Land and any other part of the Office, Research and Development Park in which it or they hold any interest, Phase II Landlord is joining in the execution and delivery of this Lease, the Notice hereof pursuant to Section 25.3 and the Five Party Notice, the latter two of which shall be recorded in the applicable Registry of Deeds.

      24.3 Joinder of Phase III Landlord. In order further to implement the foregoing and confirm that Tenant's Phase III Expansion Option, Purchase Option and Right of First Offer are binding upon Phase III Landlord, its successors and assigns and its or their interests in the Phase III Land and any other part of the Office, Research and Development Park in which it or they hold any interest, Phase III Landlord is joining in the execution and delivery of this Lease, the Notice hereof pursuant to Section 25.3 and the Five Party Notice, the latter two of which shall be recorded in the applicable Registry of Deeds.

      24.4 Ground Landlord. In order further to implement the foregoing, to confirm its agreement with the provisions, terms and conditions of Tenant's Purchase Option and Right of First Offer, to confirm that in the event of any inconsistency between Tenant's Purchase Option and Right of First Offer, on one hand, and the Ground Lease, Phase II Ground Lease and Phase III Ground Lease, on the other, and to make Tenant's Purchase Option and Right of First Offer binding upon it, its successors and assigns and its underlying fee interest in the Office, Research and Development Park, Ground Landlord is on or about the Date of this Lease, together with the other parties thereto, executing and delivering the Five Party Notice. Ground Landlord is also on or about the Date of this Lease executing and delivering the Ground Lease Subordination, Nondisturbance and Attornment Agreement with Tenant. Both said documents shall be recorded in the applicable Registry of Deeds.

                                   ARTICLE XXV

                            Miscellaneous Provisions

      25.1 Notices from One Party to the Other. All notices required or permitted hereunder shall be in writing and delivered by hand, delivered by a recognized courier service such as Federal Express which provides a receipt or confirmation of delivery, or mailed by registered or certified mail, postage prepaid and return receipt requested, if to Landlord addressed to:

            Waterford Park, LLC
            c/o Waterford Development Corp.
            175 Highland Avenue
            Needham, MA 02494
            Attn: Robert E. Shapiro

with a copy to:

            Jonathan Levin, Esq.
            Garrity, Levin and Muir
            99 Summer Street
            Boston, MA 02110

and if to Tenant addressed to:

            Sepracor, Inc.
            111 Locke Drive
            Marlborough, MA 01752
            Attn: Senior Vice President
            of Finance and Administration

or to such other address for either Party as such Party shall have last designated by notice given to the other Party in accordance with the requirements of this Section 25.1. Any notice shall be deemed duly given when so delivered by hand or recognized courier or three days after deposited with the U.S. Postal Service. Notices to Phase II Landlord or Phase III Landlord may be sent to the same address as Landlord above.

      25.2 Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and performing and observing the terms, covenants, conditions and provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

      25.3 Lease not to be Recorded. Tenant agrees that it will not record this Lease. Both Parties shall, upon the request of either, execute and deliver a notice of this Lease in such form, if any, as may be permitted by applicable statute. Either Party may then record such notice.

      25.4 Bind and Inure; Limitation of Landlord's Liability. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives. No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises but not upon other assets of Landlord. No individual partner, member, trustee, stockholder, officer, director, employee or beneficiary of Landlord shall be personally liable under this Lease. Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon Landlord's default hereunder. The general assets of Landlord and of the individual partners, members, trustees, stockholders, officers, managers, employees or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

      25.5 Force Majeure. In any case where either Party is required to do any acts, then except where specifically provided in this Lease to the contrary, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations, unusually severe weather, or other causes beyond such Party's reasonable control shall not be counted in determining the time during which such acts shall be completed, whether such time be designated by a fixed date, a fixed time or a "reasonable time", and such time shall be deemed to be extended by the period of such delay. This Section 25.5 shall not apply to payment of Base Rent, Additional Rent or any other payments of money required hereunder, nor to any notice provisions hereunder.

      25.6 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days following receipt of notice from Tenant or such additional time as is reasonably required to correct any such default after notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Tenant shall give the same notice to any Mortgagee of the Premises of which it has been given notice, and shall afford any such Mortgagee the same opportunity to cure the subject default as allowed to Landlord as aforesaid.

      25.7 Brokerage. Each Party warrants and represents that it has had no dealings with any broker or agent in connection with this Lease except for the Broker identified in Section 1.1, and shall defend, hold harmless and indemnify the other Party from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to the indemnifying Party's dealings therewith in connection with this Lease or the negotiation thereof. Landlord shall pay all commissions and fees due to the Broker identified in Section 1.1, which shall be a Project Cost.

      25.8 Estoppel Certificate. Upon not less than 15 days' prior notice by the other, either Party shall execute, acknowledge and deliver to the other a statement in writing, addressed to such party as the other shall designate in its notice to the subject Party, certifying that this Lease is unmodified and in full force and effect and that the subject Party has no defenses, offsets or counterclaims against its obligations under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them, forth in reasonable detail), the dates to which the Base Rent, Additional Rent and other charges have been paid and a statement that the other Party is not in default hereunder (or if in default, the nature of such default, in reasonable detail). Any such statement delivered pursuant to this Section 25.8 may be relied upon by any prospective purchaser or Mortgagee of the Premises, any prospective assignee of any such Mortgagee or any prospective lender to or assignee of Tenant.

      25.9 Tenant's Equipment Financing. Notwithstanding anything herein to the contrary, Tenant may from time to time grant security interests in or make so-called equipment leases with respect to Tenant's trade fixtures, furnishings, equipment and other personal property to or on the Premises. Landlord shall upon Tenant's request execute and deliver to the subject secured party or equipment lessor reasonable instruments confirming that Landlord has no interest in said property and otherwise reasonably addressing such secured party's or equipment lessor's rights thereto, provided that such instrument does not modify or extend this Lease or allow any material impairment of the Premises.

      25.10 Financial Statements. Upon Landlord's request from time to time (but not more than once in any six month period) by not less than 30 days prior written notice, Tenant shall furnish Landlord with a copy of Tenant's (or any permitted subtenant's successor's or assigns) then most recent financial statements, including a balance sheet and profit and loss statement. Landlord shall keep such statements and all information therein confidential, except that Landlord may give copies of such statements to recognized banks and financial institutions which are then current or prospective Mortgagees of the Property, provided that Landlord obtains from such banks and institutions and delivers to Tenant written agreements reasonably satisfactory to Tenant in form and substance that they shall keep such statements confidential.

      25.11 Party's Consents. No approval or consent hereunder by either Party, express or implied, in any one case or instance shall be deemed an approval or consent in any other case or instance.

      25.12 Waiver of Jury Trial. The Parties each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other with respect to any matters arising out of or connected with this Lease or the relationship of the Parties as Landlord and Tenant hereunder.

      25.13 Post-Termination Obligations. The expiration or termination of this Lease shall not relieve either Party of any of its obligations hereunder which by their terms or nature the subject Party is to perform after such expiration or termination, nor of any indemnity given by either Party hereunder, all of which shall continue and remain in full force and effect for as long as allowed by applicable statutes of limitations or other applicable law.

      25.14 Costs of Obligations. Each Party shall itself bear all costs and expenses of performing its obligations under this Lease, except as and to the extent specifically provided herein to the contrary.

      25.15 Applicable Law. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the Parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the Parties.

      25.16 No Other Agreement. There are no oral or written agreements between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

      25.17 Time of Essence. Time is of the essence with respect to all terms, conditions and provisions of this Lease.

      25.18 Titles. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease.

      25.19 "Landlord" and "Tenant". Unless repugnant to the context, the words "Landlord", "Tenant", "Ground Landlord", "Phase II Landlord" and "Phase III Landlord" appearing in this Lease shall be construed to mean those named above and their respective successors, assigns, legal representatives and those claiming by, through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

      25.20 Submission Not an Offer. The submission of a draft of this Lease or a summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy delivered.

      Executed under seal as of the Date of this Lease set forth in Section 1.1.

                                         Landlord:

                                         WATERFORD PARK, LLC

                                         By: /s/ Richard N. Houlding
                                             ---------------------------------
                                             Richard N. Houlding
                                             Its Manager

                                         Tenant:


                                         SEPRACOR, INC.

                                         By: /s/ Robert F. Scumaci
                                             ---------------------------------
                                             Robert F. Scumaci
                                             Its Senior Vice President
                                             of Finance and Administration

      WATERFORD PARK PHASE II, LLC, the Phase II Landlord, hereby joins in this Lease solely with respect to the provisions hereof regarding the Phase II Land, Project and Lease, but otherwise shall have no obligations, liabilities or benefits hereunder.

                                         Phase II Landlord:

                                         WATERFORD PARK PHASE II, LLC

                                         By: /s/ Richard N. Houlding
                                             ---------------------------------
                                             Richard N. Houlding
                                             Its Manager

      WATERFORD PARK PHASE III, LLC, the Phase III Landlord, hereby joins in this Lease solely with respect to all provisions hereof regarding the Phase III Land, Project and Lease, but otherwise shall have no obligations, liabilities or benefits hereunder.

                                         Phase III Landlord:

                                         WATERFORD PARK PHASE III, LLC

                                         By: /s/ Richard N. Houlding
                                             ---------------------------------
                                             Richard N. Houlding
                                             Its Manager

                                   SCHEDULE DP

              Description of Office, Research and Development Park

PARCEL ONE

      A certain parcel of land situated off Robin Hill Street, Marlborough, Middlesex County, Commonwealth of Massachusetts and more particularly shown as Parcel 2 and Parcel 3 on a Plan entitled "Definitive Plan Solomon Pond Corporate Center Marlborough, Mass." dated April 4, 2000 revised May 11, 2000 and January 10, 2001 prepared by Hayes Engineering, Inc. recorded with Middlesex South Registry of Deeds as Plan No. 47 of 2001 ("Definitive Plan").

PARCEL TWO

      The right and easement, appurtenant to Parcel One above, to use the strip of land shown as the "Proposed Common Driveway Easement" on the Definitive Plan as described in a Declaration of Easements, Covenants and Restrictions by Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 375 of February 1, 2001.

PARCEL THREE

      The right and easements appurtenant to Parcel One above, to use the strip of land shown as "Common Driveway Easement" on the Definitive Plan for all purposes for which streets and ways are used in the Town of Northborough and City of Marlborough and for installation of improvements as defined in the Easement Agreement (hereinafter defined) and for other rights set forth in the Easement Agreement all as set forth in the Easement Agreement from Saint-Gobain Ceramics & Plastics, Inc. to Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 374 of February 1, 2001 and with Worcester Registry of Deeds in Book 23500, Page 171..

PARCEL FOUR

      The perpetual easement and right of way, appurtenant to Parcel One above, for the purpose of ingress and egress to and from Robin Hill Street and together with the right to construct, reconstruct, maintain and repair said roadway as set forth, specifically excluded and referred to in Order of Taking by the Massachusetts Water Resources Commission dated May 12, 1975 and recorded with Middlesex South Registry of Deeds in Book 12808, Page 515.

                                   SCHEDULE DL

                           Description of Subject Land

PARCEL ONE

      A certain parcel of land situated off Robin Hill Street, Marlborough, Middlesex County, Commonwealth of Massachusetts and more particularly shown as a portion of Parcel 3 on a Plan entitled "Definitive Plan Solomon Pond Corporate Center Marlborough, Mass." dated April 4, 2000 revised May 11, 2000 and January 10, 2001 prepared by Hayes Engineering, Inc. recorded with Middlesex South Registry of Deeds as Plan No. 47 of 2001, ("Definitive Plan") said portion being shown as Phase I on the sketch/plan entitled "Sketch Plan in Marlborough, Mass. Showing Proposed Phase Lines, Solomon Pond Corporate Center" dated January 10, 2001 prepared by Hayes Engineering, Inc. (the "Phase Plan"), attached hereto.

PARCEL TWO

      The right and easement, appurtenant to Parcel One above, to use the strip of land shown as the "Proposed Common Driveway Easement" on the Definitive Plan as described in a Declaration of Easements, Covenants and Restrictions by Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 375 of February 1, 2001.

PARCEL THREE

      The right and easements appurtenant to Parcel One, to use the strip of land shown as "Common Driveway Easement" on the Definitive Plan for all purposes for which streets and ways are used in the Town of Northborough and City of Marlborough and for installation of improvements as defined in the Easement Agreement (hereinafter defined) and for other rights set forth in the Easement Agreement all as set forth in the Easement Agreement from Saint-Gobain Ceramics & Plastics, Inc. to Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 374 of February 1, 2001 and with Worcester Registry of Deeds in Book 23500, Page 171.

PARCEL FOUR

      The perpetual easement and right of way, appurtenant to Parcel One above, for the purpose of ingress and egress to and from Robin Hill Street and together with the right to construct, reconstruct, maintain and repair said roadway as set forth, specifically excluded and referred to in Order of Taking by the Massachusetts Water Resources Commission dated May 12, 1975 and recorded with Middlesex South Registry of Deeds in Book 12808, Page 515.

                                   SCHEDULE GL

                                  Ground Lease

      Attached "Phase I Ground Lease from Hillside School, Inc. to Waterford Park, LLC for Land located in Marlborough, Massachusetts" dated January 30, 2001.

                                   SCHEDULE BP

                           Description of Base Project

      A four-story Class A suburban office building containing 192,600 square feet, (excluding the Tenant's Specialized Improvements/Base Building Upgrades and Tenant's Fixtures and Equipment to be built and installed therein), plus appurtenant roadways, driveways, parking areas, utilities and landscaping, all as generally shown (a) as Phase I on a plan entitled "Sketch Plan in Marlborough, Mass. Showing Proposed Phase Lines Solomon Pond Corporate Center" by Hayes Engineering, Inc. dated January 10, 2001 and (b) a site plan entitled "Solomon Pond Corporate Center Marlborough, Massachusetts-Sepracor-Applicant:
Waterford Development Corporation Owner: Hillside School" by Hayes Engineering, Inc. dated August 18, 2000 latest revision January 25, 2001, consisting of an Index Sheet and Sheets GP1, GP2, C1-C8, LP1-LP3, PL1 and PL2, as endorsed by the Marlborough Site Plan Committee (portions corresponding to aforesaid Phase I). The building includes a two-story atrium lobby and the customary HVAC systems and amenities found in office buildings in the MetroWest/Route 495 suburban market.

                                   SCHEDULE SI
                       Description of Tenant's Specialized
                       Improvements/Base Building Upgrades

      Those certain improvements to be constructed in the Building by Landlord, above and beyond the Base Project, in order to meet the particular requirements of the Tenant's business, including both specialized additional items and upgrades to the Base Building Elements (such as enhanced heating, ventilation and air-conditioning systems, additional height requirements, research laboratories, and upgraded fire protection and communication and backup systems). The major items and categories included in the Tenant's Specialized Improvements/Base Building Upgrades are as follows:

      1. Chemical storage facilities, including all safety systems required in such regard by Tenant's chemical storage permit from the City of Marlborough.

      2. Incremental base building elements (such as steel, glass, brick, etc.) resulting from larger than standard floor to floor clearances. The presence of laboratories require greater volumes of air circulation, therefor requiring large ducts. Greater floor to floor clearances are necessary to accommodate the ductwork.

      3. Full height walls (floor deck to floor deck) necessitated by the presence of laboratory and other areas of greater hazard than in standard commercial buildings.

      4. Special flooring (special tile and "cleaning friendly" surfaces).

      5. Additional heating, ventilation and air-conditioning (HVAC) capacity required by the presence of laboratories and not typically found in commercial buildings.

      6. Additional electrical capacity necessary to serve laboratory and support equipment not typically found in commercial buildings.

      7. Specialized plumbing systems (DI water, special waste plumbing material, etc.) required by the presence of laboratories and not typically found in commercial buildings.

                                   SCHEDULE FE

                             Description of Tenant's
                             Fixtures and Equipment

      Certain specialized items for Tenant's business which shall be only affixed or placed in the Building (as opposed to being built in) and are therefore easily removable (as distinguished from Tenant's Specialized Improvements/Base Building Upgrades, which are not). Tenant's Fixtures and Equipment are to be procured by the Tenant at its own cost and expense, separate from the Project, and delivered to Landlord to be installed by Landlord as part of the Project. The major items and categories of Tenant's Fixtures and Equipment are as follows:

      1.    Modular furniture.

      2.    Lab casework.

      3.    Specialized kitchen equipment.

                                   SCHEDULE PS

                                    Plans and
                           Specifications for Project

Specifications

      The specifications, referencing "Sepracor, Inc., Solomon Pond Corporate Center, Marlborough, MA" and containing the following:

No.                       Title                                         Date
---                       -----                                         ----

                          Item I
                          ------

                          Geotechnical Report                           1/5/00

                          Item II
                          -------

                          Architectural Specifications                  8/31/00

                          Division 1
                          ----------

1-A                       Summary of the Work                           8/31/00

1-B                       Project Meetings                              8/31/00

1-C                       Submittals                                    8/31/00

1-D                       Temporary Facilities & Controls               8/31/00

1-E                       Project Close Out                             8/31/00

1-F                       Definitions & Standards                       8/31/00

                          Division 2
                          ----------

2-A                       Earthwork                                     8/31/00

2-B                       Site Utilities                                8/31/00

2-C                       Paving and Curbing                            8/31/00

2-D                       Landscaping                                   8/31/00

                          Division 3
                          ----------

3-A                       Concrete                                      8/31/00

                          Division 4
                          ----------

4-A                       Masonry                                       8/31/00

No.                       Title                                         Date
---                       -----                                         ----

4-B                       Granite                                       8/31/00

                          Division 5
                          ----------

5-A                       Structural Steel                              8/31/00

5-B                       Metal Deck                                    8/31/00

5-C                       Misc. Metals                                  8/31/00

                          Division 6
                          ----------

6-A                       Carpentry                                     8/31/00

6-B                       Millwork                                      8/31/00

                          Division 7
                          ----------

7-A                       Roofing & Flashing                            8/31/00

7-B                       Caulking & Sealants                           8/31/00

7-C                       Insulation                                    8/31/00

7-D                       Metal Panels                                  8/31/00

7-E                       Dampproofing                                  8/31/00

                          Division 8
                          ----------

8-A                       Metals Doors & Frames                         8/31/00

8-B                       Glass & Glazing                               8/31/00

8-C                       Finish Hardware                               8/31/00

8-D                       Wood Doors                                    8/31/00

8-E                       Metal Windows & Entrances                     8/31/00

8-F                       Overhead Doors                                8/31/00

                          Division 9
                          ----------

9-A                       Drywall Construction                          8/31/00

9-B                       Ceramic Tile                                  8/31/00

9-C                       Resilient Floors                              8/31/00

9-D                       Epoxy Flooring                                8/31/00

9-E                       Painting                                      8/31/00

No.                       Title                                         Date
---                       -----                                         ----

9-F                       Acoustic Ceilings                             8/31/00

9-G                       Carpeting                                     8/31/00

9-H                       Vinyl Wall Covering                           8/31/00

9-I                       Cementious Fireproofing                       8/31/00

                          Division 10
                          -----------

10-A                      Building Specialties                          8/31/00

10-B                      Laboratory Casework                           8/31/00

10-C                      Toilet Partitions                             8/31/00

10-D                      Toilet Accessories                            8/31/00

10-E                      Cold Rooms                                    8/31/00

10-F                      Safety Storage Unit                           8/31/00

10-G                      Chain Link Fence                              8/31/00

10-H                      Wire Mesh Partition                           8/31/00

10-I                      Signage                                       8/31/00

10-J                      Access Flooring                               8/31/00

                          Division 14
                          -----------

14-A                      Elevator                                      8/31/00

14-B                      Dock Leveler                                  8/31/00

                          Division 15
                          -----------

15-A                      Fire Protection                               8/31/00

15-B                      Plumbing                                      8/31/00

15-C                      HVAC                                          8/31/00

                          Division 16
                          -----------

16-A                      Electrical                                    8/31/00

                          Item III
                          --------

                          Site Specifications

No.                       Title                                         Date
---                       -----                                         ----

1.01                      Related Documents

1.02                      Related Work Specified Elsewhere

1.03                      Description of Work

                          Item IV
                          -------

                          MEP Specifications                            11/17/00

                          Part 1

1.1                       References                                    11/17/00

1.2                       Definitions                                   11/17/00

1.3                       Scope                                         11/17/00

1.4                       Contract Documents                            11/17/00

1.5                       CAD Design                                    11/17/00

1.6                       Discrepancies in Documents                    11/17/00

1.7                       Modifications in Layout                       11/17/00

1.8                       RFI's                                         11/17/00

1.9                       Related Work in Other Section                 11/17/00

1.10                      Existing Conditions and Prep.                 11/17/00

1.11                      Codes, Standards, Authorities and Permits     11/17/00

1.12                      Guarantee and 24 hour Service                 11/17/00

1.13                      Record Drawings                               11/17/00

1.14                      Bulletins, Manuals, & Operating
                          Instructions & Protection                     11/17/00

1.15                      Protection of Work                            11/17/00

1.16                      Submittals

1.17                      Coordination Drawings

1.18                      Seismic Restraint

                          Part 2

2.1                       General                                       11/17/00

2.1                       Vibration Isolation & Seismic Restraint       11/17/00

2.3                       Installation of Vibration Isolation &         11/17/00

No.                       Title                                         Date
---                       -----                                         ----

                          Seismic Restraints

                          Part 3

3.1                       Commissioning of Equipment & Systems          11/17/00

3.2                       Special Responsibilities                      11/17/00

3.3                       Materials & Workmanship                       11/17/00

3.4                       Welding                                       11/17/00

3.5                       Access & Access Panels                        11/17/00

3.6                       Penetrations & Sleeves                        11/17/00

3.7                       Anchors & Inserts                             11/17/00

3.8                       Escutcheons                                   11/17/00

3.9                       Core Drilling                                 11/17/00

3.10                      Installation of Equipment                     11/17/00

3.11                      Expansion Provisions                          11/17/00

3.12                      Cleaning                                      11/17/00

3.13                      Project Close Out Procedure                   11/17/00

                          Part 4

4.1                       General                                       11/17/00

Plans

      The plans listed on the attached "Current Drawing List" by Erland Construction, Inc. dated January 18, 2001 referencing "Sepracor 99066" and containing Pages 1 through 6.

Additional Plans

      1. Phasing plan entitled "Sketch Plan in Marlborough, Mass. Showing Proposed Phase Lines Solomon Pond Corporate Center" by Hayes Engineering, Inc. dated January 10, 2001 (portions relating to Phase I).

      2. Site Plan entitled "Solomon Pond Corporate Center Marlborough, Massachusetts Sepracor Applicant: Waterford Development Corporation Owner:
Hillside School" by Hayes Engineering, Inc. dated August 18, 2000 latest revision January 25, 2001, consisting of an Index Sheet and Sheets GP1, GP2, C1-C8, LP1-LP3, PL1 and PL2, as endorsed by the Marlborough Site Plan Committee (portions corresponding to aforesaid Phase I).

      3. Subdivision plan entitled "Definitive Plan Solomon Pond Corporate Center Marlborough, Mass." by Hayes Engineering, Inc. dated April 4, 2000 revised May 11, 2000 and January 10, 2001 recorded with Middlesex South Registry of Deeds as Plan No. 47 of 2001.

Completion

      The foregoing Plans and Specifications are substantially but not fully complete. Additions, refinements and modifications necessary to finish them must be approved by both Parties, which approvals shall not be unreasonable withheld or delayed, and endorsed or initiated by each to indicate its approval.

                                   SCHEDULE BR

                                    Base Rent

      1. Definitions in Lease. All terms used in this Schedule which are defined in the Lease to which this Schedule is attached shall have the meanings assigned to them in the Lease. In particular, reference is made to the definitions of Interim First Mortgage Loan, Permanent First Mortgage Loan and Second Mortgage Loan set forth in Section 1.1 of the Lease.

      2. Additional Definitions. The following additional terms used in this Schedule shall be defined as indicated:

      (a) Interim First Mortgage Monthly Debt Service Amount. "Interim First Mortgage Monthly Debt Service Amount" shall mean the monthly debt service payable under the Term Loan Segment (as distinguished from the Construction Loan Segment) of the Interim First Mortgage Loan, equal to the constant blended monthly payment of principal and interest which, at the Interim First Mortgage Interest Rate compounded at such intervals as provided under said loan, would fully amortize such loan over the amortization period specified thereunder.

      (b) Permanent First Mortgage Monthly Debt Service Amount. "Permanent First Mortgage Monthly Debt Service Amount" shall mean the monthly debt service payable under the Permanent First Mortgage Loan, equal to the constant blended monthly payment of principal and interest which, at the Permanent First Mortgage Interest Rate compounded at such intervals as provided under said loan, would fully amortize such loan over the amortization period specified thereunder.

      (c) Second Mortgage Monthly Debt Service Amount. "Second Mortgage Monthly Debt Service Amount" shall mean the monthly interest payment due under the Second Mortgage Loan, calculated at the Second Mortgage Interest Rate.

      (d) Monthly Debt Service Component. "Monthly Debt Service Component" shall mean the portion of Base Rent consisting of the sum of (i) either the Interim First Mortgage Monthly Debt Service Amount or Permanent First Mortgage Monthly Debt Service Amount, whichever is applicable at the given time, plus (ii) the Second Mortgage Monthly Debt Service Amount.

      (e) Monthly Return on Landlord's Equity Amount. "Monthly Return on Landlord's Equity Amount" shall mean 20% times the Landlord's Contribution to Base Project Costs (excluding, however, any Excess Base Project Cost which is charged to Landlord pursuant to Section 4.33), divided by 12. "Monthly Return on Landlord's Equity Component" shall mean the portion of Base Rent consisting of and equal to the Monthly Return on Landlord's Equity Amount.

      (f) Interim First Mortgage Interest Rate. "Interim First Mortgage Interest Rate" shall mean the annual rate of interest under the Term Loan Segment of the Interim First Mortgage Loan.

      (g) Permanent First Mortgage Interest Rate. "Permanent First Mortgage Interest Rate" shall mean the annual rate of interest under the Permanent First Mortgage Loan.

      (h) Second Mortgage Interest Rate. "Second Mortgage Interest Rate" shall mean the annual rate of interest under the Second Mortgage Loan.

      3. Base Rent-Original Term. The monthly Base Rent during the first through the tenth Lease Years, inclusive, shall be the sum of (a) either the Interim First Mortgage Monthly Debt Service Amount or the Permanent First Mortgage Monthly Debt Service Amount, whichever is applicable at the given time, plus (b) the Second Mortgage Monthly Debt Service Amount plus (c) the Monthly Return on Landlord's Equity Amount. The monthly Base Rent during the 11th through 15th Lease Years, inclusive, shall be the (x) the monthly Base Rent as provided by the foregoing formula times (y) 1.16.

      4. Limitations regarding Permanent Mortgage Component. In calculating Base Rent as aforesaid, the Permanent First Mortgage Monthly Debt Service shall be such debt service specifically and only with respect to the initial Permanent First Mortgage Loan obtained to refinance the Interim First Mortgage Loan pursuant to Section 5.2 of the Lease. Once the Base Rent is determined based on such debt service value, it remains the same for the balance of the original Lease Term (except only for the aforesaid 16% increase for Lease Years 11-15), and does not change with any subsequent refinancings of such initial Permanent First Mortgage Loan. As more particularly set forth in said Section 5.2, the original principal amount of such initial Permanent First Mortgage Loan shall be the outstanding balance due under the Interim First Mortgage Loan which it refinances, and no more.

      5. Confirmation. When the Base Rent has finally been determined pursuant to this Schedule for the portion of the Term when the Term Loan Segment of the Interim First Mortgage Loan is applicable and the portion of the Term when the Permanent First Mortgage Loan is applicable, the Parties shall mutually execute and deliver a written instrument setting forth and confirming such rent. The Base Rent for the portion of the Term when the Term Loan Segment of the First Mortgage Loan is applicable is currently estimated to be $2,906,334 per year ($15.09 per square foot per year x 192,600 rentable square feet in the Building on the Premises).

      6. Base Rent - Extension Periods. If Tenant should exercise any of its Options to Extend the Term of the Lease, then the monthly Base Rent during the subject Extension Period shall be the greater of (a) 95% of the then monthly fair market rent for the Premises or (b) the monthly Base Rent prevailing under the Lease for the period immediately prior to the subject Extension Period. The fair market rent for the Premises for any Extension Period shall be determined as follows. Landlord and Tenant shall make reasonable and diligent efforts in good faith to agree in writing on the fair market rent within 30 days after Tenant's notice exercising the subject Extension Option. If they succeed, then the fair market rent shall be as established by their agreement. If they do not succeed, then within

60 days after Tenant's exercise notice each shall select an independent real estate appraiser, and the two appraisers shall select a third appraiser. The three appraisers shall each independently appraise and determine the fair market rent of the Premises, and shall deliver their respective reports to both Parties within 120 days after Tenant's exercise notice. The fair market rent of the Premises for the subject Extension Period shall then be as follows: first, average the three appraisals; then disregard the appraisal which deviates the most from the average; then average the two remaining appraisals. The average of said two remaining appraisals shall be the fair market rent of the Premises for the subject Extension Period and shall be binding upon both Landlord and Tenant. Each appraiser shall be a member in good standing of the American Institute of Appraisers or a comparable professional association and shall have at least ten years experience appraising commercial real estate in the MetroWest/Route 495 area. Each Party shall pay the fee of the appraiser it selects. The fee of the third appraiser shall be shared equally by the Parties. There shall be excluded in determining the fair market rent any excess value of (x) Tenant's Specialized Improvements/Base Building Upgrades and any Subsequent Additions and Improvements made by Tenant of similar nature over (y) the value of standard items of the subject nature.

                                   SCHEDULE PB

                         Cost Pro Forma for Base Project

                                   SCHEDULE PI
                     Cost Pro Forma for Tenant's Specialized
                       Improvements/Base Building Upgrades

                                   SCHEDULE PF

                           Cost Pro Forma for Tenant's
                       Fixtures and Equipment Installation

                                   SCHEDULE 5P

                           Form for Five Party Notice

                        NOTICE OF OPTION TO PURCHASE AND
                        RIGHT OF FIRST OFFER TO PURCHASE
                                       AND
                                    AGREEMENT

      This Notice of Right of First Refusal and Option to Purchase and Agreement (the "Notice") is dated as of January 30, 2001 and is among the following parties, having the following addresses:

                  Party                              Address
--------------------------------------------------------------------------------
      Hillside School, Inc., a Massachusetts     Robin Hill Road
      non-profit corporation                     Marlborough, MA 01752
      ("Ground Landlord")

      Waterford Park, LLC,                       c/o Waterford Development Corp.
      a Massachusetts limited liability          175 Highland Avenue
      company ("Landlord")                       Needham, MA 02494
      ("Landlord")

      Waterford Park Phase II, LLC,              c/o Waterford Development Corp.
      a Massachusetts limited liability          175 Highland Avenue
      company                                    Needham, MA 02494
      ("Phase II Landlord")

      Waterford Park Phase III, LLC,             c/o Waterford Development Corp.
      a Massachusetts limited liability          175 Highland Avenue
      company                                    Needham, MA 02494
      ("Phase III Landlord")

      Sepracor, Inc.,                            111 Locke Drive
      a Delaware corporation                     Marlborough, MA 01732
      ("Tenant")

      1. Definitions. The following definitions are applicable to this Notice:

Owners of Interests:                   Collectively: Ground Landlord, Landlord,
                                       Phase II Landlord and Phase III Landlord

Ground Lease:                          A 99 year lease of the Subject Land
                                       between Ground Landlord and Landlord (as
                                       Ground

                                       Tenant) dated January 30, 2001 and
                                       entitled "Phase I Ground Lease from
                                       Hillside School, Inc. to Waterford Park,
                                       LLC for land located in Marlborough,
                                       Massachusetts." A Notice of the Ground
                                       Lease is being recorded with Middlesex
                                       South Registry of Deeds concurrently
                                       herewith.

Office, Research and
Development Park, or Park:             Solomon Pond Corporate Center,
                                       Marlborough, Middlesex County,
                                       Massachusetts, as more particularly
                                       described in Schedule DP attached hereto.
                                       The Office, Research and Development Park consists of the Subject Land, Phase II
                                       Land, Phase III Land and related
                                       easements.

Phase II Ground Lease:                 A 99-year lease of the Phase II Land
                                       between Ground Landlord and Phase II
                                       Landlord (as Ground Tenant) dated January
                                       30, 2001 and entitled "Phase II Ground
                                       Lease from Hillside School, Inc. to
                                       Waterford Park Phase II, LLC for Land
                                       Located in Marlborough, Massachusetts". A notice of the Phase II Ground Lease is being recorded with Middlesex South
                                       Registry of Deeds concurrently herewith.

Phase II Land:                         The particular parcel of land in the
                                       Office, Research and Development Park
                                       described in Schedule L2 attached hereto.
                                       The Phase II Land is adjacent to the
                                       Subject Land to the northwest.

Phase III Ground Lease:                A 99-year lease of the Phase III Land
                                       between Ground Landlord and Phase III
                                       Landlord (as Ground Tenant, dated January
                                       30, 2001 and entitled "Phase III Ground
                                       Lease from Hillside School, Inc. to
                                       Waterford Park Phase III, LLC for Land
                                       Located in Marlborough, Massachusetts". A notice of the Phase III Ground Lease is being recorded with Middlesex South
                                       Registry of Deeds concurrently herewith.

Phase III Land:                        The particular parcel of land in the
                                       Office, Research and Development Park
                                       described in Schedule L3 attached hereto.
                                       The Phase III Land is adjacent to the
                                       Subject Land to the east.

Subject Land or Land:                  The particular parcel of land in the
                                       Office, Research and Development Park
                                       described in Schedule DL attached hereto.

      2. Option to Purchase and Right of First Offer. Reference is made to the Lease dated January 30, 2001 between Landlord as landlord and Tenant as tenant (the "Sepracor Lease"). A notice of the Lease is being recorded concurrently herewith at the Middlesex South Registry of Deeds. Pursuant to Article XXII of the Sepracor Lease, Tenant has the option to purchase the entire Office, Research and Development Park from Landlord and the other Owners of Interests as set forth in said Article XXII (the "Purchase Option"). Pursuant to Article XXIII of the Sepracor Lease, Tenant has a right of first offer to purchase the entire Office, Research and Development Park which right of first offer entitles Tenant to notice from Landlord in the event that Landlord wishes to sell the Park and then the right to purchase the Park at such price and upon such terms and conditions, as set forth in said Article XXIII of the Sepracor Lease (the "Right of First Offer").

      By execution and delivery of this Notice, the Landlord and the other Owners of Interests each ratify and confirm the Purchase Option and the Right of First Offer and agree to be bound by the terms and conditions thereof. The Purchase Option and Right of First Offer shall not be affected by any and all purchase options and rights of first offer in the Ground Lease, the Phase II Ground Lease or the Phase III Ground Lease, and upon the exercise by Tenant of the Purchase Option or the Right of First Offer in accordance with the applicable provisions of the Sepracor Lease, each of the Owners of Interests hereby agrees to convey to Tenant or its designee all of such Collective Owner's right, title and interest in and to the Park (or such Collective Owner's portion thereof) as provided in the Purchase Option or right of First Offer, as applicable.

      As provided in Article XXII of the Sepracor Lease and notwithstanding anything contained herein to the contrary, the Purchase Option, if not timely exercised, shall expire on its own terms on January 30, 2004; but (as provided in Article XXII of the Sepracor Lease) the closing for the purchase and sale of the Park may occur at a later date if the Purchase Option is timely exercised on or before January 30, 2004.

      3. Title of Paragraphs. The titles of the paragraphs of this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

      4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

      5. Binding Agreement. This Notice shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      6. No Modification Unless in Writing, Etc. No modification, amendment, waiver or release of any provision of this Notice or of any right, obligation, claim or cause of action arising hereunder shall be valid or effective unless in writing and signed by the party against whom the same is sought to be asserted.

      7. Severability. In the event that any provision or provisions of this Notice shall for any reason be held invalid, illegal or unenforceable by the final ruling of a court of competent jurisdiction, the remaining provisions of this Notice shall not be affected thereby, and in the place of such invalid, illegal or unenforceable provision there shall be substituted a like, but valid, legal and enforceable provision which most nearly accomplishes the original intention of the parties, as evidenced by this Notice.

      8. Further Assurances. Each party hereto from time to time shall execute and deliver at the request of any party hereto all instruments that may be reasonably necessary or appropriate to evidence their agreements hereunder.

      9. Counterparts. This Notice may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

                         [Signatures on following page.]

      Executed under seal as of the date first above written:

                                        HILLSIDE SCHOOL, INC.

                                        By: ____________________________________
                                            J. Christopher Cutler
                                            President


                                        WATERFORD PARK, LLC

                                        By: ____________________________________
                                            Richard N. Houlding
                                            Manager


                                        WATERFORD PARK PHASE II, LLC

                                        By: ____________________________________
                                            Richard N. Houlding
                                            Manager


                                        WATERFORD PARK PHASE III, LLC

                                        By: ____________________________________
                                            Richard N. Houlding
                                            Manager


                                        SEPRACOR, INC.

                                        By: ____________________________________
                                            Robert F. Scumaci
                                            Senior Vice President of Finance and
                                            Administration

                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.                                                   January ___, 2001

      Then appeared the above-named J. Christopher Cutler, President of HILLSIDE SCHOOL, INC., and acknowledged the foregoing to be his free act and deed as President of HILLSIDE SCHOOL, INC., before me.


                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________

                                                                          (Seal)

                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.                                                   January ___, 2001

      Then appeared the above-named Richard N. Houlding, Manager of WATERFORD PARK, LLC, and acknowledged the foregoing to be his free act and deed as Manager of WATERFORD PARK, LLC, before me.


                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________

                                                                          (Seal)

                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.                                                   January ___, 2001

      Then appeared the above-named Richard N. Houlding, Manager of WATERFORD PARK PHASE II, LLC, and acknowledged the foregoing to be his free act and deed as Manager of WATERFORD PARK PHASE II, LLC, before me.


                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________

                                                                          (Seal)

                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.                                                   January ___, 2001

      Then appeared the above-named Richard N. Houlding, Manager of WATERFORD PARK PHASE III, LLC, and acknowledged the foregoing to be his free act and deed as Manager of WATERFORD PARK PHASE III, LLC, before me.


                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________

                                                                          (Seal)

                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.                                                   January ___, 2001

      Then appeared the above-named Robert F. Scumaci, Senior Vice President of Finance and Administration of SEPRACOR, INC., and acknowledged the foregoing to be his free act and deed as Senior Vice President of Finance and Administration of SEPRACOR, INC., before me.


                                        ________________________________________
                                        Notary Public
                                        My Commission Expires:__________________

                                                                          (Seal)

                                   SCHEDULE GS

                      Form for Ground Lease Subordination,
                     Nondisturbance and Attornment Agreement

                                 Subordination,
                     Nondisturbance and Attornment Agreement

      This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made and entered into as of this _____ day of January, 2001, by and among HILLSIDE SCHOOL, INC., a Massachusetts non-profit corporation ("Ground Landlord"), WATERFORD PARK, LLC a Massachusetts limited liability company ("Ground Lessee"), and SEPRACOR, INC., a Delaware corporation (the "Tenant").

                             PRELIMINARY STATEMENTS

A. Ground Landlord has ground leased to Ground Lessee certain parcels of land located in Marlborough, Middlesex County, Massachusetts, including, but not limited to, the premises leased pursuant to that certain Ground Lease, dated as of January < >, 2001 (the "Ground Lease"), notice of which (the "Ground Lease Notice of Lease") was recorded and filed immediately prior hereto in the Middlesex South Registry of Deeds (the "Registry").

B. Ground Lessee as landlord, and the Tenant are the parties of that certain Lease dated as of January < >, 2001 (the "Lease"), whereby the Ground Lessee demised to the Tenant the premises described in the Lease (the "Premises"), notice of which (the "Notice of Lease") was recorded immediately prior hereto with the Registry. All capitalized terms defined in the Lease that are used but not defined herein shall have the meanings given to such terms in the Lease.

C. The parties hereto desire to enter into this Subordination, Non-Disturbance and Attornment Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Tenant, the Ground Landlord and the Ground Lessee hereby covenant and agree as follows:

            1. Consent. Ground Landlord hereby consents to the Lease.

            2. Subordination. Subject to and upon the terms hereof, the Tenant hereby agrees with the Ground Lessee that the Lease and all of Tenant's right, title and interest as lessee under the Lease shall be subject and subordinate in all respects to the Ground Lease and all of Ground Lessee's right, title and interest under the Ground Lease (and any amendment, renewal, modification, consolidation, or restatement thereof).

            3. Non-Disturbance. So long as no default on the part of Tenant exists under the Lease and continues beyond the expiration of any applicable periods of notice and grace, as would entitle the Ground Lessee to terminate the Lease or would cause, without any further action on the part of Ground Lessee, the termination of the Lease or would entitle the Ground Lessee to dispossess the Tenant thereunder, (i) the Lease shall not be terminated, nor shall such Tenant's use, possession or enjoyment of the Premises or rights under the Lease be interfered with in any way as a result of any termination of the Ground Lease; and (ii) in the event of and notwithstanding any such termination of the Ground Lease, (A) the Lease shall nonetheless remain in full force and effect and shall continue as a direct lease between Ground Landlord and Tenant, (B) Ground Landlord shall be bound by and shall pay and perform all of the covenants, agreements and obligations of the landlord under the Lease arising after the termination of the Ground Lease; (C) Ground Landlord shall recognize the Lease and all of Tenant's rights and privileges thereunder and (D) Tenant's possession, use and occupancy of the Premises under the Lease, and Tenant's rights and privileges under the Lease, shall not be disturbed or otherwise adversely affected in any way.

            4. Attornment. Unless the Lease has been terminated in accordance with its terms, if the Ground Lease is terminated, Tenant thereunder shall be bound to the Ground Landlord under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which Tenant may effect in accordance with any option therefor in the Lease, with the same force and effect as if the Ground Landlord were the landlord under the Lease, and, in the event of such termination, Tenant does hereby agree to attorn to the Ground Landlord, as the landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Ground Landlord to the interest of the landlord under the Lease or the termination of the leasehold estate created by the Ground Lease. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Ground Landlord may require. The respective rights and obligations of Ground Landlord and Tenant upon such attornment, to the extent of the then remaining balance of the term of the Lease and any extensions and renewals, shall be and are the same as now set forth in the Lease.

            5. No Modification of Lease. As between Ground Lessee and Tenant, Ground Lessee and Tenant covenant and agree that nothing herein contained shall be deemed or construed to modify the Lease. Ground Landlord hereby confirms and agrees with Tenant and Ground Lessee that Ground Landlord shall remain jointly and severally liable with Ground Lessee under the Lease for the performance of the landlord's obligations thereunder (including payments to third parties) notwithstanding anything contained in the Ground Lease to the contrary, but Ground Landlord's obligations under the Lease shall commence only if and when Ground Landlord succeeds to Ground Lessee's interest as Landlord under the Lease as provided herein.

            6. Title of Paragraphs. The titles of the paragraphs of this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

            7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

            8. Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

            9. No Modification Unless in Writing, Etc. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or effective unless in writing and signed by the party against whom the same is sought to be asserted.

            10. Severability. In the event that any provision or provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable by the final ruling of a court of competent jurisdiction, the remaining provisions of this Agreement shall not be affected thereby, and in the place of such invalid, illegal or unenforceable provision there shall be substituted a like, but valid, legal and enforceable provision which most nearly accomplishes the original intention of the parties, as evidenced by this Agreement.

            11. Further Assurances. Ground Landlord, Ground Lessee and the Tenant from time to time shall execute and deliver at the request of any party hereto all instruments that may be reasonably necessary or appropriate to evidence their agreements hereunder.

            12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

                         [Signatures on following page.]

      EXECUTED as a sealed instrument as of the day and year first above written.

                                        GROUND LANDLORD:

                                        HILLSIDE SCHOOL, INC.

                                        By: ____________________________________
                                            J. Christopher Cutler
                                            President


                                        GROUND LESSEE:

                                        WATERFORD PARK, LLC

                                        By: ____________________________________
                                            Richard N. Houlding
                                            Manager


                                        TENANT:

                                        SEPRACOR, INC.

                                        By: ____________________________________
                                            Robert F. Scumaci
                                            Senior Vice President of Finance and
                                            Administration

                      [Acknowledgments on following page.]

                          COMMONWEALTH OF MASSACHUSETTS

____________________, ss.                             ____________________, 2001

      Then personally appeared the above-named J. Christopher Cutler, President of Hillside School, Inc. and acknowledged the foregoing instrument to be his free act and deed on behalf of said corporation, before me.


                                        ________________________________________
[AFFIX SEAL]                            Notary Public
                                        My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

____________________, ss.                             ____________________, 2001

      Then personally appeared the above-named Richard N. Houlding, Manager of Waterford Park, LLC and acknowledged the foregoing instrument to be his free act and deed on behalf of said limited liability company, before me.


                                        ________________________________________
[AFFIX SEAL]                            Notary Public
                                        My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

____________________, ss.                             ____________________, 2001

      Then personally appeared the above-named Robert F. Scumaci, Senior Vice President of Finance and Administration, of Sepracor, Inc. and acknowledged the foregoing instrument to be his free act and deed on behalf of said corporation, before me.


                                        ________________________________________
[AFFIX SEAL]                            Notary Public
                                        My Commission Expires:

                                   SCHEDULE OE

                    Outstanding Encumbrances on the Premises

      1. Matters shown on plan entitled "ALTA/ACSM Land Title Survey in Marlborough, Mass." prepared by Hayes Engineering, Inc. dated January 30, 2001.

      2. The exact acreage or square footage being other than as stated in the description sheet annexed or the plan(s) therein referred to.

      3. Riparian, flowage and other rights of others in and to Muddy Pond, insofar as the same may now be in force and applicable.

      4. Order of Taking by the Massachusetts Department of Public works for layout of Interstate Route 290 (including non access provisions thereof and including easement for the purpose of relocating, deepening and/or widening the channel or portions of the Assabet River) dated May 31, 1967 recorded* in Book 11336, Page 555. (Affects Parcel One).

      5. Order of Taking by Massachusetts Water Resources Commission dated May 12, 1975 recorded in Book 12808, Page 509. (Affects Parcel Four).

      6. Order of Taking by Massachusetts Water Resources Commission, including the provisions requiring the approval of the location and design of roadway, dated May 12, 1975 recorded in Book 12808, Page 515. (Affects Parcel Four).

      7. Order under G.L. c.131, s. 40A of the Massachusetts Department of Environmental Management (Case No. 444-77-2) dated July 14, 1977 recorded in Book 13425, Page 339 (Affects Parcel One).

      8. Terms and provisions of a Ground Lease from Hillside School, Inc. to Waterford Park, LLC dated January 30, 2001, a notice of which entitled "Notice of Lease" dated January 30, 2001 was recorded as Instrument No. 377 on February 1, 2001.

      9. Terms and provisions of a Ground Lease from Hillside School, Inc. to Waterford Park Phase II, LLC dated January 30, 2001, a notice of which entitled "Notice of Lease" dated January 30, 2001 was recorded as Instrument No. 379 of February 1, 2001.

      10. Terms and provisions of a Ground Lease from Hillside School, Inc. to Waterford Park Phase III, LLC dated January 30, 2001, a notice of which entitled "Notice of Lease" dated January 30, 2001 was recorded as Instrument No. 381 of February 1, 2001.

      11. Terms and provisions of a Declaration of Easements, Covenants and Restrictions by Hillside School, Inc. dated January 29, 2001 recorded as Instrument No. 375 of February 1, 2001. (Affects Parcels One and Two).

----------
* "Recorded" shall mean, except as otherwise explicitly stated, recorded with Middlesex South District Registry of Deeds.

      12. Terms and provisions of a Declaration of Restrictive Covenant by Hillside School, Inc. dated January 29, 2001 and recorded as Instrument No. 376 on February 1, 2001.

      13. Terms and provisions of an Easement Agreement by and between Saint-Gobain Ceramics & Plastics, Inc. and Hillside School, Inc. dated January 29, 2001 recorded as Instrument No. 374 on February 1, 2001 and recorded with Worcester County ** in Book 23500, Page 171. (Affects Parcel Three).

      14. Terms and provisions of a Lease by and between Waterford Park, LLC and Sepracor, Inc. dated January 30, 2001, a notice of which entitled "Notice of Lease" dated January 30, 2001 was recorded as Instrument No. 383 of February 1, 2002.

      THE FOLLOWING ITEMS AFFECT THE EASEMENT PARCEL ONLY:

      15. Rights, easements, reservations, restrictions, agreements, covenants and other terms and provision of deed to Norton Company dated March 21, 1984, recorded with Worcester County in Book 8127, Page 168 and recorded in Book 15497, Page 48, as affected by Partial Waiver of Protective Restrictions recorded with Worcester County in Book 15027, Page 137.

      16. Terms and provision of Restrictive Agreement dated February 13, 1976 recorded with Worcester County in Book 5890, Page 173.

      17. Covenant to the Northborough Planning Board dated May 16, 1983 recorded with Worcester County in Book 7789, Page 82.

      18. Order of Taking by the Worcester County Commissions for layout, alternation, relocation, discontinuance and specific repairs of Solomon Pond Road, recorded August 16, 1961 with Worcester County in Book 3357, Page 551.

      19. Easement to Town of Northborough dated February 13, 1976 recorded with Worcester County in Book 5890, Page 189.

      20. Grant of Easement from New England Power Company to M. Gordon Ehrlich, et al. Trustees dated October 30, 1981 recorded with Worcester County in Book 7789, Page 68.

      21. Rights, easements, reservations, agreements and other terms and provision of Deed from M. Gordon Ehrlich, et al. Trustees and Grant of Easement to Town of Northborough dated March 15, 1984, recorded with Worcester County in Book 8125, Page 277 and recorded in Book 15494, Page 202.

      22. Easement Agreement by and between Norton Company and Berlin Properties Limited Partnership dated January 9, 1994 recorded in Book 25181, Page 67.

----------
** "Worcester County" means Worcester County Registry of Deeds.

      23. Certification of Betterment or Special Assessment by the Office of Water and Sewer Department of the Town of Northborough dated April 9, 1986 recorded with Worcester County in Book 9371, Page 58.

      24. Certification of Betterment or Special Assessment by the Office of Water and Sewer Department of the Town of Northborough dated April 9, 1986 recorded with Worcester County in Book 9371, Page 60.

      25. Order of Taking including limited and non-access provisions thereof of Interstate 290 dated June 1967 recorded in Book 11336, Page 555.

      26. Order of Taking by Massachusetts Metropolitan District Commission for water tunnel purposes dated January 15, 1959 recorded with Worcester County in Book 4001, Page 505.

      27. Order of Taking by the Massachusetts Water Resource Commission for flood prevention dated May 12, 1975 recorded in Book 12808, Page 501.

      28. Order of Taking by the Massachusetts Water Resource Commission for flood prevention and related purposes dated August 11, 1975 recorded Book 12860, Page 255.

      29. Order of Taking by the Massachusetts Water Resource Commission for flood prevention and related purposes dated May 12, 1975 recorded with Worcester County in Book 5733, Page 62 and Page 181.

      30. Order of Taking by the Massachusetts Water Resource Commission for flood prevention and related purposes dated August 11, 1975 recorded with Worcester County in Book 5796, Page 226.

      31. Easement and other matters disclosed by Plans recorded with Worcester County in Plan Book 507, Plan 27 and Plan Book 517, Plan 121.

                                   SCHEDULE HS

            Heating, Ventilating and Air Conditioning Specifications

      The specifications set forth in the attached document entitled "Heating Ventilating and Air Conditioning Specifications-Sepracor System Descriptions" dated August 14, 2000 containing the reference number 20396 and consisting of pages 15000 TofC HVAC and 15000-1 HVAC through 15000-8 HVAC.

                                   SCHEDULE CS

                     Cleaning and Janitorial Specifications

      The following cleaning functions will be performed before or after the Normal Business Days and Hours:

      1.    In Tenant Areas:
            a. All hard flooring to be swept and/or dust mopped five (5) times per week.
            b. All carpeted areas and rugs to be vacuumed three (3) times per week.
            c.    Wastepaper baskets to be emptied five (5) times per week.
            d. Dust furniture, windowsills and convectors provided free of papers, etc. five (5) times per week.
            e.    Ledges, moldings and blinds to be dusted quarterly.
            f. Clean all exterior windows on the inside semi-annually, provided that windows are free of any articles and access to the windows is not obstructed.

      2.    In Common Areas:
            g. All stairways to be swept five (5) times per week. Wet mopped and buffed as needed.
            h.    Cigarette urns (if any) to be cleaned five (5) times per week.
            i. Walls and interior surfaces of lobby including glass, doors and furniture to be cleaned five (5) times per week.
            j. Lobby floors to be maintained nightly, with finish applied and buffed as needed.
            k.    Walls, doors, and ceilings of elevator cabs to be cleaned five
                  (5) times per week.
            l. Entrance lobby glass to be washed or wiped five (5) times per week.
            m.    Outside of all exterior windows to be washed semi-annually.

      3.    In Public Lavatories:
            n. All flooring to be swept and washed, using disinfectant in water five (5) times per week.
            o.    All basins, bowls, urinals and toilet seats to be washed five
                  (5) times per week. Lavatory walls and stall partitions to be cleaned as needed.
            p.    All mirrors to be washed five (5) times per week.
            q. Paper towel and sanitary disposal receptacles to be emptied and cleaned five (5) times per week. Plastic liners to be provided for all receptacles.
            r. Toilet tissue holders, soap and towel dispensers to be filled five (5) times per week.
            s.    Air deodorizers to be provided and maintained.

                                   SCHEDULE IS

                             Tenant's Initial Signs

      Tenant's basic sign design (corporate name and logo) below is hereby approved by Landlord for general use in Tenant's signs. Specific signs shall be as mutually agreed upon by Landlord and Tenant in connection with the Project design process and development of the Project Plans and Specifications pursuant to the Lease.

                                   SCHEDULE L2

                          Description of Phase II Land

PARCEL ONE

      A certain parcel of land situated off Robin Hill Street, Marlborough, Middlesex County, Commonwealth of Massachusetts and more particularly shown as the remaining portion of Parcel 3 not utilized as Phase I on a Plan entitled "Definitive Plan Solomon Pond Corporate Center Marlborough, Mass." dated April 4, 2000 revised May 11, 2000 and January 10, 2001 prepared by Hayes Engineering, Inc. recorded with Middlesex South Registry of Deeds as Plan No. 47 of 2001, ("Definitive Plan") said portion being shown as Phase II on the sketch/plan entitled "Sketch Plan in Marlborough, Mass. Showing Proposed Phase Lines, Solomon Pond Corporate Center" dated January 10, 2001 prepared by Hayes Engineering, Inc. (the "Phase Plan"), attached hereto.

PARCEL TWO

      The right and easement, appurtenant to Parcel One above, to use the strip of land shown as the "Proposed Common Driveway Easement" on the Definitive Plan as described in a Declaration of Easements, Covenants and Restrictions by Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 375 of February 1, 2001.

PARCEL THREE

      The right and easements appurtenant to Parcel One above, to use the strip of land shown as "Common Driveway Easement" on the Definitive Plan for all purposes for which streets and ways are used in the Town of Northborough and City of Marlborough and for installation of improvements as defined in the Easement Agreement (hereinafter defined) and for other rights set forth in the Easement Agreement all as set forth in the Easement Agreement from Saint-Gobain Ceramics & Plastics, Inc. to Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 374 of February 1, 2001 and with Worcester Registry of Deeds in Book 23500, Page 171.

PARCEL FOUR

      The perpetual easement and right of way, appurtenant to Parcel One above, for the purpose of ingress and egress to and from Robin Hill Street and together with the right to construct, reconstruct, maintain and repair said roadway as set forth, specifically excluded and referred to in Order of Taking by the Massachusetts Water Resources Commission dated May 12, 1975 and recorded with Middlesex South Registry of Deeds in Book 12808, Page 515.


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

                                   SCHEDULE G2

                              Phase II Ground Lease

      Attached "Phase II Ground Lease from Hillside School, Inc. to Waterford Park Phase II, LLC for Land Located in Marlborough, Massachusetts" dated January 30, 2001.


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

                                   SCHEDULE P2

                      Preliminary Plan of Phase II Project

      Attached plan entitled "Sketch Plan in Marlborough, Mass. Showing Proposed Phase Lines Solomon Pond Corporate Center" by Hayes Engineering, Inc. dated January 10, 2001 (portion showing Phase II).


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

                                   SCHEDULE B2

                          Base Rent for Phase II Lease
                    (If Phase II Expansion Option Exercised)

      1. Definitions in Lease. All terms used in this Schedule which are defined in the Lease to which this Schedule is attached shall have the meanings assigned to them in the Lease. In particular, reference is made to the definitions of Phase II Land, Phase II Landlord, Phase II Building, Phase II Project and Phase II Premises set forth in Section 1.1 of the Lease.

      2. Additional Definitions. The following additional terms used in this Schedule shall be defined as indicated.

      (a) Phase II Permanent Mortgage Loan. "Phase II Permanent Mortgage Loan" shall mean the permanent mortgage loan obtained by Phase II Landlord pursuant to
Section 20.4 of the Lease to finance the Phase II Project.

      (b) Phase II Mortgage Constant. "Phase II Mortgage Constant" shall mean the annual debt service constant under Phase II Permanent Mortgage Loan, i.e. the percentage which, when multiplied by the original principal amount of such loan, yields the total aggregate annual payment of principal and interest due under such loan at the interest and amortization rates specified thereunder.

      (c) Phase II Rent Constant. "Phase II Rent Constant" shall mean the Phase II Mortgage Constant plus 200 basis points.

      (d) Phase II Base Project Cost. "Phase II Base Project Cost" mean the cost of developing and constructing the Base Phase II Project, corresponding to the Base Project Cost for the initial Project under the Lease and determined in accordance with the same principles and procedures as set forth in the Lease for such initial Base Project Cost. The Phase II Land shall be valued for the purpose of such calculation at (a) the number of square feet in the Phase II Building times (b) $18 per square foot. The Phase II Base Project Cost shall include the Phases II/III Preliminary Work Cost allocated to Phase II.

      (e) Adjusted Phase II Base Project Cost. "Adjusted Phase II Base Project Cost" shall mean the Phase II Base Project Cost minus (a) any cost overruns charged to Landlord and (b) any cost overruns charged to and previously paid by Tenant, all in accordance with the cost overrun provisions in set forth in the Lease with respect to the initial Project, applied mutatis mutandis given the specifics of the Phase II Project.

      3. Base Rent-Original Term. The annual Base Rent under the Phase II Lease during the first through the tenth Lease Years, inclusive, shall be (a) the Adjusted Phase II Base Project Cost times (b) the Phase II Rent Constant. The annual Base Rent during the 11th through 15th Lease Years, inclusive, shall be
(x) the annual Base Rent provided by the foregoing formula times (y) 1.16. Base Rent shall be payable in monthly installments each equal to 1/12 of the applicable annual amount.


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

      4. Base Rent-Extension Periods. If Tenant should exercise any Options to Extend under the Phase II Lease, the annual Base Rent during any subject Extension Period shall be the greater of (a) 95% of the then annual fair market rent for the Phase II Premises or (b) the annual Base Rent prevailing under the Phase II Lease for the period immediately prior to the subject Extension Period. The fair market rent of the Lease shall be determined in the same manner as provided in Schedule BR of the Lease with regard to Extension Periods thereunder.

      5. Mortgage Parameters. As more particularly set forth in Section 20.4 of the Lease, Phase II Landlord shall make reasonable and diligent efforts to obtain the Phase II Permanent Mortgage Loan (a) on a 75% loan to value basis,
(b) with a term of not less than 10 years, (c) with an amortization schedule based on level payments of principal and interest for 25 years and (d) at then applicable market interest rates for such loans, given Tenant's financial condition and creditworthiness. As further provided in such Section, the terms of such loan must be approved by Tenant, and in such regard Tenant shall have the options set forth in said Section and Section 20.5.

                                   SCHEDULE L3

                          Description of Phase III Land

PARCEL ONE

      A certain parcel of land situated off Robin Hill Street, Marlborough, Middlesex County, Commonwealth of Massachusetts shown as Parcel 2 on a Plan entitled "Definitive Plan Solomon Pond Corporate Center Marlborough, Mass." dated April 4, 2000, revised May 11, 2000 and January 10, 2001 prepared by Hayes Engineering, Inc. recorded with Middlesex South Registry of Deeds as Plan No. 47 of 2001 ("Definitive Plan"), said parcel also being shown as Phase III on the sketch/plan entitled "Sketch Plan in Marlborough, Mass. Showing Proposed Phase Lines, Solomon Pond Corporate Center" dated January 10 2001, prepared by Hayes Engineering, Inc. (the "Phase Plan"), attached hereto.

PARCEL TWO

      The right and easement, appurtenant to Parcel One above, to use the strip of land shown as the "Proposed Common Driveway Easement" on the Definitive Plan as described in a Declaration of Easements, Covenants and Restrictions by Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 375 of February 1, 2001.

PARCEL THREE

      The right and easement, appurtenant to Parcel One above, to use the strip of land shown as "Common Driveway Easement" on the Definitive Plan for all purposes for which streets and ways are used in the Town of Northborough and City of Marlborough and for installation of improvements as defined in the Easement Agreement (hereinafter defined) and for other rights set forth in the Easement Agreement all as set forth in the Easement Agreement from Saint-Gobain Ceramics & Plastics, Inc. to Hillside School, Inc. dated January 29, 2001 and recorded with the Notice of this Lease with Middlesex South Registry of Deeds as Instrument No. 374 of February 1, 2001 and with Worcester Registry of Deeds in Book 23500, Page 171.

PARCEL FOUR

      The perpetual easement and right of way, appurtenant to Parcel One above, for the purpose of ingress and egress to and from Robin Hill Street and together with the right to construct, reconstruct, maintain and repair said roadway as set forth, specifically excluded and referred to in Order of Taking by the Massachusetts Water Resources Commission dated May 12, 1975 and recorded with Middlesex South Registry of Deeds in Book 12808, Page 515.

                                   SCHEDULE G3

                             Phase III Ground Lease

      Attached "Phase III Ground Lease from Hillside School, Inc. to Waterford Park Phase III, LLC for Land Located in Marlborough, Massachusetts" dated January 30, 2001.

                                   SCHEDULE P3

                      Preliminary Plan of Phase III Project

      Attached plan entitled "Sketch Plan in Marlborough, Mass. showing Proposed Phase Lines Solomon Pond Corporate Center" by Hayes Engineering, Inc. dated January 10, 2001 (portion showing Phase III).

                                   SCHEDULE B3

                          Base Rent for Phase III Lease
                    (If Phase III Expansion Option Exercised)

      1. Definitions in Lease. All terms used in this Schedule which are defined in the Lease to which this Schedule is attached shall have the meanings assigned to them in the Lease. In particular, reference is made to the definitions of Phase III Land, Phase III Landlord, Phase III Building, Phase III Project and Phase III Premises set forth in Section 1.1 of the Lease.

      2. Additional Definitions. The following additional terms used in this Schedule shall be defined as indicated.

      (a) Phase III Permanent Mortgage Loan. "Phase III Permanent Mortgage Loan" shall mean the permanent mortgage loan obtained by Phase III Landlord pursuant to Section 21.3 of the Lease to finance the Phase III Project.

      (b) Phase III Mortgage Constant. "Phase III Mortgage Constant" shall mean the annual debt service constant under Phase III Permanent Mortgage Loan, i.e. the percentage which, when multiplied by the original principal amount of such loan, yields the total aggregate annual payment of principal and interest due under such loan at the interest and amortization rates specified thereunder.

      (c) Phase III Rent Constant. "Phase III Rent Constant" shall mean the Phase III Mortgage Constant plus 200 basis points.

      (d) Phase III Base Project Cost. "Phase III Base Project Cost" mean the cost of developing and constructing the Base Phase III Project, corresponding to the Base Project Cost for the initial Project under the Lease and determined in accordance with the same principles and procedures as set forth in the Lease for such initial Base Project Cost. The Phase III Land shall be valued for the purpose of such calculation at (a) the number of square feet in the Phase III Building times (b) $20 per square foot. The Phase III Base Project Cost shall include the Phases II/III Preliminary Work Cost allocated to Phase III.

      (e) Adjusted Phase III Base Project Cost. "Adjusted Phase III Base Project Cost" shall mean the Phase III Base Project Cost minus (a) any cost overruns charged to Landlord and (b) any cost overruns charged to and previously paid by Tenant, all in accordance with the cost overrun provisions in set forth in the Lease with respect to the initial Project, applied mutatis mutandis given the specifics of the Phase III Project.

      3. Base Rent-Original Term. The annual Base Rent under the Phase III Lease during the first through the tenth Lease Years, inclusive, shall be (a) the Adjusted Phase III Base Project Cost times (b) the Phase III Rent Constant. The annual Base Rent during the 11th through 15th Lease Years, inclusive, shall be
(x) the annual Base Rent provided by the foregoing formula times (y) 1.16. Base Rent shall be payable in monthly installments each equal to 1/12 of the applicable annual amount.

      4. Base Rent-Extension Periods. If Tenant should exercise any Options to Extend under the Phase III Lease, the annual Base Rent during any subject Extension Period shall be the greater of (a) 95% of the then annual fair market rent for the Phase III Premises or (b) the annual Base Rent prevailing under the Phase III Lease for the period immediately prior to the subject Extension Period. The fair market rent of the Lease shall be determined in the same manner as provided in Schedule BR of the Lease with regard to Extension Periods thereunder.

      5. Mortgage Parameters. As more particularly set forth in Section 21.3 of the Lease, Phase III Landlord shall make reasonable and diligent efforts to obtain the Phase III Permanent Mortgage Loan (a) on a 75% loan to value basis,
(b) with a term of not less than 10 years, (c) with an amortization schedule based on level payments of principal and interest for 25 years and (d) at then applicable market interest rates for such loans, given Tenant's financial condition and creditworthiness. As further provided in such Section, the terms of such loan must be approved by Tenant, and in such regard Tenant shall have the options set forth in said Section and Section 21.4.

                                   SCHEDULE OP

                Purchase Price under Tenant's Option to Purchase

      1. Definitions in Lease. All terms used in this Schedule which are defined in the Lease to which this Schedule is attached shall have the meanings assigned to them in the Lease. In particular, reference is made to the definitions of Office, Research and Development Park or Park, Building, Base Project, Project, Budgeted Cost for Base Project, Phase II Land, Phase II Building, Phase II Project, Phase III Land, Phase III Building, Phase III Project and Purchase Option or Option to Purchase set forth in Section 1.1 of the Lease and the definitions of Base Project Cost, Budgeted Cost, Closing, Collective Owners, Phases II/III Preliminary Work Cost and Project Cost set forth in Section 1.2 of the Lease.

      2. Additional Definitions. The following additional terms used in this Schedule shall be defined as indicated.

      (a) Adjusted Base Project Cost. "Adjusted Base Project Cost" shall mean the final actual Base Project Cost, determined as provided in Sections 4.31 and
4.32 of the Lease, adjusted, in the event that such final actual cost is greater than the Budgeted Cost of the Base Project, by subtracting (i) the portion of any such overrun charged to Landlord pursuant to Section 4.33 of the Lease which is in excess of $1,000,000 and (ii) the amount of any such overrun charged to Tenant pursuant to said Section which has previously been paid by Tenant.

      (b) Phase II Land Cost. "Phase II Land Cost" shall mean (i) if Tenant exercises the Purchase Option with 24 months after the Date of this Lease, $1,429,200 (79,400 square feet in the future Phase II Building x $18 per developable square foot for the then undeveloped Phase II Land), (ii) if Tenant exercises the Purchase Option between the 25th and 30th months after the Date of this Lease, inclusive, $1,508,600 (79,400 square feet in the future Phase II Building x $19 per developable square foot of said land) or (iii) if Tenant exercises the Purchase Option during or after the 31st month after the Date of this Lease, $1,588,000 (79,400 square feet in the future Phase II Building x $20 per developable square foot of said land), as applicable.

      (c) Phase III Land Cost. "Phase III Land Cost" shall mean (i) if Tenant exercises the Purchase Option within 24 months after the Date of this Lease, $2,754,000 (153,000 square feet in the future Phase III Building x $18 per developable square foot for the then undeveloped Phase III Land), (ii) if Tenant exercises the Purchase Option between the 25th and 30th months after the Date of this Lease, inclusive, $2,907,000 (153,000 quare feet in the future Phase III Building x $19 per developable square foot of said land) or (iii) if Tenant exercises the Purchase Option during or after the 31st month after the Date of this Lease, $3,060,000 (153,000 square feet in the future Phase III Building x $20 per developable square foot of said land), as applicable.

      3. Option Purchase Price. If Tenant exercises its Option to Purchase the Office, Research and Development Park, then the Purchase Price which Tenant shall pay to the Collective Owners for the Park shall be the sum of (a) the Adjusted Base Project Cost plus

(b) the Phases II/III Preliminary Work Cost plus (c) the applicable Phase II Land Cost plus (d) the applicable Phase III Land Cost plus (e) $3,000,000.

      4. Unfinished Project. The Parties anticipate that the Purchase Option Closing would occur after the Project has been completed. If the Closing shall occur while the Project is still incomplete, the Adjusted Base Project Cost and the Phases II/III Preliminary Work Cost shall be calculated only for work completed through the Closing Date, to account for such situation.

      5. Phases II or III Commenced. The Parties anticipate that the Purchase Option Closing would occur before the Phase II Project or Phase III Project have been commenced or completed. If the Closing shall occur while either or both the Phase II Project or Phase II Project are under construction or completed, then the Purchase Price otherwise payable under this Schedule OP shall be increased by (a) the Adjusted Base Project Cost for all work completed on such project or projects through the Closing Date, determined in the same manner as provided herein for the original Project (but without any double counting of land costs already covered by Paragraph 3 above), plus (b) if the construction loan for such project or projects has closed by the time of the Purchase Option Closing, an amount equal to $10 per square foot times the number of rentable square feet in such project or projects, plus (c) for each three months that passes between such construction loan closing and the Purchase Option Closing, an additional $2.50 per square foot times the number of rentable square feet in such project or projects.